UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

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BBH TRUST
On behalf of the following series:

BBH Select Series — Mid Cap Fund
BBH Partner Fund — International Equity
BBH Limited Duration Fund
BBH Income Fund
BBH Select Series — Large Cap Fund
BBH Intermediate Municipal Bond Fund
BBH U.S. Government Money Market Fund
(Exact name of registrant as specified in charter)

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140 Broadway, New York, NY 10005
(Address of principal executive offices) (Zip Code)

Corporation Services Company
251 Little Falls Drive
Wilmington, DE 19808
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BBH Select Series - Mid Cap Fund

Class I: BBMIX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Select Series - Mid Cap Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Select Series - Mid Cap Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class I	$99	0.84%

How did the Fund perform last year? What affected the Fund's performance?

For the fiscal year ended October 31, 2024, the Fund returned 36.79%, outperforming the benchmark, the Russell Midcap Index, which returned 35.39% for the period.

For the year, mid-capitalization stocks outperformed small-capitalization stocks but underperformed large-capitalization stocks. Within the investment universe, the strongest sectors included financials, industrials, and utilities. Consumer staples, energy, and healthcare were the weakest performers. The growth portion of the index outperformed the value portion of the index.

Compared to its benchmark, the Fund’s relative outperformance was driven by a combination of strong stock selection and allocation to certain sectors. The Fund benefitted from its overweight in industrials and technology and its underweight in energy and consumer staples. This more than offset the adverse impact to performance from an underweight in financials and overweight in materials.

Similarly, the Fund benefitted from stock selection within information technology and consumer discretionary, which more than offset the adverse impact from weaker stock selection in healthcare and industrials. The top individual contributors to performance include Guidewire Software Inc., Shift4 Payments Inc., and Arista Networks Inc. The top individual detractors to performance include AMN Healthcare Services Inc., Icon PLC, and Darling Ingredients Inc.

Total Return Based on $10,000 Investment

	BBH Select Series - Mid Cap Fund	Russell Midcap Index
05/2021	$10,000	$10,000
10/2021	$10,680	$10,751
10/2022	$8,850	$8,906
10/2023	$8,950	$8,816
10/2024	$12,243	$11,936

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund from inception May 24, 2021 to October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$475,261,568
# of Portfolio Holdings	29
Portfolio Turnover Rate	6%
Net Advisory Fees Paid	$2,184,650

Average Annual Total Returns (%)

Name	1 Year	Since Inception (May 24, 2021)
Class I	36.79%	6.06%
Russell Midcap Index	35.39%	5.28%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

Guidewire Software, Inc.	5.6%
Watsco, Inc.	4.6%
Entegris, Inc.	4.4%
GXO Logistics, Inc.	4.4%
CBRE Group, Inc. (Class A)	4.4%
Brown & Brown, Inc.	4.3%
Globant S.A. (Luxembourg)	4.1%
AptarGroup, Inc.	4.0%
Shift4 Payments, Inc. (Class A)	4.0%
Zebra Technologies Corp. (Class A)	3.9%

Sector Diversification (% of Investments)

Common Stock:
Communications	3.4%
Consumer Cyclical	10.2%
Consumer Non-Cyclical	25.3%
Financials	12.6%
Industrials	23.1%
Technology	25.4%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

The Selection Effect measures the investment manager’s ability to select securities relative to a benchmark.

The Security Selection effect is a measure of how well a portfolio manager chooses specific securities within a sector or asset class, compared to a benchmark.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Partner Fund - International Equity

Class I: BBHLX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Partner Fund - International Equity for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Partner Fund - International Equity at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class I	$72	0.63%

How did the Fund perform last year? What affected the Fund's performance?

For the fiscal year ended October 31, 2024, the Fund returned 28.56%, outperforming its benchmark, the MSCI EAFE Index, which returned 22.97% for the period.

For the year, EAFE generated strong returns across geographies and sectors. Financials, Industrials, and Information Technology sectors generated the strongest returns for EAFE investors. Consumer Staples and Consumer Discretionary struggled to keep up with the broader market rally given signs of consumer weakness, particularly out of Western Europe. Energy was the only sector to generate losses for the year.

Compared to its benchmark, the Fund’s outperformance was driven by strong stock selection within Materials and Consumer Discretionary as well as an overweight to Information Technology. Weaker security selection within Health Care detracted from returns. The Fund’s higher North American allocation, as well as strong security selection within North America, also bolstered returns relative to the benchmark. North American equity markets continued to outperform most other geographies during the period.

Total Return Based on $10,000 Investment

	BBH International Equity Fund	MSCI EAFE Index
10/2014	$10,000	$10,000
10/2015	$9,858	$9,993
10/2016	$10,007	$9,671
10/2017	$11,859	$11,937
10/2018	$11,371	$11,119
10/2019	$13,295	$12,347
10/2020	$14,835	$11,500
10/2021	$18,147	$15,430
10/2022	$12,362	$11,881
10/2023	$13,009	$13,592
10/2024	$16,724	$16,714

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund for the ten year period ended October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

  Total Net Assets$2,183,353,713
  # of Portfolio Holdings65
  Portfolio Turnover Rate54%
  Net Advisory Fees Paid$12,846,213

Average Annual Total Returns (%)

Name	1 Year	5 Years	10 Years
Class I	28.56%	4.70%	5.28%
MSCI EAFE Index	22.97%	6.24%	5.27%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings

(% of Total Net Assets)

London Stock Exchange Group, Plc.	4.0%
CRH, Plc.	3.7%
Brookfield Corp.	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.4%
BAE Systems, Plc.	3.4%
Obic Co., Ltd.	3.3%
SAP SE	2.8%
Safran S.A.	2.6%
Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio, Institutional Share Class	2.4%
Thales S.A.	2.3%

Country Diversification

(% of Investments)

France	12.5%
United Kingdom	12.0%
Canada	11.1%
Japan	10.8%
Germany	8.1%
Ireland	8.0%
Netherlands	6.2%
United States	4.9%
Switzerland	4.9%
Taiwan	4.2%
Others	17.3%

Sector Diversification

(% of Investments)

Common Stock:
Basic Materials	1.4%
Communications	3.4%
Consumer Cyclical	18.5%
Consumer Non-Cyclical	14.4%
Energy	1.0%
Financials	13.9%
Industrials	25.2%
Technology	18.5%
Registered Investment Companies	2.5%
Preferred Stocks:
Consumer Cyclical	1.2%
Warrants:
Technology	0.0%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

The Selection Effect measures the investment manager’s ability to select securities relative to a benchmark.

The Security Selection effect is a measure of how well a portfolio manager chooses specific securities within a sector or asset class, compared to a benchmark.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Limited Duration Fund

Class I: BBBIX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Limited Duration Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Limited Duration Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class I	$28	0.27%

How did the Fund perform last year? What affected the Fund's performance?

The BBH Limited Duration Fund Class I (“the Fund”) produced a total return of 8.28% for the fiscal year ending October 31, 2024. Its benchmark, the Bloomberg 1-3 Year Treasury Index, returned 5.78% over the same period.

The Fund’s total return was most impacted by the interest rate environment. The Fed’s tightening cycle officially ended in September when it reduced its policy rate by 50 basis points. Short- and intermediate-term interest rates declined as expectations towards future Fed interest rate decisions shifted to a more-aggressive pace of rate cuts. The 2-Year U.S. Treasury interest rate declined by 0.92% to 4.17% and the 5-Year U.S. Treasury interest rate declined by 0.70% to 4.16%. The Fund benefitted from the combination of higher starting level and subsequent decline in interest rates. While the interest rate environment drove the Fund’s total returns, it detracted from the Fund’s return relative to its benchmark, as the Fund had less exposure to interest rates (a lower duration) than its Index.

The Fund’s performance versus its benchmark was driven by a combination of its weighting to credit sectors and its selection results within those sectors. Credit sectors, sectors that offer higher income potential versus U.S. Treasuries due to risks of default or adverse repayment, performed strongly during the year. The Fund emphasized investments in a diverse set of credit sectors, including corporate bonds and loans, asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") that performed well. Selection results within those sectors enhanced performance further. Securities contributing to selection included electric utility, bank, property and casualty insurer, life insurer, specialty finance company and wireline telecommunication company corporate debt, as well as aircraft equipment and data center ABS and single asset single borrower CMBS. Holdings of healthcare, finance and media entertainment company corporate debt detracted from selection results.

Total Return Based on $10,000 Investment

	BBH Limited Duration Fund	Barclays Capital U.S. 1-3 Treasury Bond Index ("BCTSY")	Referenced BenchmarkFootnote Reference*
10/2014	$10,030	$10,000	$10,000
10/2015	$10,060	$10,080	$10,153
10/2016	$10,274	$10,172	$10,315
10/2017	$10,558	$10,197	$10,433
10/2018	$10,781	$10,215	$10,573
10/2019	$11,225	$10,687	$11,012
10/2020	$11,476	$11,034	$11,304
10/2021	$11,759	$11,005	$11,333
10/2022	$11,507	$10,471	$11,082
10/2023	$12,247	$10,774	$11,584
10/2024	$13,221	$11,397	$12,376

*	The Reference Benchmark is an unmanaged weighted index comprised as follows: 40% Bloomberg Barclays Short-Term Corporate Index; 40% Bloomberg Barclays US Aggregate ABS Index; and 20% Bloomberg Barclays US Treasury Bills Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund for the ten year period ended October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$8,199,422,466
# of Portfolio Holdings	413
Portfolio Turnover Rate	40%
Net Advisory Fees Paid	$18,174,968

Average Annual Total Returns (%)

Name	1 Year	5 Years	10 Years
Class I	8.28%	3.39%	2.83%
Barclays Capital U.S. 1-3 Treasury Bond Index ("BCTSY")	5.78%	1.29%	1.32%
Referenced Benchmark	6.84%	2.36%	2.15%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

Federal Home Loan Bank Discount Notes, 0.000%, 11/1/2024	3.7%
New York Life Global Funding, 1.450%, 1/14/2025	0.9%
Whirlpool Corp., 0.000%, 9/23/2025	0.8%
Edison International, 5.375%,	0.8%
Sutter Health, 1.321%, 8/15/2025	0.7%
Republic Finance Issuance Trust 2021-A, 2.300%, 12/22/2031	0.7%
Oportun Issuance Trust 2021-C, 2.180%, 10/8/2031	0.7%
UBS Group AG, 5.711%, 1/12/2027	0.7%
Santander Holdings USA, Inc., 4.500%, 7/17/2025	0.6%
NextEra Energy Capital Holdings, Inc., 5.749%, 9/1/2025	0.6%

Breakdown by Security Type (% of Investments)

Asset Backed Securities	19.2%
Commercial Mortgage Backed Securities	4.4%
Corporate Bonds	42.9%
Loan Participations and Assignments	8.3%
Municipal Bonds	0.4%
Residential Mortgage Backed Securities	0.1%
U.S. Government Agency Obligations	4.1%
U.S. Treasury Bills	20.4%
U.S. Treasury Bonds and Notes	0.2%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

One basis point or bp is 1/100th of a percent (0.01% or 0.0001).

The selection effect measures a manager’s ability to select securities relative to a benchmark. The sector effect measures a manager’s ability to effectively allocate their portfolio’s assets.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Limited Duration Fund

Class N: BBBMX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Limited Duration Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Limited Duration Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class N	$36	0.35%

How did the Fund perform last year? What affected the Fund's performance?

The BBH Limited Duration Fund Class N (“the Fund”) produced a total return of 8.20% for the fiscal year ending October 31, 2024. Its benchmark, the Bloomberg 1-3 Year Treasury Index, returned 5.78% over the same period.

The Fund’s total return was most impacted by the interest rate environment. The Fed’s tightening cycle officially ended in September when it reduced its policy rate by 50 basis points. Short- and intermediate-term interest rates declined as expectations towards future Fed interest rate decisions shifted to a more-aggressive pace of rate cuts. The 2-Year U.S. Treasury interest rate declined by 0.92% to 4.17% and the 5-Year U.S. Treasury interest rate declined by 0.70% to 4.16%. The Fund benefitted from the combination of higher starting level and subsequent decline in interest rates. While the interest rate environment drove the Fund’s total returns, it detracted from the Fund’s return relative to its benchmark, as the Fund had less exposure to interest rates (a lower duration) than its Index.

The Fund’s performance versus its benchmark was driven by a combination of its weighting to credit sectors and its selection results within those sectors. Credit sectors, sectors that offer higher income potential versus U.S. Treasuries due to risks of default or adverse repayment, performed strongly during the year. The Fund emphasized investments in a diverse set of credit sectors, including corporate bonds and loans, asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") that performed well. Selection results within those sectors enhanced performance further. Securities contributing to selection included electric utility, bank, property and casualty insurer, life insurer, specialty finance company and wireline telecommunication company corporate debt, as well as aircraft equipment and data center ABS and single asset single borrower CMBS. Holdings of healthcare, finance and media entertainment company corporate debt detracted from selection results.

Total Return Based on $10,000 Investment

	BBH Limited Duration Fund	Barclays Capital U.S. 1-3 Treasury Bond Index ("BCTSY")	Referenced BenchmarkFootnote Reference*
10/2014	$10,000	$10,000	$10,000
10/2015	$10,010	$10,080	$10,153
10/2016	$10,200	$10,172	$10,315
10/2017	$10,468	$10,197	$10,433
10/2018	$10,681	$10,215	$10,573
10/2019	$11,123	$10,687	$11,012
10/2020	$11,352	$11,034	$11,304
10/2021	$11,623	$11,005	$11,333
10/2022	$11,377	$10,471	$11,082
10/2023	$12,087	$10,774	$11,584
10/2024	$13,078	$11,397	$12,376

*	The Reference Benchmark is an unmanaged weighted index comprised as follows: 40% Bloomberg Barclays Short-Term Corporate Index; 40% Bloomberg Barclays US Aggregate ABS Index; and 20% Bloomberg Barclays US Treasury Bills Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund for the ten year period ended October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$8,199,422,466
# of Portfolio Holdings	413
Portfolio Turnover Rate	40%
Net Advisory Fees Paid	$18,174,968

Average Annual Total Returns (%)

Name	1 Year	5 Years	10 Years
Class N	8.20%	3.29%	2.72%
Barclays Capital U.S. 1-3 Treasury Bond Index ("BCTSY")	5.78%	1.29%	1.32%
Referenced Benchmark	6.84%	2.36%	2.15%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

Federal Home Loan Bank Discount Notes, 0.000%, 11/1/2024	3.7%
New York Life Global Funding, 1.450%, 1/14/2025	0.9%
Whirlpool Corp., 0.000%, 9/23/2025	0.8%
Edison International, 5.375%,	0.8%
Sutter Health, 1.321%, 8/15/2025	0.7%
Republic Finance Issuance Trust 2021-A, 2.300%, 12/22/2031	0.7%
Oportun Issuance Trust 2021-C, 2.180%, 10/8/2031	0.7%
UBS Group AG, 5.711%, 1/12/2027	0.7%
Santander Holdings USA, Inc., 4.500%, 7/17/2025	0.6%
NextEra Energy Capital Holdings, Inc., 5.749%, 9/1/2025	0.6%

Breakdown by Security Type (% of Investments)

Asset Backed Securities	19.2%
Commercial Mortgage Backed Securities	4.4%
Corporate Bonds	42.9%
Loan Participations and Assignments	8.3%
Municipal Bonds	0.4%
Residential Mortgage Backed Securities	0.1%
U.S. Government Agency Obligations	4.1%
U.S. Treasury Bills	20.4%
U.S. Treasury Bonds and Notes	0.2%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

One basis point or bp is 1/100th of a percent (0.01% or 0.0001).

The selection effect measures a manager’s ability to select securities relative to a benchmark. The sector effect measures a manager’s ability to effectively allocate their portfolio’s assets.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Income Fund

Class I: BBNIX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Income Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class I	$47	0.44%

How did the Fund perform last year? What affected the Fund's performance?

The BBH Income Fund Class I ("the Fund") produced a total return of 13.37% for the fiscal year ending October 31, 2024. Its benchmark, the Bloomberg U.S. Aggregate Index, had a return of 10.55% over the same period.

The Fund’s total return was most impacted by the interest rate environment. The Fed’s tightening cycle officially ended in September when it reduced its policy rate by 50 basis points. Intermediate- and long-term interest rates declined as expectations towards future Fed interest rate decisions shifted to a more aggressive pace of rate cuts. The 5-Year U.S. Treasury interest rate declined by 0.70% to 4.16% and the 10-Year U.S. Treasury interest rate declined by 0.65% to 4.28%. The Fund benefitted from the combination of higher starting level and subsequent decline in interest rates. While the interest rate environment drove the Fund’s total returns, it had only a small impact on the Fund’s return relative to its benchmark, as the Fund is managed to approximate the benchmark’s interest rate risk profile.

The Fund’s performance versus its benchmark was driven by a combination of its weighting to credit sectors and its selection results within those sectors. Credit sectors, sectors that offer higher income potential versus U.S. Treasuries due to risks of default or adverse repayment, performed strongly during the year. The Fund emphasized investments in a diverse set of credit sectors, including corporate bonds and loans, asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") that performed well. Selection results within those sectors enhanced performance further. Securities contributing to selection included corporate debt issued by banks, property and casualty insurers, life insurers, electric utilities, and technology companies, as well as data center ABS and floating-rate single asset single borrower CMBS. Holdings of healthcare company and media entertainment company corporate debt and positions in conduit CMBS detracted from selection results.

Total Return Based on $10,000 Investment

	BBH Income Fund	Bloomberg US Aggregate Bond Index
06/2018	$10,000	$10,000
10/2018	$9,925	$9,917
10/2019	$11,091	$11,058
10/2020	$11,964	$11,743
10/2021	$12,519	$11,687
10/2022	$10,525	$9,854
10/2023	$10,851	$9,889
10/2024	$12,302	$10,932

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund from inception June 27, 2018 to October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$1,261,981,816
# of Portfolio Holdings	331
Portfolio Turnover Rate	38%
Net Advisory Fees Paid	$4,076,961

Average Annual Total Returns (%)

Name	1 Year	5 Years	Since Inception (June 27, 2018)
Class I	13.37%	2.09%	3.32%
Bloomberg US Aggregate Bond Index	10.55%	(0.23)%	1.41%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

U.S. Treasury Bond, 3.875%, 2/15/2043	5.9%
U.S. Treasury Note, 4.000%, 2/15/2034	2.2%
U.S. Treasury Bond, 3.500%, 2/15/2039	2.2%
U.S. Treasury Bond, 3.625%, 2/15/2053	1.7%
U.S. Treasury Bond, 1.375%, 8/15/2050	1.4%
Enstar Finance LLC, 5.750%, 9/1/2040	0.8%
Connect Finco S.a.r.l., 9.185%, 9/27/2029	0.8%
PFS Financing Corp. 2024-F, 4.750%, 8/15/2029	0.8%
Whirlpool Corp., 0.000%, 9/23/2025	0.8%
Rockpoint Gas Storage Partners LP Term B, 8.363%, 9/12/2031	0.7%

Breakdown by Security Type (% of Investments)

Asset Backed Securities	21.3%
Commercial Mortgage Backed Securities	6.6%
Corporate Bonds	40.7%
Loan Participations and Assignments	12.5%
Municipal Bonds	0.1%
Preferred Securities	2.5%
Residential Mortgage Backed Securities	0.0%
U.S. Treasury Bills	1.7%
U.S. Treasury Bonds and Notes	14.6%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

One basis point or bp is 1/100th of a percent (0.01% or 0.0001).

The selection effect measures a manager’s ability to select securities relative to a benchmark. The sector effect measures a manager’s ability to effectively allocate their portfolio’s assets.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Select Series - Large Cap Fund

Class I: BBLIX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Select Series - Large Cap Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Select Series - Large Cap Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class I	$81	0.71%

How did the Fund perform last year? What affected the Fund's performance?

During the fiscal year ended October 31, 2024, the fundamental financial results of the portfolio companies were strong on both an absolute and relative basis, with net earnings and free cash flow per share growing favorably against the fundamental performance of the Fund’s primary benchmark, the S&P 500 Index ("the Index"), continuing a multi-year period of fundamental outperformance.

Despite the favorable comparative fundamental financial performance of the Fund, the stock price performance of the Fund meaningfully trailed that of the Index. On a total return basis, the Fund gained 28.80% over the fiscal year ended October 31, 2024, while the benchmark gained 38.02%. While trailing the Index, the absolute stock price performance of the Fund during the fiscal year was strong on an absolute basis and when compared to longer-term performance trends, led by companies in the Communication Services and Information Technology sectors.

Despite the strong absolute stock price and total return performance of the Fund, it meaningfully underperformed the Index during the fiscal year. The Fund’s underperformance was driven by both sector allocations and security selection. A material underweight to Information Technology and material overweight to Financials were substantial relative performance headwinds during the fiscal year. In addition, in the latter part of the 2024 fiscal year, the Index was heavily influenced by the outsized stock price performance of lower quality companies, both deeper value and less profitable hyper-growth Index constituents. The stimulative actions of easing by central banks and other stimulus fed an appetite of increased risk, which disproportionately benefited companies that are a poor fit with our investment criteria and ones we seek to avoid, both by the strategic design of our investment criteria and its diligent implementation, in our effort to produce durable absolute and relative returns over the long-term and fundamentally outperform during periods of economic or market stress.

Total Return Based on $10,000 Investment

	BBH Select Series - Large Cap Fund	S&P 500 Index
09/2019	$10,000	$10,000
10/2019	$10,120	$10,221
10/2020	$10,304	$11,214
10/2021	$14,174	$16,026
10/2022	$11,491	$13,684
10/2023	$13,173	$15,072
10/2024	$16,967	$20,802

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund from inception September 9, 2019 to October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$475,579,827
# of Portfolio Holdings	26
Portfolio Turnover Rate	9%
Net Advisory Fees Paid	$2,926,190

Average Annual Total Returns (%)

Name	1 Year	5 Years	Since Inception (September 9, 2019)
Class I	28.80%	10.89%	10.83%
S&P 500 Index	38.02%	15.27%	15.31%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

Alphabet, Inc. (Class C)	7.0%
Microsoft Corp.	6.3%
Berkshire Hathaway, Inc. (Class A)	6.1%
Oracle Corp.	5.7%
Mastercard, Inc. (Class A)	5.5%
Linde, Plc. (Ireland)	5.2%
KLA Corp.	4.7%
Progressive Corp.	4.7%
Booking Holdings, Inc.	4.3%
Waste Management, Inc.	4.3%

Sector Diversification (% of Investments)

Common Stock:
Basic Materials	5.4%
Communications	15.3%
Consumer Cyclical	6.2%
Consumer Non-Cyclical	20.8%
Financials	21.4%
Industrials	5.8%
Technology	25.1%

Material Fund Changes

Scott Hill, Principal of BBH, is now the portfolio manager of the Fund. There were no other material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

The Selection Effect measures the investment manager’s ability to select securities relative to a benchmark.

The Security Selection effect is a measure of how well a portfolio manager chooses specific securities within a sector or asset class, compared to a benchmark.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Intermediate Municipal Bond Fund

Class I: BBIIX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Intermediate Municipal Bond Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Intermediate Municipal Bond Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class I	$46	0.44%

How did the Fund perform last year? What affected the Fund's performance?

BBH Intermediate Municipal Bond Fund Class I (the “Fund”) produced a total return of 9.33%  for the twelve-month period ending October 31, 2024. In comparison, its benchmark, the Barclays Capital 1-15 Year Municipal Index, had a return of 7.53% over the same period. Throughout the measurement period, changing investor expectations regarding inflation and monetary policy drove significant market volatility.

For the twelve-month period, intermediate and long-term tax-exempt interest rates decreased by 60 to 80 basis points, while short maturity yields declined by 100 basis points. The Fed’s tightening cycle officially ended in September when they reduced their policy rate by 50 basis points. Although core measures of inflation remain moderately above the Fed’s target of 2%, they have fallen substantially. This gave the Fed confidence to ease rates to help support the labor market.

The credit-sensitive portions of the Municipal market performed very strongly. Relative to Triple-A rated securities, Triple-B rated bonds and Municipal High Yield outperformed by 500 basis points and 800 basis points, respectively during the year. A core element of the Fund’s strategy is to focus on smaller areas of the market and own securities that are structurally more complex. This has allowed us to enhance the risk-adjusted return of the Fund. To help preserve Fund liquidity, we focus on high quality securities in these areas.

Against this backdrop, the Fund outperformed its benchmark by 1.80%. Despite the Fund’s low exposure to Triple-B rated bonds and no high yield positions, it still performed well relative to its benchmark and its peers. The Fund’s significant holdings of State Housing Finance Authorities, Prepaid Natural Gas, and Airports were large contributors to performance. Also enhancing returns were the Fund’s positions in zero-coupon bonds and floating rate notes.

Total Return Based on $10,000 Investment

	BBH Intermediate Municipal Bond Fund	Bloomberg Municipal 1-15 Year Index
10/2014	$10,000	$10,000
10/2015	$10,233	$10,246
10/2016	$10,725	$10,563
10/2017	$11,085	$10,768
10/2018	$11,072	$10,711
10/2019	$12,000	$11,580
10/2020	$12,502	$12,004
10/2021	$12,653	$12,218
10/2022	$11,420	$11,125
10/2023	$11,831	$11,400
10/2024	$12,935	$12,258

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund for the ten year period ended October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$1,242,801,078
# of Portfolio Holdings	347
Portfolio Turnover Rate*	201%
Net Advisory Fees Paid	$3,909,916
*33% excluding variable rate demand notes.

Average Annual Total Returns (%)

Name	1 Year	5 Years	10 Years
Class I	9.33%	1.51%	2.61%
Bloomberg Municipal 1-15 Year Index	7.53%	1.14%	2.06%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

University of Wisconsin Hospitals & Clinics, Revenue Bonds, 3.950%, 11/1/2024	1.6%
Philadelphia Authority for Industrial Development, Revenue Bonds, 3.950%, 11/1/2024	1.6%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 4.000%, 11/1/2024	1.6%
Central Plains Energy Project, Revenue Bonds, 5.000%, 5/1/2053	1.2%
Texas A&M University, 3.000%, 2/6/2025	1.2%
Modesto Irrigation District, Revenue Bonds, NPFG, 4.166%, 9/1/2037	1.2%
Freddie Mac Multifamily Certificates, Revenue Bonds, 4.155%, 5/25/2041	1.1%
Salt Verde Financial Corp., Revenue Bonds, 5.000%, 12/1/2037	1.1%
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds, 4.349%, 9/15/2027	1.0%
Kentucky Public Energy Authority, Revenue Bonds, 4.429%, 8/1/2052	1.0%

Breakdown by Security Type (% of Investments)

Asset Backed Securities	0.4%
Commercial Mortgage Backed Securities	2.5%
Commercial Paper	1.2%
Municipal Bonds	93.2%
Short-term Municipal Bonds	1.7%
U.S. Treasury Bills	1.0%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

One basis point or bp is 1/100th of a percent (0.01% or 0.0001).

The selection effect measures a manager’s ability to select securities relative to a benchmark. The sector effect measures a manager’s ability to effectively allocate their portfolio’s assets.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH Intermediate Municipal Bond Fund

Class N: BBINX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH Intermediate Municipal Bond Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH Intermediate Municipal Bond Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Class N	$68	0.65%

How did the Fund perform last year? What affected the Fund's performance?

BBH Intermediate Municipal Bond Fund Class N (the “Fund”) produced a total return of 9.10%  for the twelve-month period ending October 31, 2024. In comparison, its benchmark, the Barclays Capital 1-15 Year Municipal Index, had a return of 7.53% over the same period. Throughout the measurement period, changing investor expectations regarding inflation and monetary policy drove significant market volatility.

For the twelve-month period, intermediate and long-term tax-exempt interest rates decreased by 60 to 80 basis points, while short maturity yields declined by 100 basis points. The Fed’s tightening cycle officially ended in September when they reduced their policy rate by 50 basis points. Although core measures of inflation remain moderately above the Fed’s target of 2%, they have fallen substantially. This gave the Fed confidence to ease rates to help support the labor market.

The credit-sensitive portions of the Municipal market performed very strongly. Relative to Triple-A rated securities, Triple-B rated bonds and Municipal High Yield outperformed by 500 basis points and 800 basis points, respectively during the year. A core element of the Fund’s strategy is to focus on smaller areas of the market and own securities that are structurally more complex. This has allowed us to enhance the risk-adjusted return of the Fund. To help preserve Fund liquidity, we focus on high quality securities in these areas.

Against this backdrop, the Fund outperformed its benchmark by 1.57%. Despite the Fund’s low exposure to Triple-B rated bonds and no high yield positions, it still performed well relative to its benchmark and its peers. The Fund’s significant holdings of State Housing Finance Authorities, Prepaid Natural Gas, and Airports were large contributors to performance. Also enhancing returns were the Fund’s positions in zero-coupon bonds and floating rate notes.

Total Return Based on $10,000 Investment

	BBH Intermediate Municipal Bond Fund	Bloomberg Municipal 1-15 Year Index
10/2014	$10,000	$10,000
10/2015	$10,229	$10,246
10/2016	$10,703	$10,563
10/2017	$11,046	$10,768
10/2018	$11,018	$10,711
10/2019	$11,923	$11,580
10/2020	$12,399	$12,004
10/2021	$12,524	$12,218
10/2022	$11,283	$11,125
10/2023	$11,666	$11,400
10/2024	$12,728	$12,258

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund for the ten year period ended October 31, 2024. The results of this chart do not predict the results of future time periods and do not guarantee the same results.

Key Fund Statistics

Total Net Assets	$1,242,801,078
# of Portfolio Holdings	347
Portfolio Turnover Rate*	201%
Net Advisory Fees Paid	$3,909,916
*33% excluding variable rate demand notes.

Average Annual Total Returns (%)

Name	1 Year	5 Years	10 Years
Class N	9.10%	1.32%	2.44%
Bloomberg Municipal 1-15 Year Index	7.53%	1.14%	2.06%

The Fund’s past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Top Ten Holdings (% of Total Net Assets)

University of Wisconsin Hospitals & Clinics, Revenue Bonds, 3.950%, 11/1/2024	1.6%
Philadelphia Authority for Industrial Development, Revenue Bonds, 3.950%, 11/1/2024	1.6%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 4.000%, 11/1/2024	1.6%
Central Plains Energy Project, Revenue Bonds, 5.000%, 5/1/2053	1.2%
Texas A&M University, 3.000%, 2/6/2025	1.2%
Modesto Irrigation District, Revenue Bonds, NPFG, 4.166%, 9/1/2037	1.2%
Freddie Mac Multifamily Certificates, Revenue Bonds, 4.155%, 5/25/2041	1.1%
Salt Verde Financial Corp., Revenue Bonds, 5.000%, 12/1/2037	1.1%
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds, 4.349%, 9/15/2027	1.0%
Kentucky Public Energy Authority, Revenue Bonds, 4.429%, 8/1/2052	1.0%

Breakdown by Security Type (% of Investments)

Asset Backed Securities	0.4%
Commercial Mortgage Backed Securities	2.5%
Commercial Paper	1.2%
Municipal Bonds	93.2%
Short-term Municipal Bonds	1.7%
U.S. Treasury Bills	1.0%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

One basis point or bp is 1/100th of a percent (0.01% or 0.0001).

The selection effect measures a manager’s ability to select securities relative to a benchmark. The sector effect measures a manager’s ability to effectively allocate their portfolio’s assets.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

BBH U.S. Government Money Market Fund

Institutional Shares: BBSXX

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about BBH U.S. Government Money Market Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about BBH U.S. Government Money Market Fund at http://www.bbhfunds.com. You can also request this information by contacting us at 1-800-625-5759.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 Investment	Cost Paid as a % of a $10,000 Investment
Institutional Shares	$23	0.22%

Key Fund Statistics

  Total Net Assets$7,648,263,474
  # of Portfolio Holdings29
  Net Advisory Fees Paid$14,093,602

Top Ten Holdings (% of Total Net Assets)

U.S. Treasury Bill, 4.682%, 11/26/2024	5.2%
U.S. Treasury Bill, 5.059%, 11/12/2024	5.1%
Societe Generale, 4.800%, 11/1/2024Footnote Reference*	4.9%
National Australia Bank Ltd., 4.800%, 11/1/2024Footnote Reference*	4.9%
Royal Bank of Canada, 4.750%, 11/1/2024Footnote Reference*	4.9%
BNP Paribas, 4.770%, 11/1/2024Footnote Reference*	4.9%
U.S. Treasury Bill, 4.623%, 11/19/2024	4.6%
U.S. Treasury Bill, 4.938%, 12/12/2024	4.5%
Federal Home Loan Bank Discount Notes, 4.601%, 11/1/2024	4.3%
U.S. Treasury Bill, 5.183%, 11/7/2024	4.2%

*	Repurchase Agreement

Sector Diversification (% of Investments)

Repurchase Agreements	19.6%
U.S. Government Agency Obligations	4.3%
U.S. Treasury Bills	76.1%

Material Fund Changes

There were no material fund changes during the period.

Availability of Additional Information

You can find additional information on the Fund's website, http://www.bbhfunds.com including its:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

Householding

To reduce expense, the Fund may mail only one copy of the Prospectus, Statement of Additional Information and each annual and semi-annual Tailored Shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact 1-800-625-5759.

Shares of the Fund are distributed by ALPS Distributors, Inc.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

BBH Fund Information Service: 1-800-625-5759 | http://www.bbhfunds.com

Item 2.       Code of Ethics.

As of the period ended October 31, 2024 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575-1265.

Item 3.       Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John M. Tesoro, Mark M. Collins, Joan A. Binstock and Karen Kochevar possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated John M. Tesoro, Mark M. Collins, Joan A. Binstock and Karen Kochevar as the Registrant’s audit committee financial experts. Messrs. Tesoro and Collins and Mses. Binstock and Kochevar are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)       Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $389,800 for 2024, and $399,900 for 2023.

(b)       Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2024 and $0 for 2023.

(c)       Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $60,600 for 2024, and $64,408 for 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)       All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $83,000 for 2024, and $80,000 for 2023.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)  Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,790,444 for 2024, and $1,506,227 for 2023.

(h)       The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.       Audit Committee of Listed Registrants.

Not Applicable

Item 6.       Investments.

(a)       A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included in the financial statements filed under Item 7 of this Form N-CSR.

(b)       Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements October 31, 2024 BBH Select Series – Mid Cap Fund

BBH Select Series – Mid Cap Fund Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH Select Series – Mid Cap Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Mid Cap Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 24, 2021 (commencement of operations) through October 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 24, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

© Brown Brothers Harriman	2

BBH Select Series – Mid Cap Fund Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH Select Series – Mid Cap Fund Portfolio Allocation October 31, 2024

Sector Diversification

	U.S. $ Value	Percent of Net Assets
Common Stock:
Communications	$15,821,627	3.3%
Consumer Cyclical	47,062,817	9.9
Consumer Non-Cyclical	116,057,839	24.4
Financials	57,761,493	12.2
Industrials	106,479,714	22.4
Technology	116,146,706	24.4
Cash and Other Assets in Excess of Liabilities	15,931,372	3.4
Net Assets	$475,261,568	100.0%

All data as of October 31, 2024. The BBH Select Series – Mid Cap Fund’s (the “Fund”) sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH Select Series – Mid Cap Fund Portfolio of Investments October 31, 2024 All investments in the United States, except as noted.
Shares		Value
	Common Stock (96.6%)
	Communications (3.3%)
40,942	Arista Networks, Inc.[1]	$15,821,627
	Total Communications	15,821,627

	Consumer Cyclical (9.9%)
948	NVR, Inc.[1]	8,676,864
45,784	Watsco, Inc.	21,656,290
189,421	Wyndham Hotels & Resorts, Inc.	16,729,663
	Total Consumer Cyclical	47,062,817

	Consumer Non-Cyclical (24.4%)
124,003	AMN Healthcare Services, Inc.[1]	4,704,674
84,901	Bright Horizons Family Solutions, Inc.[1]	11,331,736
291,886	Bruker Corp.	16,523,666
345,246	Darling Ingredients, Inc.[1]	13,502,571
350,263	GXO Logistics, Inc.[1]	20,949,230
55,184	ICON, Plc. ADR (Ireland)[1]	12,256,918
1,038,628	Mister Car Wash, Inc.[1]	7,800,096
208,729	Shift4 Payments, Inc. (Class A)[1]	18,877,451
32,837	West Pharmaceutical Services, Inc.	10,111,497
	Total Consumer Non-Cyclical	116,057,839

	Financials (12.2%)
196,947	Brown & Brown, Inc.	20,608,534
159,701	CBRE Group, Inc. (Class A)[1]	20,916,040
57,541	LPL Financial Holdings, Inc.	16,236,919
	Total Financials	57,761,493

	Industrials (22.4%)
113,409	Advanced Drainage Systems, Inc.	16,997,741
113,561	AptarGroup, Inc.	19,068,028
137,728	Crown Holdings, Inc.	12,884,454
444,670	GFL Environmental, Inc. (Canada)	18,587,206

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH Select Series – Mid Cap Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Shares		Value
	Common Stock (continued)
	Industrials (continued)
73,160	HEICO Corp. (Class A)	$14,047,452
118,654	Toro Co.	9,549,274
56,020	Vulcan Materials Co.	15,345,559
	Total Industrials	106,479,714

	Technology (24.4%)
67,042	Aspen Technology, Inc.[1]	15,736,769
200,671	Entegris, Inc.	21,012,260
93,494	Globant S.A. (Luxembourg)[1]	19,623,456
142,326	Guidewire Software, Inc.[1]	26,509,641
90,074	Take-Two Interactive Software, Inc.[1]	14,566,767
48,951	Zebra Technologies Corp. (Class A)[1]	18,697,813
	Total Technology	116,146,706
	Total Common Stock
	(Cost $393,980,850)	459,330,196

Total Investments (Cost $393,980,850)[2]	96.6%	$459,330,196
Cash and Other Assets in Excess of Liabilities	3.4%	15,931,372
Net Assets	100.00%	$475,261,568

____________

1       Non-income producing security.

2      The aggregate cost for federal income tax purposes is $394,022,994, the aggregate gross unrealized appreciation is $81,703,536 and the aggregate gross unrealized depreciation is $16,396,334, resulting in net unrealized appreciation of $65,307,202.

Abbreviation:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH Select Series – Mid Cap Fund Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH Select Series – Mid Cap Fund Portfolio of Investments (continued) October 31, 2024 relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH Select Series – Mid Cap Fund Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
Common Stock:
Communications	$15,821,627	$—	$—	$15,821,627
Consumer Cyclical	47,062,817	—	—	47,062,817
Consumer Non-Cyclical	116,057,839	—	—	116,057,839
Financials	57,761,493	—	—	57,761,493
Industrials	106,479,714	—	—	106,479,714
Technology	116,146,706	—	—	116,146,706
Total Investments, at value	$459,330,196	$—	$—	$459,330,196

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH Select Series – Mid Cap Fund Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at value (Cost $393,980,850)	$459,330,196
Cash	17,541,705
Receivables for:
Shares sold	2,184,000
Dividends	71,560
Interest from Custodian	53,317
Prepaid expenses	3,391
Total Assets	479,184,169

Liabilities:
Payables for:
Investments purchased	3,543,143
Investment advisory and administrative fees	293,364
Professional fees	58,363
Custody and fund accounting fees	7,932
Shares redeemed	7,643
Transfer agent fees	3,530
Board of Trustees’ fees	424
Accrued expenses and other liabilities	8,202
Total Liabilities	3,922,601
Net Assets	$475,261,568

Net Assets Consist of:
Paid-in capital	$408,998,216
Retained earnings	66,263,352
Net Assets	$475,261,568

Net Asset Value and Offering Price Per Share
Class I Shares
($475,261,568 ÷ 38,847,282 shares outstanding)	$12.23

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH Select Series – Mid Cap Fund Statement of Operations For the year ended October 31, 2024
Net Investment Loss:
Income:
Dividends (net of foreign withholding taxes of $1,830)	$1,298,214
Interest income from Custodian	486,180
Total Income	1,784,394

Expenses:
Investment advisory and administrative fees	2,184,650
Board of Trustees’ fees	83,056
Professional fees	63,639
Transfer agent fees	41,255
Custody and fund accounting fees	21,959
Miscellaneous expenses	52,800
Total Expenses	2,447,359
Net Investment Loss	(662,965)

Net Realized and Unrealized Gain:
Net realized gain on investments in securities	4,393,750
Net change in unrealized appreciation/(depreciation) on investments in securities	71,388,199
Net Realized and Unrealized Gain	75,781,949
Net Increase in Net Assets Resulting from Operations	$75,118,984

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH Select Series – Mid Cap Fund Statements of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets From:
Operations:
Net investment income/(loss)	$(662,965)	$89,911
Net realized gain/(loss) on investments in securities	4,393,750	(2,636,683)
Net change in unrealized appreciation/(depreciation) on investments in securities	71,388,199	(4,643,880)
Net increase/(decrease) in net assets resulting from operations	75,118,984	(7,190,652)

Dividends and distributions declared:
Class I	(190,598)	—

Share transactions:
Proceeds from sales of shares	297,708,176	142,150,080
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	4,516	—
Cost of shares redeemed	(37,762,480)	(6,673,281)
Net increase in net assets resulting from share transactions	259,950,212	135,476,799
Total increase in net assets	334,878,598	128,286,147

Net Assets:
Beginning of year	140,382,970	12,096,823
End of year	$475,261,568	$140,382,970

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH Select Series – Mid Cap Fund Financial Highlights Selected per share data and ratios for a Class I share outstanding throughout each year/period.
	For the years ended October 31,			For the period from May 24, 2021 (commencement of operations) to October 31, 2021
	2024	2023	2022
Net asset value, beginning of year/period	$8.95	$8.85	$10.68	$10.00
Income from investment operations:
Net investment income/(loss)[1]	(0.03)	0.01	(0.04)	(0.02)
Net realized and unrealized gain/(loss)	3.32	0.09	(1.79)	0.70
Total income/(loss) from investment operations	3.29	0.10	(1.83)	0.68
Dividends and distributions to shareholders:
From net investment income	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.01)	—	—	—
Net asset value, end of year/period	$12.23	$8.95	$8.85	$10.68
Total return[2]	36.79%	1.13%	(17.13)%	6.80%[3]

Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$475	$140	$12	$14
Ratio of expenses to average net assets before reductions	0.84%	1.09%	2.29%	2.46%[4]
Fee waiver[5]	—%	(0.19)%	(1.39)%	(1.56)%[4]
Ratio of expenses to average net assets after reductions	0.84%	0.90%	0.90%	0.90%[4]
Ratio of net investment income/(loss) to average net assets	(0.23)%	0.14%	(0.38)%	(0.40)%[4]
Portfolio turnover rate	6%	7%	23%	3%[3]

____________

1       Calculated using average shares outstanding for the year/period.

2      Assumes the reinvestment of distributions.

3      Not annualized.

4      Annualized with the exception of audit fees, legal fees and registration fees.

5      The ratio of expenses to average net assets for the years ended October 31, 2024, 2023, 2022 and the period from May 24, to October 31, 2021 reflects fees reduced as result of a contractual operating expense limitation of the share class to 0.90%. The agreement is effective through March 1, 2025 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2024, 2023, 2022 and the period from May 24, 2021 to October 31, 2021, the waived fees were $–, $124,636, $179,874 and $135,159, respectively.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH Select Series – Mid Cap Fund Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2024, there were seven series of the Trust. The Fund commenced operations on May 24, 2021 and offers two share classes, Class I and Retail Class. As of October 31, 2024, Retail Class shares are not available for purchase by investors but may be offered in the future. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid cap publicly traded equity securities.

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.   Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices

© Brown Brothers Harriman	14

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024 provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B.   Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024

D.  Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since May 24, 2021 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.   Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date.

© Brown Brothers Harriman	16

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2024:	$190,598	$—	$190,598	$—	$190,598
2023:	—	—	—	—	—

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Late Year Ordinary Loss Deferral	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$—	$1,514,856	$—	$(42,144)	$(558,706)	$65,349,346	$66,263,352
2023:	53,937	—	(2,759,699)	(12,902)	—	(6,038,853)	(8,757,517)

The Fund did not have a net capital loss carryforward as of October 31, 2024.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024

F.   Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   Fees and Other Transactions with Affiliates.

A.  Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.75% per annum on the first $3 billion of the Fund’s average daily net assets and 0.70% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2024, the Fund incurred $2,184,650 under the Agreement.

B.  Expense Waivers and Reimbursements. Effective May 24, 2021 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90%. The agreement will terminate on March 1, 2025, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2024, the Investment Adviser waived Investment Advisory and Administrative fees in the amount of $0 for Class I.

C.  Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For the year ended October 31, 2024, the Fund incurred $21,959 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund

© Brown Brothers Harriman	18

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024 receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2024 was $486,180. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees during the year ended October 31, 2024. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.  Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $83,056 in independent Trustee compensation and expense reimbursements.

E.   Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.  Investment Transactions. For the year ended October 31, 2024, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $264,653,663 and $16,103,256, respectively.

5.   Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	26,466,706	$297,708,176	15,036,110	$142,150,080
Shares issued in connection with reinvestments of dividends	429	4,516	—	—
Shares redeemed	(3,305,620)	(37,762,480)	(716,784)	(6,673,281)
Net increase	23,161,515	$259,950,212	14,319,326	$135,476,799

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024

6.   Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). Mid cap companies, when compared to larger companies, may experience lower trade volume and could be subject to greater and less predictable price changes (mid cap company risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in non-U.S. securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk). Initial public offerings (“IPOs”) are new issues of equity securities, as such they have no trading history and there may be limited information about the companies for a very limited period. Additionally, the prices of securities sold in IPOs may be highly volatile (IPO risk). Preferred securities are subject to issuer-specific and market risks. Generally, issuers only pay dividends after the company makes required payments to holders of bonds and other debt, as such the value of preferred securities may react more strongly to market conditions than bonds and other debts (preferred securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund may invest in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out

© Brown Brothers Harriman	20

BBH Select Series – Mid Cap Fund Notes to Financial Statements (continued) October 31, 2024 of favor (Large Cap Company Risk). Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a more limited management group than larger capitalized companies (Small Cap Company Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

BBH Select Series – Mid Cap Fund Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

© Brown Brothers Harriman	22

BBH Select Series – Mid Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

BBH Select Series – Mid Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

© Brown Brothers Harriman	24

BBH Select Series – Mid Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

BBH Select Series – Mid Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which

© Brown Brothers Harriman	26

BBH Select Series – Mid Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

BBH Select Series – Mid Cap Fund Additional Federal Tax Information October 31, 2024 (unaudited)

In January 2025, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2024. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

© Brown Brothers Harriman	28

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s website at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Annual Financial Statements October 31, 2024 BBH Partner Fund - International Equity

BBH Partner Fund - International Equity Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH Partner Fund – International Equity and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Partner Fund – International Equity (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts

© Brown Brothers Harriman	2

BBH Partner Fund - International Equity Report of Independent Registered Public Accounting Firm (continued)

and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH Partner Fund - International Equity Portfolio Allocation October 31, 2024

Country Diversification

	U.S. $ Value	Percent of Net Assets
Common Stock:
Canada	$229,236,523	10.5%
Denmark	54,102,074	2.5
Finland	27,688,767	1.3
France	258,027,188	11.8
Germany	142,091,605	6.5
Hong Kong	7,386,908	0.3
India	29,926,644	1.4
Ireland	165,404,507	7.6
Japan	222,793,891	10.2
Jersey	44,870,732	2.1
Luxembourg	12,975,174	0.6
Netherlands	128,219,814	5.9
Singapore	30,971,652	1.4
South Korea	50,799,902	2.3
Spain	47,691,069	2.2
Sweden	50,246,149	2.3
Switzerland	100,462,744	4.5
Taiwan	87,389,170	4.0
United Kingdom	248,856,696	11.4
United States	49,215,544	2.3
Registered Investment Companies:
United States	52,300,000	2.4
Preferred Stocks:
Germany	25,434,425	1.1
Warrants:
Canada	0	0.0
Cash and Other Assets in Excess of Liabilities	117,262,535	5.4
Net Assets	$2,183,353,713	100.0%

All data as of October 31, 2024. The BBH Partner Fund - International Equity Fund’s (the “Fund”) country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from respective security’s country of incorporation.
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH Partner Fund - International Equity Portfolio Allocation (continued) October 31, 2024

Sector Diversification

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$28,446,088	1.3%
Communications	70,492,681	3.2
Consumer Cyclical	382,222,780	17.5
Consumer Non-Cyclical	296,786,991	13.6
Energy	21,282,146	1.0
Financials	286,227,667	13.1
Industrials	520,393,695	23.9
Technology	382,504,705	17.5
Registered Investment Companies	52,300,000	2.4
Preferred Stocks:
Consumer Cyclical	25,434,425	1.1
Warrants:
Technology	0	0.0
Cash and Other Assets in Excess of Liabilities	117,262,535	5.4
Net Assets	$2,183,353,713	100.0%

All data as of October 31, 2024. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH Partner Fund - International Equity Portfolio of Investments October 31, 2024
Shares/ Units		Value
	Common Stock (91.1%)
	Canada (10.5%)
	Basic Materials
214,500	Franco-Nevada Corp.	$28,446,088

	Communications
324,904	Shopify, Inc. (Class A)[1]	25,410,742

	Consumer Cyclical
887,706	Alimentation Couche-Tard, Inc.	46,250,014

	Financials
1,478,634	Brookfield Corp.	78,332,112

	Industrials
260,542	Canadian Pacific Kansas City, Ltd.	20,080,233

	Technology
10,195	Constellation Software, Inc.	30,717,334
	Total Canada	229,236,523

	Denmark (2.5%)
	Energy
1,133,299	Vestas Wind Systems A/S1	21,282,146

	Industrials
151,098	DSV A/S	32,819,928
	Total Denmark	54,102,074

	Finland (1.3%)
	Industrials
506,985	Kone Oyj (Class B)	27,688,767
	Total Finland	27,688,767

	France (11.8%)
	Consumer Cyclical
37,206	LVMH Moet Hennessy Louis Vuitton SE	24,636,287

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024
Shares/ Units		Value
	Common Stock (continued)
	France (continued)
	Consumer Non-Cyclical
40,362	L’Oreal S.A.	$15,168,142
182,080	Sartorius Stedim Biotech	36,243,666
		51,411,808
	Industrials
248,596	Safran S.A.	56,285,478
139,222	Schneider Electric SE	35,942,926
314,634	Thales S.A.	50,619,692
		142,848,096
	Technology
109,404	Capgemini SE	18,821,542
596,074	Dassault Systemes SE	20,309,455
		39,130,997
	Total France	258,027,188

	Germany (6.5%)
	Consumer Cyclical
198,335	Adidas AG	47,187,073

	Industrials
65,732	Rheinmetall AG	33,797,132

	Technology
261,985	SAP SE	61,107,400
	Total Germany	142,091,605

	Hong Kong (0.3%)
	Financials
928,372	AIA Group, Ltd.	7,386,908
	Total Hong Kong	7,386,908

	India (1.4%)
	Financials
474,800	HDFC Bank, Ltd. ADR	29,926,644
	Total India	29,926,644

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024
Shares/ Units		Value
	Common Stock (continued)
	Ireland (7.6%)
	Consumer Cyclical
585,500	Ryanair Holdings, Plc. ADR	$25,914,230

	Consumer Non-Cyclical
120,993	ICON, Plc. ADR[1]	26,873,755

	Industrials
848,543	CRH, Plc.	80,976,459
614,759	Smurfit WestRock, Plc.	31,640,063
		112,616,522
	Total Ireland	165,404,507

	Japan (10.2%)
	Consumer Cyclical
384,700	Nintendo Co., Ltd.	20,308,931
1,724,500	Sony Group Corp.	30,234,656
2,291,000	Suzuki Motor Corp.	22,531,418
		73,075,005
	Consumer Non-Cyclical
478,000	Eisai Co., Ltd.	16,349,980

	Industrials
119,900	Daikin Industries, Ltd.	14,016,709
32,619	Keyence Corp.	14,587,210
954,600	Komatsu, Ltd.	24,636,251
		53,240,170
	Technology
273,690	Nomura Research Institute, Ltd.	8,164,838
2,209,455	Obic Co., Ltd.	71,963,898
		80,128,736
	Total Japan	222,793,891

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024
Shares/ Units		Value
	Common Stock (continued)
	Jersey (2.1%)
	Consumer Non-Cyclical
921,234	Experian, Plc.	$44,870,732
	Total Jersey	44,870,732

	Luxembourg (0.6%)
	Communications
33,693	Spotify Technology S.A.[1]	12,975,174
	Total Luxembourg	12,975,174

	Netherlands (5.9%)
	Communications
764,085	Prosus NV1	32,106,765

	Consumer Cyclical
1,549,374	Universal Music Group NV	38,898,586

	Technology
51,274	ASML Holding NV	34,405,668
843,929	STMicroelectronics NV	22,808,795
		57,214,463
	Total Netherlands	128,219,814

	Singapore (1.4%)
	Financials
1,078,260	DBS Group Holdings, Ltd.	30,971,652
	Total Singapore	30,971,652

	South Korea (2.3%)
	Financials
369,146	KB Financial Group, Inc.	23,983,297

	Technology
633,511	Samsung Electronics Co., Ltd.	26,816,605
	Total South Korea	50,799,902

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024
Shares/ Units		Value
	Common Stock (continued)
	Spain (2.2%)
	Consumer Cyclical
528,733	Amadeus IT Group S.A.	$38,298,613

	Industrials
257,421	Cellnex Telecom S.A.[2]	9,392,456
	Total Spain	47,691,069

	Sweden (2.3%)
	Consumer Non-Cyclical
997,516	Essity AB (Class B)	28,043,548

	Financials
2,143,330	Svenska Handelsbanken AB (Class A)	22,202,601
	Total Sweden	50,246,149

	Switzerland (4.5%)
	Consumer Cyclical
276,703	Cie Financiere Richemont S.A. (Class A)	40,295,663

	Consumer Non-Cyclical
409,503	Alcon, Inc.	37,496,321
44,141	Sonova Holding AG	16,093,234
		53,589,555
	Financials
4,751	Partners Group Holding AG	6,577,526
	Total Switzerland	100,462,744

	Taiwan (4.0%)
	Technology
310,994	MediaTek, Inc.	12,205,897
394,580	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	75,183,273
	Total Taiwan	87,389,170

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024
Shares/ Units		Value
	Common Stock (continued)
	United Kingdom (11.4%)
	Consumer Cyclical
674,332	Compass Group, Plc.	$21,778,356
204,779	Next, Plc.	25,888,953
		47,667,309
	Consumer Non-Cyclical
5,270,482	Rentokil Initial, Plc.	26,432,069

	Financials
641,089	London Stock Exchange Group, Plc.	86,846,927

	Industrials
4,658,377	BAE Systems, Plc.	74,903,071
2,102,095	Melrose Industries, Plc.	13,007,320
		87,910,391
	Total United Kingdom	248,856,696

	United States (2.3%)
	Consumer Non-Cyclical
250,094	Revvity, Inc.	29,658,647
40,713	S&P Global, Inc.	19,556,897
	Total United States	49,215,544
	Total Common Stock (Cost $1,585,563,068)	1,988,356,753

	Registered Investment Companies (2.4%)
	United States (2.4%)
52,300,000	Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio, Institutional Share Class	52,300,000
	Total United States	52,300,000
	Total Registered Investment Companies (Cost $52,300,000)	52,300,000

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024
Shares/ Units		Value
	Preferred Stocks (1.1%)
	Germany (1.1%)
	Consumer Cyclical
362,370	Dr Ing hc F Porsche AG (Class Preference)[2]	$25,434,425
	Total Germany	25,434,425
	Total Preferred Stocks (Cost $32,167,073)	25,434,425

	Warrants (0.0%)
	Canada (0.0%)
18,143	Constellation Software, Inc., expires 03/31/2040[1,3]	0
	Total Canada	0
	Total Warrants (Cost $0)	0

Total Investments (Cost $1,670,030,141)[4]	94.6%	$2,066,091,178
Cash and Other Assets in Excess of Liabilities	5.4%	117,262,535
Net Assets	100.00%	$2,183,353,713

____________

1       Non-income producing security.

2      Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2024 was $34,826,881 or 1.6% of net assets.

3      Security that used significant unobservable inputs to determine fair value.

4      The aggregate cost for federal income tax purposes is $1,677,867,861, the aggregate gross unrealized appreciation is $515,305,974 and the aggregate gross unrealized depreciation is $127,082,657, resulting in net unrealized appreciation of $388,223,317.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviation:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024 relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	14

BBH Partner Fund - International Equity Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
Common Stock:
Canada	$229,236,523	$—	$—	$229,236,523
Denmark	—	54,102,074	—	54,102,074
Finland	—	27,688,767	—	27,688,767
France	—	258,027,188	—	258,027,188
Germany	—	142,091,605	—	142,091,605
Hong Kong	—	7,386,908	—	7,386,908
India	29,926,644	—	—	29,926,644
Ireland	133,764,444	31,640,063	—	165,404,507
Japan	—	222,793,891	—	222,793,891
Jersey	—	44,870,732	—	44,870,732
Luxembourg	12,975,174	—	—	12,975,174
Netherlands	—	128,219,814	—	128,219,814
Singapore	—	30,971,652	—	30,971,652
South Korea	—	50,799,902	—	50,799,902
Spain	—	47,691,069	—	47,691,069
Sweden	—	50,246,149	—	50,246,149
Switzerland	—	100,462,744	—	100,462,744
Taiwan	75,183,273	12,205,897	—	87,389,170
United Kingdom	—	248,856,696	—	248,856,696
United States	49,215,544	—	—	49,215,544
Registered Investment Companies:
United States	52,300,000	—	—	52,300,000
Preferred Stocks:
Germany	—	25,434,425	—	25,434,425
Warrants:
Canada	—	—	0	0
Total Investments, at value	$582,601,602	$1,483,489,576	$0	$2,066,091,178

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

Bbh Partner Fund - International Equity Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at value (Cost $1,670,030,141)	$2,066,091,178
Cash	83,123,419
Foreign currency at value (Cost $531,513)	531,453
Receivables for:
Investments sold	33,246,894
Dividends	4,749,311
Shares sold	1,605,500
Interest from Custodian	81,974
Prepaid expenses	17,465
Total Assets	2,189,447,194

Liabilities:
Payables for:
Investments purchased	4,261,062
Investment advisory and administrative fees	1,138,132
Shares redeemed	473,149
Custody and fund accounting fees	128,688
Professional fees	79,588
Transfer agent fees	3,637
Board of Trustees’ fees	513
Accrued expenses and other liabilities	8,712
Total Liabilities	6,093,481
Net Assets	$2,183,353,713

Net Assets Consist of:
Paid-in capital	$2,008,018,616
Retained earnings	175,335,097
Net Assets	$2,183,353,713

Net Asset Value and Offering Price Per Share
Class I Shares
($2,183,353,713 ÷ 129,025,920 shares outstanding)	$16.92
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	16

Bbh Partner Fund - International Equity Statement of Operations For the year ended October 31, 2024
Net Investment Income:
Income:
Dividends (net of foreign withholding taxes of $3,565,515)	$33,592,220
Interest income	8,751
Interest income from Custodian	1,130,426
Other income	30,862
Total Income	34,762,259

Expenses:
Investment advisory and administrative fees	12,846,213
Custody and fund accounting fees	349,347
Board of Trustees’ fees	102,756
Professional fees	74,259
Transfer agent fees	42,541
Miscellaneous expenses	89,733
Total Expenses	13,504,849
Net Investment Income	21,257,410

Net Realized and Unrealized Gain/(Loss):
Net realized gain on investments in securities	171,914,724
Net realized loss on foreign exchange translations	(59,307)
Net realized gain on investments in securities and foreign exchange translations	171,855,417
Net change in unrealized appreciation/(depreciation) on investments in securities	320,540,112
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(78,166)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	320,461,946
Net Realized and Unrealized Gain/(Loss)	492,317,363
Net Increase in Net Assets Resulting from Operations	$513,574,773

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

Bbh Partner Fund - International Equity Statements of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets From:
Operations:
Net investment income	$21,257,410	$18,135,247
Net realized gain/(loss) on investments in securities and foreign exchange translations	171,855,417	(199,953,321)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	320,461,946	306,291,936
Net increase in net assets resulting from operations	513,574,773	124,473,862

Dividends and distributions declared:
Class I	(18,885,138)	(10,360,602)

Share transactions:
Proceeds from sales of shares	169,874,531	135,165,601
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	495,649	276,268
Cost of shares redeemed	(338,928,552)	(442,745,407)
Net decrease in net assets resulting from share transactions	(168,558,372)	(307,303,538)
Total increase/(decrease) in net assets	326,131,263	(193,190,278)

Net Assets:
Beginning of year	1,857,222,450	2,050,412,728
End of year	$2,183,353,713	$1,857,222,450

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	18

Bbh Partner Fund - International Equity Financial Highlights Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$13.28	$12.68	$21.10	$17.73	$16.15
Income from investment operations:
Net investment income[1]	0.16	0.12	0.07	0.14	0.04
Net realized and unrealized gain/(loss)	3.62	0.55	(6.14)	3.79	1.81
Total income/(loss) from investment operations	3.78	0.67	(6.07)	3.93	1.85
Dividends and distributions to shareholders:
From net investment income	(0.14)	(0.07)	(0.13)	(0.04)	(0.09)
From net realized gains	—	—	(2.22)	(0.52)	(0.18)
Total dividends and distributions to shareholders	(0.14)	(0.07)	(2.35)	(0.56)	(0.27)
Net asset value, end of year	$16.92	$13.28	$12.68	$21.10	$17.73
Total return[2]	28.56%	5.24%	(31.91)%	22.38%	11.59%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,183	$1,857	$2,050	$2,718	$2,029
Ratio of expenses to average net assets	0.63%	0.64%	0.68%	0.68%	0.69%
Ratio of net investment income to average net assets	0.99%	0.85%	0.45%	0.65%	0.22%
Portfolio turnover rate	54%	65%	52%	86%	77%

____________

1       Calculated using average shares outstanding for the year.

2      Assumes the reinvestment of distributions.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

Bbh Partner Fund - International Equity Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2024, there were seven series of the Trust. The Fund commenced operations on June 6, 1997 and currently offers one class, Class I. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States.

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.  Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices

© Brown Brothers Harriman	20

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024 provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B.  Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024

D.  Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2024, the Fund had no open contracts.

E.   Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at year end, resulting from changes in the exchange rate.

F.   Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the

© Brown Brothers Harriman	22

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024 requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid, under SEC Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

G.  Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024 and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.  Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $18,885,138 and $10,360,602 to Class I shareholders during the years ended October 31, 2024 and October 31, 2023, respectively. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2024:	$18,885,138	$—	$18,885,138	$—	$18,885,138
2023:	10,360,602	—	10,360,602	—	10,360,602

© Brown Brothers Harriman	24

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$20,323,342	$—	$(233,040,893)	$(7,837,720)	$395,890,368	$175,335,097
2023:	18,010,377	—	(390,810,946)	(21,982,391)	75,428,422	(319,354,538)

The Fund had $233,040,893 net capital loss carryforwards as of October 31, 2024, of which $231,567,812 and $1,473,081, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.    Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  Fees and Other Transactions with Affiliates

A.  Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, the Investment Adviser provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024 advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.60% per annum on the first $3 billion of average daily net assets and 0.55% per annum on all average daily net assets over $3 billion. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s Sub-Advisers, currently Select Equity Group, L.P. (“Select Equity Group”) and Trinity Street Asset Management (together the “Sub-Advisers”). The Sub-Advisers are responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-Advisers and evaluates their performance results. The Investment Adviser pays each Sub-Adviser from its investment advisory and administrative fee an amount that in the aggregate equals the Fund’s investment advisory and administration fee based upon the percentage of net assets that each Sub-Adviser manages. For the year ended October 31, 2024, the Fund incurred $12,846,213 for services under the Agreement.

B.  Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For the year ended October 31, 2024, the Fund incurred $349,347 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2024 was $1,130,426. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2024, was $18,806. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

C.  Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $102,756 in independent Trustee compensation and expense reimbursements.

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Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024

D.  Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.  Investment Transactions. For the year ended October 31, 2024, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,113,455,548 and $1,359,992,545, respectively.

5.   Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	10,367,492	$169,874,531	9,345,985	$135,165,601
Shares issued in connection with reinvestments of dividends	32,587	495,649	19,947	276,268
Shares redeemed	(21,234,686)	(338,928,552)	(31,157,761)	(442,745,407)
Net decrease	(10,834,607)	$(168,558,372)	(21,791,829)	$(307,303,538)

6.  Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub-Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

Bbh Partner Fund - International Equity Notes to Financial Statements (continued) October 31, 2024 held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (limited portfolio holdings risk). There are certain risks associated with non-U.S. securities, including, but not limited to, recovery of tax withheld by foreign jurisdictions (Non-U.S. investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

© Brown Brothers Harriman	28

Bbh Partner Fund - International Equity Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the

Financial Statements October 31, 2024 © Brown Brothers Harriman	29

Bbh Partner Fund - International Equity Conflicts of Interest (continued) October 31, 2024 (unaudited)

Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting

© Brown Brothers Harriman	30

Bbh Partner Fund - International Equity Conflicts of Interest (continued) October 31, 2024 (unaudited)

duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings

Financial Statements October 31, 2024 © Brown Brothers Harriman	31

Bbh Partner Fund - International Equity Conflicts of Interest (continued) October 31, 2024 (unaudited)

and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment

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Bbh Partner Fund - International Equity Conflicts of Interest (continued) October 31, 2024 (unaudited)

Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However,

Financial Statements October 31, 2024 © Brown Brothers Harriman	33

Bbh Partner Fund - International Equity Conflicts of Interest (continued) October 31, 2024 (unaudited)

BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

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Bbh Partner Fund - International Equity Additional Federal Tax Information October 31, 2024 (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $18,885,138 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2024. In January 2025, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2024. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$40,023,947	$3,565,515

Financial Statements October 31, 2024 © Brown Brothers Harriman	35

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Annual Financial Statements October 31, 2024 BBH Limited Duration Fund

BBH Limited Duration Fund Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH Limited Duration Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also

© Brown Brothers Harriman	2

BBH Limited Duration Fund Report of Independent Registered Public Accounting Firm (continued)

included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH Limited Duration Fund Portfolio Allocation October 31, 2024

Breakdown by Security Type

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$1,602,412,639	19.5%
Commercial Mortgage Backed Securities	369,018,001	4.5
Corporate Bonds	3,592,150,805	43.8
Loan Participations and Assignments	697,835,805	8.5
Municipal Bonds	31,045,248	0.4
Residential Mortgage Backed Securities	9,667,044	0.1
U.S. Government Agency Obligations	343,572,166	4.2
U.S. Treasury Bills	1,709,439,955	20.9
U.S. Treasury Bonds and Notes	18,844,907	0.2
Liabilities in Excess of Cash and Other Assets	(174,564,104)	(2.1)
Net Assets	$8,199,422,466	100.0%

All data as of October 31, 2024. The BBH Limited Duration Fund’s (the “Fund”) breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH Limited Duration Fund Portfolio of Investments October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (19.5%)
$ 7,678,617	AIM Aviation Finance, Ltd. 2015-1A (China)[1]	02/15/40	6.213%	$7,064,481
7,555,000	Aligned Data Centers Issuer LLC 2023-1A1	08/17/48	6.000	7,653,111
2,463,131	Amur Equipment Finance Receivables X LLC 2022-1A1	10/20/27	1.640	2,438,625
5,555,325	Amur Equipment Finance Receivables XII LLC 2023-1A1	12/20/29	6.090	5,626,351
19,360,000	Amur Equipment Finance Receivables XIV LLC 2024-2A1	07/21/31	5.190	19,503,572
337,800	ARI Fleet Lease Trust 2022-A1	01/15/31	3.120	337,520
7,776,861	ARI Fleet Lease Trust 2023-B1	07/15/32	6.050	7,854,784
11,930,000	Avis Budget Rental Car Funding AESOP LLC 2023-3A1	02/22/28	5.440	12,024,282
9,500,000	Avis Budget Rental Car Funding AESOP LLC 2023-7A1	08/21/28	5.900	9,691,432
3,982,065	BHG Securitization Trust 2022-A1	02/20/35	1.710	3,960,465
7,847,321	BHG Securitization Trust 2023-A1	04/17/36	5.550	7,855,070
5,970,677	BHG Securitization Trust 2023-B1	12/17/36	6.920	6,163,521
8,240,354	BHG Securitization Trust 2024-1CON[1]	04/17/35	5.810	8,356,911
12,406,903	BlackRock Elbert CLO V LLC 5A (3-Month CME Term SOFR + 1.850%)[1,2]	06/15/34	6.797	12,424,086
6,781,898	Business Jet Securities LLC 2022-1A1	06/15/37	4.455	6,608,177

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 43,779,881	California Street CLO IX LP 2012-9A (3-Month CME Term SOFR + 1.362%) (Cayman Islands)[1,2]	07/16/32	6.009%	$43,867,261
11,131,333	Capital Automotive REIT 2024-2A1	05/15/54	4.900	11,031,244
32,520,000	Carlyle US CLO, Ltd. 2019-2A (3-Month CME Term SOFR + 1.360%) (Cayman Islands)[1,2]	10/15/37	6.188	32,520,000
9,906,283	CARS-DB7 LP 2023-1A1	09/15/53	5.750	9,953,423
7,201,821	CCG Receivables Trust 2023-2[1]	04/14/32	6.280	7,306,006
23,800,000	CCG Receivables Trust 2024-1[1]	03/15/32	4.990	23,823,831
22,918,037	CF Hippolyta Issuer LLC 2020-1[1]	07/15/60	1.690	22,199,632
9,171,638	Chesapeake Funding II LLC 2023-1A1	05/15/35	5.650	9,222,506
6,958,001	Chesapeake Funding II LLC 2023-2A1	10/15/35	6.160	7,042,121
25,000,000	Churchill MMSLF CLO-I LP 2021-2A (3-Month CME Term SOFR + 1.712%) (Cayman Islands)[1,2]	10/01/32	6.301	25,026,830
6,470,000	Credit Acceptance Auto Loan Trust 2023-1A1	07/15/33	7.710	6,717,582
18,320,000	Credit Acceptance Auto Loan Trust 2024-2A1	06/15/34	5.950	18,601,608
17,680,000	Credit Acceptance Auto Loan Trust 2024-3A1	09/15/34	4.680	17,454,999
11,645,000	Daimler Trucks Retail Trust 2023-1	03/15/27	5.900	11,766,040
12,445,000	Deerpath Capital CLO, Ltd. 2022-1A (3-Month CME Term SOFR + 1.950%)[1,2]	07/15/33	6.606	12,465,885

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 17,180,000	Dryden 93 CLO, Ltd. 2021-93A (3-Month CME Term SOFR + 1.342%) (Cayman Islands)[1,2]	01/15/34	5.998%	$17,200,564
3,438,395	ECAF I, Ltd. 2015-1A (Ireland)[1]	06/15/40	3.473	2,200,614
4,066,834	Elm Trust 2020-3A1	08/20/29	2.954	3,973,927
2,696,712	Enterprise Fleet Financing LLC 2022-1[1]	01/20/28	3.030	2,684,372
6,606,180	Enterprise Fleet Financing LLC 2022-4[1]	10/22/29	5.760	6,648,638
9,186,491	Enterprise Fleet Financing LLC 2023-3[1]	03/20/30	6.400	9,344,324
18,069,086	FCI Funding LLC 2024-1A1	08/15/36	5.440	18,011,074
50,300,000	Flexential Issuer 2021-1A1	11/27/51	3.250	47,348,074
7,908,660	FNA LLC 2019-1[1,2,3,4]	12/10/31	3.000	7,473,684
10,940,000	Ford Credit Floorplan Master Owner Trust A 2023-1[1]	05/15/28	4.920	10,977,862
30,550,000	Ford Credit Floorplan Master Owner Trust A 2024-3[1]	09/15/29	4.300	30,169,515
12,610,032	Foursight Capital Automobile Receivables Trust 2024-1[1]	01/16/29	5.490	12,659,410
15,672,211	Global SC Finance VII Srl 2020-1A (Barbados)[1]	10/17/40	2.170	14,717,388
16,280,390	Global SC Finance VII Srl 2020-2A (Barbados)[1]	11/19/40	2.260	15,292,770
10,900,000	GM Financial Revolving Receivables Trust 2023-2[1]	08/11/36	5.770	11,312,742
48,194,115	Golub Capital Partners ABS Funding, Ltd. 2021-2A1	10/19/29	2.944	45,819,408
5,961,241	HPEFS Equipment Trust 2023-2A1	01/21/31	6.040	5,984,581

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 15,350,463	HTS Fund I LLC 2021-1[1]	08/25/36	1.411%	$13,014,655
9,275,000	Kubota Credit Owner Trust 2024-1A1	07/17/28	5.190	9,367,334
3,549,974	LCM XXIV, Ltd. 24A (3-Month CME Term SOFR + 1.242%) (Cayman Islands)[1,2]	03/20/30	5.859	3,552,145
216,118	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	215,724
14,800,000	Mariner Finance Issuance Trust 2023-AA1	10/22/35	6.700	14,988,852
40,320,975	Monroe Capital Income Plus ABS Funding LLC 2022-1A1	04/30/32	4.050	38,308,342
12,410,000	Monroe Capital Mml CLO X, Ltd. 2020-1A (3-Month CME Term SOFR + 1.870%)[1,2]	05/20/34	6.998	12,441,025
10,242,000	Navistar Financial Dealer Note Master Owner Trust 2024-1[1]	04/25/29	5.590	10,361,575
47,600,000	Neuberger Berman Loan Advisers CLO 34, Ltd. 2019-34A (3-Month CME Term SOFR + 1.240%) (Cayman Islands)[1,2]	01/20/35	5.857	47,632,782
17,690,000	NextGear Floorplan Master Owner Trust 2022-1A1	03/15/27	2.800	17,539,067
24,520,000	NextGear Floorplan Master Owner Trust 2024-1A1	03/15/29	5.120	24,696,117
27,500,000	NextGear Floorplan Master Owner Trust 2024-2A1	09/17/29	4.420	27,138,254
6,235,000	Nissan Auto Receivables Owner Trust 2023-B	03/15/28	5.930	6,338,732
10,292,137	NMEF Funding LLC 2023-A1	06/17/30	6.570	10,414,421
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 30,000,000	Northwoods Capital XVIII, Ltd. 2019-18A (3-Month CME Term SOFR + 1.362%) (Cayman Islands)[1,2]	05/20/32	6.490%	$30,040,416
14,337,000	OnDeck Asset Securitization Trust IV LLC 2023-1A1	08/19/30	7.000	14,611,426
19,615,000	OnDeck Asset Securitization Trust IV LLC 2024-1A1	06/17/31	6.270	19,823,413
13,920,000	OnDeck Asset Securitization Trust IV LLC 2024-2A1	10/17/31	4.980	13,689,869
14,640,000	OneMain Financial Issuance Trust 2022-3A1	05/15/34	5.940	14,746,199
13,350,000	OneMain Financial Issuance Trust 2022-S1[1]	05/14/35	4.130	13,237,819
16,380,000	OneMain Financial Issuance Trust 2023-2A1	09/15/36	5.840	16,721,389
56,210,000	Oportun Issuance Trust 2021-C1	10/08/31	2.180	54,416,710
16,779,198	Oportun Issuance Trust 2022-A1	06/09/31	5.050	16,736,953
12,554,387	Oportun Issuance Trust 2024-2[1]	02/09/32	5.860	12,577,573
22,375,945	Oxford Finance Funding LLC 2022-1A1	02/15/30	3.602	21,699,426
15,832,171	Palmer Square Loan Funding, Ltd. 2022-1A (3-Month CME Term SOFR + 1.050%) (Cayman Islands)[1,2]	04/15/30	5.697	15,828,408
9,418,257	Parliament CLO II, Ltd. 2021-2A (3-Month CME Term SOFR + 1.612%) (Cayman Islands)[1,2]	08/20/32	6.740	9,416,982
47,670,000	PFS Financing Corp. 2022-A1	02/15/27	2.470	47,327,033

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 19,980,000	PFS Financing Corp. 2022-C1	05/15/27	3.890%	$19,873,914
9,810,000	PFS Financing Corp. 2023-A1	03/15/28	5.800	9,940,425
31,020,000	Purchasing Power Funding LLC 2024-A1	08/15/28	5.890	31,269,271
1,518,362	Regional Management Issuance Trust 2020-1[1]	10/15/30	2.340	1,513,283
56,030,000	Republic Finance Issuance Trust 2021-A1	12/22/31	2.300	54,999,323
21,950,000	Republic Finance Issuance Trust 2024-B1	11/20/37	5.420	21,948,896
23,320,000	Retained Vantage Data Centers Issuer LLC 2023-1A1	09/15/48	5.000	22,932,848
5,589,503	Santander Drive Auto Receivables Trust 2023-5	07/15/27	6.310	5,603,880
7,128,411	Shenton Aircraft Investment I, Ltd. 2015-1A (Cayman Islands)[1]	10/15/42	4.750	6,772,275
24,210,000	Sotheby’s Artfi Master Trust 2024-1A1	12/22/31	6.430	24,475,366
22,755,000	Southwick Park CLO LLC 2019-4A (3-Month CME Term SOFR + 1.322%) (Cayman Islands)[1,2]	07/20/32	5.939	22,820,391
19,160,000	Stack Infrastructure Issuer LLC 2020-1A1	08/25/45	1.893	18,641,377
50,717,312	Symphony CLO XXI, Ltd. 2019-21A (3-Month CME Term SOFR + 1.322%) (Cayman Islands)[1,2]	07/15/32	5.978	50,832,339
12,760,000	Synchrony Card Funding LLC 2022-A1	04/15/28	3.370	12,676,929
13,310,000	TierPoint Issuer LLC 2023-1A1	06/25/53	6.000	13,342,405

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 12,345,000	T-Mobile US Trust 2024-1A1	09/20/29	5.050%	$12,418,758
12,920,000	Vantage Data Centers Issuer LLC 2023-1A1	03/16/48	6.316	13,044,907
4,580,367	VFI ABS LLC 2023-1A1	03/26/29	7.270	4,632,589
7,040,000	Westlake Automobile Receivables Trust 2023-4A1	11/15/28	6.640	7,203,567
3,089,127	Wheels Fleet Lease Funding 1 LLC 2022-1A1	10/18/36	2.470	3,084,271
14,675,109	Wheels Fleet Lease Funding 1 LLC 2023-1A1	04/18/38	5.800	14,748,903
10,759,042	Wheels Fleet Lease Funding 1 LLC 2023-2A1	08/18/38	6.460	10,940,352
32,195,000	World Financial Network Credit Card Master Note Trust 2024-B	05/15/31	4.620	32,091,503
11,295,000	World Financial Network Credit Card Master Trust 2023-A	03/15/30	5.020	11,341,923
	Total Asset Backed Securities (Cost $1,613,972,611)			1,602,412,639
	Commercial Mortgage Backed Securities (4.5%)
26,807,000	BB-UBS Trust 2012-TFT[1,2,3]	06/05/30	3.678	22,987,032
9,350,000	BLP Commercial Mortgage Trust 2023-IND (1-Month CME Term SOFR + 1.692%)[1,2]	03/15/40	6.496	9,341,903
20,300,000	BPR Trust 2022-OANA (1-Month CME Term SOFR + 1.898%)[1,2]	04/15/37	6.702	20,395,211

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Commercial Mortgage Backed Securities (continued)
$ 18,100,000	BX Commercial Mortgage Trust 2022-CSMO (1-Month CME Term SOFR + 2.115%)[1,2]	06/15/27	6.919%	$18,201,628
41,593,537	BX Commercial Mortgage Trust 2022-LP2 (1-Month CME Term SOFR + 1.013%)[1,2]	02/15/39	5.817	41,450,559
10,669,911	BXMT, Ltd. 2020-FL2 (1-Month CME Term SOFR + 1.014%) (Cayman Islands)[1,2]	02/15/38	5.795	10,509,862
11,280,939	BXMT, Ltd. 2020-FL3 (1-Month CME Term SOFR + 1.514%) (Cayman Islands)[1,2]	11/15/37	6.295	10,943,501
16,609,136	BXMT, Ltd. 2021-FL4 (1-Month CME Term SOFR + 1.164%)[1,2]	05/15/38	5.945	16,028,529
24,496,587	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month CME Term SOFR + 3.014%)[1,2]	11/15/31	7.818	19,958,467
11,715,000	Commercial Mortgage Pass Through Certificate[1]	07/12/28	6.891	12,167,228
20,885,000	DK Trust 2024-SPBX (1-Month CME Term SOFR + 1.500%)[1,2]	03/15/34	6.304	20,885,000
3,898,792	HPLY Trust 2019-HIT (1-Month CME Term SOFR + 1.114%)[1,2]	11/15/36	5.965	3,896,355
23,600,000	Life Mortgage Trust 2022-BMR2 (1-Month CME Term SOFR + 1.295%)[1,2]	05/15/39	6.099	22,936,250
18,610,121	MHC Commercial Mortgage Trust 2021-MHC (1-Month CME Term SOFR + 0.915%)[1,2]	04/15/38	5.719	18,556,085

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Commercial Mortgage Backed Securities (continued)
$ 16,040,000	MTN Commercial Mortgage Trust 2022-LPFL (1-Month CME Term SOFR + 1.397%)[1,2]	03/15/39	6.207%	$15,949,775
14,712,621	Ready Capital Mortgage Financing LLC 2022-FL8 (30-Day SOFR + 1.650%)[1,2]	01/25/37	6.507	14,687,338
46,350,000	SPGN Mortgage Trust 2022-TFLM (1-Month CME Term SOFR + 1.550%)[1,2]	02/15/39	6.354	45,654,750
24,300,000	Taubman Centers Commercial Mortgage Trust 2022-DPM (1-Month CME Term SOFR + 2.186%)[1,2]	05/15/37	6.990	24,406,130
20,000,000	WMRK Commercial Mortgage Trust 2022-WMRK (1-Month CME Term SOFR + 2.789%)[1,2]	11/15/27	7.575	20,062,398
	Total Commercial Mortgage Backed Securities (Cost $378,304,661)			369,018,001
	Corporate Bonds (43.8%)
	Aerospace/Defense (0.1%)
11,105,000	BAE Systems, Plc. (United Kingdom)[1]	03/26/27	5.000	11,177,008
	Agriculture (0.0%)
1,250,000	Cargill, Inc.[1]	02/02/31	1.700	1,040,695
1,000,000	Philip Morris International, Inc.	11/17/25	5.000	1,005,023
				2,045,718

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Airlines (0.0%)
$ 1,000,000	Delta Air Lines, Inc. /SkyMiles IP, Ltd. (Multinational)[1]	10/20/28	4.750%	$988,848
	Apparel (0.0%)
1,000,000	Tapestry, Inc.	11/27/26	7.000	1,021,573
	Auto Manufacturers (3.2%)
21,515,000	BMW US Capital LLC[1]	08/13/26	4.650	21,542,025
16,000,000	Daimler Truck Finance North America LLC[1]	01/17/25	5.200	16,008,598
24,500,000	Ford Motor Credit Co. LLC	11/05/26	5.125	24,393,157
23,920,000	General Motors Financial Co., Inc.	04/06/26	5.400	24,104,610
9,175,000	Hyundai Capital America[1]	11/03/25	6.250	9,302,146
1,000,000	Hyundai Capital America[1]	01/08/26	1.300	958,508
11,055,000	Hyundai Capital America[1]	03/30/26	5.500	11,137,808
14,835,000	Hyundai Capital America[1]	06/24/26	5.450	14,966,532
13,795,000	Hyundai Capital America[1]	06/26/26	5.650	13,946,120
11,580,000	Hyundai Capital America[1]	01/08/27	5.250	11,665,509
20,885,000	Hyundai Capital America[1]	11/01/27	4.875	20,881,026
25,455,000	Mercedes-Benz Finance North America LLC[1]	03/30/26	4.800	25,507,269
31,170,000	Mercedes-Benz Finance North America LLC[1]	07/31/26	4.875	31,333,549
1,000,000	Stellantis Finance US, Inc.[1]	01/29/27	1.711	928,858
17,090,000	Toyota Motor Credit Corp.	08/07/26	4.550	17,122,479
17,830,000	Volkswagen Group of America Finance LLC[1]	08/14/26	4.900	17,771,795
				261,569,989

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	14

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Banks (11.4%)
$ 17,000,000	Banco Santander S.A. (1-Year CMT Index + 1.250%) (Spain)[2]	03/14/28	5.552%	$17,179,913
30,000,000	Bank of America Corp. (SOFR + 1.340%)[2]	09/15/27	5.933	30,635,867
1,000,000	Bank of America Corp. (3-Month CME Term SOFR + 1.774%)[2]	04/24/28	3.705	974,410
51,125,000	Bank of Montreal (Canada)	01/10/25	1.500	50,797,738
1,000,000	Bank of New York Mellon Corp. (SOFR + 1.598%)[2]	10/25/29	6.317	1,055,735
19,870,000	Bank of New Zealand (New Zealand)[1]	02/07/28	4.846	19,916,846
9,500,000	Bank of New Zealand (New Zealand)[1]	01/30/29	5.076	9,608,682
15,015,000	Bank of Nova Scotia (Canada)	01/10/25	1.450	14,910,557
16,915,000	Canadian Imperial Bank of Commerce (Canada)	10/02/26	5.926	17,307,262
19,725,000	Canadian Imperial Bank of Commerce (Canada)	04/28/28	5.001	19,864,862
1,000,000	Citigroup, Inc. (SOFR + 1.528%)[2]	03/17/26	3.290	993,013
1,000,000	Citizens Bank NA (SOFR + 2.000%)[2]	08/09/28	4.575	989,441
33,540,000	Commonwealth Bank of Australia (SOFR + 0.400%) (Australia)[1,2]	07/07/25	5.244	33,585,515
1,000,000	Discover Bank	07/27/26	3.450	974,510
1,000,000	Fifth Third Bancorp (SOFR + 2.192%)[2]	10/27/28	6.361	1,036,986
1,000,000	Goldman Sachs Group, Inc. (SOFR + 1.114%)[2]	02/24/28	2.640	952,808
33,350,000	HSBC Holdings, Plc. (SOFR + 1.929%) (United Kingdom)[2]	06/04/26	2.099	32,761,114

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Banks (continued)
$ 5,780,000	HSBC Holdings, Plc. (SOFR + 3.030%) (United Kingdom)[2]	11/03/26	7.336%	$5,917,236
25,640,000	HSBC Holdings, Plc. (SOFR + 1.570%) (United Kingdom)[2]	08/14/27	5.887	26,098,382
18,414,000	Huntington Bancshares, Inc. (SOFR + 1.970%)[2]	08/04/28	4.443	18,197,843
24,145,000	Huntington National Bank (SOFR + 1.215%)[2]	11/18/25	5.699	24,144,438
1,000,000	Huntington National Bank (SOFR + 1.650%)[2]	05/17/28	4.552	993,064
33,270,000	JPMorgan Chase & Co. (3-Month CME Term SOFR + 1.585%)[2]	03/13/26	2.005	32,890,190
1,000,000	JPMorgan Chase & Co. (SOFR + 0.800%)[2]	11/19/26	1.045	960,481
12,600,000	JPMorgan Chase & Co. (SOFR + 0.930%)[2]	07/22/28	4.979	12,660,119
19,760,000	KeyBank NA	11/15/27	5.850	20,241,185
24,865,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.600%) (United Kingdom)[2]	03/18/26	3.511	24,689,590
17,755,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.800%) (United Kingdom)[2]	03/18/28	3.750	17,291,792
1,000,000	M&T Bank Corp. (SOFR + 2.800%)[2]	10/30/29	7.413	1,076,526
39,660,000	Mitsubishi UFJ Financial Group, Inc (Japan).	07/17/25	1.412	38,745,246
42,665,000	Morgan Stanley (SOFR + 1.770%)[2]	10/16/26	6.138	43,151,690
1,000,000	Morgan Stanley[2,3]	07/22/28	3.591	969,311

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	16

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Banks (continued)
$ 33,755,000	NatWest Group, Plc. (SOFR + 1.300%) (United Kingdom)[2]	11/15/28	6.367%	$34,022,796
15,190,000	PNC Financial Services Group, Inc. (SOFR + 1.322%)[2]	06/12/26	5.812	15,258,743
1,000,000	PNC Financial Services Group, Inc. (SOFR + 1.085%)[2]	01/26/27	4.758	999,230
25,345,000	PNC Financial Services Group, Inc. (SOFR + 1.730%)[2]	10/20/27	6.615	26,244,235
1,000,000	Regions Financial Corp.	05/18/25	2.250	985,237
24,915,000	Royal Bank of Canada (Canada)	08/03/27	4.240	24,735,640
51,698,000	Santander Holdings USA, Inc.	07/17/25	4.500	51,467,683
13,474,000	Santander Holdings USA, Inc. (SOFR + 2.328%)[2]	09/09/26	5.807	13,520,793
1,000,000	Santander Holdings USA, Inc. (SOFR + 1.249%)[2]	01/06/28	2.490	942,861
11,875,000	Skandinaviska Enskilda Banken AB (Sweden)[1]	03/05/29	5.375	12,073,944
10,085,000	State Street Corp. (SOFR + 1.353%)[2]	11/04/26	5.751	10,182,867
1,000,000	State Street Corp. (SOFR + 1.484%)[2]	11/21/29	5.684	1,032,852
14,435,000	Truist Financial Corp. (SOFR + 1.626%)[2]	10/28/26	5.900	14,567,686
1,000,000	Truist Financial Corp. (SOFR + 2.446%)[2]	10/30/29	7.161	1,072,000
53,570,000	UBS Group AG (1-Year CMT Index + 1.550%) (Switzerland)[1,2]	01/12/27	5.711	53,975,566

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Banks (continued)
$ 42,990,000	US Bancorp (5-Year CMT Index + 2.541%)[2,5]		3.700%	$40,292,704
22,750,000	US Bancorp (SOFR + 1.430%)[2]	10/21/26	5.727	22,934,888
1,000,000	US Bancorp (SOFR + 2.020%)[2]	06/12/29	5.775	1,028,771
19,370,000	Wells Fargo & Co. (SOFR + 2.000%)[2]	04/30/26	2.188	19,090,631
7,920,000	Wells Fargo & Co. (SOFR + 1.560%)[2]	08/15/26	4.540	7,888,029
1,000,000	Wells Fargo & Co. (SOFR + 1.510%)[2]	03/24/28	3.526	970,596
26,655,000	Westpac Banking Corp (Australia).	11/18/27	5.457	27,370,752
30,895,000	Westpac New Zealand, Ltd. (New Zealand)[1]	02/15/28	4.902	30,918,170
				933,149,026
	Beverages (0.3%)
21,670,000	Keurig Dr Pepper, Inc.	03/15/27	5.100	21,909,184
	Biotechnology (0.0%)
1,000,000	Baxalta, Inc.	06/23/25	4.000	995,052
1,000,000	Illumina, Inc.	12/13/27	5.750	1,026,451
				2,021,503
	Building Materials (0.0%)
1,000,000	CRH America, Inc.[1]	05/18/25	3.875	993,968
	Computers (0.0%)
600,000	Genpact Luxembourg S.a.r.l. (Luxembourg)	12/01/24	3.375	598,871
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	18

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Cosmetics/Personal Care (0.3%)
$ 1,000,000	Estee Lauder Cos, Inc.	04/15/30	2.600%	$898,579
19,550,000	Unilever Capital Corp.	08/12/27	4.250	19,489,891
				20,388,470
	Diversified Financial Services (2.7%)
23,075,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)	07/15/25	6.500	23,279,836
1,000,000	Ally Financial, Inc.	06/09/27	4.750	993,262
1,000,000	American Express Co. (SOFR + 0.999%)[2]	05/01/26	4.990	999,608
20,960,000	American Express Co. (SOFR + 0.750%)[2]	04/23/27	5.645	21,223,215
34,045,000	Aviation Capital Group LLC[1]	12/15/24	5.500	34,044,391
33,535,000	Avolon Holdings Funding, Ltd. (Ireland)[1]	01/15/26	5.500	33,566,989
10,000,000	Capital One Financial Corp. (SOFR + 2.440%)[2]	10/29/27	7.149	10,435,204
1,000,000	Capital One Financial Corp. (SOFR + 2.080%)[2]	02/01/29	5.468	1,011,944
1,000,000	Charles Schwab Corp.	03/11/26	0.900	950,156
2,785,000	Credit Acceptance Corp.	03/15/26	6.625	2,782,258
18,620,000	Credit Acceptance Corp.[1]	12/15/28	9.250	19,702,890
48,895,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance[1]	02/15/26	3.875	47,388,080
25,095,000	Strategic Credit Opportunities Partners LLC	04/01/26	4.250	24,253,866
1,000,000	Western Union Co.	01/10/25	2.850	995,429
				221,627,128

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Electric (3.0%)
$ 500,000	AES Corp.[1]	07/15/25	3.300%	$493,084
1,000,000	Atlantic City Electric Co.	03/15/31	2.300	859,240
1,000,000	Avangrid, Inc.	04/15/25	3.200	991,417
1,000,000	Black Hills Corp.	06/15/30	2.500	872,471
16,025,000	Constellation Energy Generation LLC	06/01/25	3.250	15,860,506
1,000,000	Duke Energy Ohio, Inc.	06/01/30	2.125	869,548
35,320,635	Duke Energy Progress NC Storm Funding LLC	07/01/30	1.295	33,105,761
61,690,000	Edison International (5-Year CMT Index + 4.698%)[2,5]		5.375	61,075,759
1,000,000	Evergy Missouri West, Inc.[1]	12/15/27	5.150	1,007,295
1,000,000	Fells Point Funding Trust[1]	01/31/27	3.046	958,807
1,000,000	FirstEnergy Pennsylvania Electric Co.[1]	03/30/26	5.150	1,000,681
1,000,000	Florida Power & Light Co.	04/01/28	5.050	1,013,861
1,000,000	National Rural Utilities Cooperative Finance Corp.	03/15/30	2.400	885,660
50,647,000	NextEra Energy Capital Holdings, Inc.	09/01/25	5.749	51,009,816
1,000,000	NRG Energy, Inc.[1]	12/02/25	2.000	963,201
1,000,000	Pacific Gas & Electric Co.	01/01/26	3.150	978,016
1,000,000	PacifiCorp	02/15/34	5.450	1,006,715
24,049,000	Public Service Enterprise Group, Inc.	08/15/25	0.800	23,291,897
18,615,000	Public Service Enterprise Group, Inc.	10/15/28	5.875	19,316,175
25,706,000	Vistra Operations Co. LLC[1]	05/13/25	5.125	25,682,579
				241,242,489

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	20

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Energy-Alternate Sources (0.3%)
$ 21,155,000	NextEra Energy Partners LP1,6	11/15/25	0.000%	$19,716,460
	Food (1.0%)
15,535,000	General Mills, Inc.	10/17/28	5.500	15,956,121
12,590,000	Hormel Foods Corp.	03/30/27	4.800	12,686,453
1,000,000	JBS USA Holding Lux S.a.r.l. / JBS USA Food Co. / JBS Lux Co. S.a.r.l. (Luxembourg)	02/01/28	5.125	997,118
15,450,000	Kroger Co.	08/15/26	4.700	15,497,873
21,220,000	Nestle Capital Corp.[1]	03/12/29	4.650	21,263,677
1,000,000	Nestle Holdings, Inc.[1]	03/14/28	5.000	1,014,414
11,460,000	Sysco Corp.	01/17/29	5.750	11,868,679
				79,284,335
	Gas (0.0%)
1,000,000	Brooklyn Union Gas Co.[1]	08/05/27	4.632	987,660
265,000	East Ohio Gas Co.[1]	06/15/25	1.300	258,872
1,000,000	Southern California Gas Co.	02/01/30	2.550	897,880
				2,144,412
	Healthcare-Products (0.3%)
1,160,000	Baxter International, Inc.	02/01/27	1.915	1,089,103
1,000,000	GE HealthCare Technologies, Inc.	11/15/25	5.600	1,008,221
22,215,000	Medtronic Global Holdings SCA (Luxembourg)	03/30/28	4.250	22,085,732
				24,183,056
	Healthcare-Services (1.8%)
1,000,000	Adventist Health System	03/01/29	2.952	912,116
1,000,000	CommonSpirit Health	10/01/25	1.547	971,243

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Healthcare-Services (continued)
$ 1,000,000	Health Care Service Corp. A Mutual Legal Reserve Co.[1]	06/15/29	5.200%	$1,011,419
12,919,000	Providence St Joseph Health Obligated Group	10/01/29	2.532	11,554,181
32,090,000	Roche Holdings, Inc.[1]	11/13/26	5.265	32,613,126
1,000,000	Roche Holdings, Inc.[1]	11/13/28	5.338	1,028,801
22,000,000	Roche Holdings, Inc.[1]	03/08/29	4.790	22,178,957
18,145,000	Roche Holdings, Inc.[1]	09/09/29	4.203	17,856,146
60,630,000	Sutter Health	08/15/25	1.321	58,931,457
				147,057,446
	Insurance (10.3%)
26,415,000	American Coastal Insurance Corp.	12/15/27	7.250	25,094,250
16,755,000	American National Group, Inc.	10/01/29	5.750	16,797,335
18,000,000	Athene Global Funding[1]	01/14/25	2.500	17,900,494
14,345,000	Athene Global Funding[1]	06/29/25	2.550	14,127,102
35,075,000	Athene Global Funding[1]	02/23/26	5.684	35,352,818
25,000,000	Athene Global Funding[1]	07/09/27	5.349	25,171,606
48,995,000	Athene Global Funding[1]	01/09/29	5.583	49,698,032
1,000,000	Brighthouse Financial Global Funding[1]	04/09/27	5.550	1,011,870
1,000,000	CNO Global Funding[1]	06/04/27	5.875	1,019,334
30,350,000	Corebridge Global Funding[1]	06/24/26	5.350	30,657,822
1,000,000	Corebridge Global Funding[1]	07/02/26	5.750	1,017,242
14,025,000	Corebridge Global Funding[1]	09/19/28	5.900	14,482,553
26,595,000	Equitable Financial Life Global Funding[1]	11/12/24	1.100	26,563,089

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	22

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Insurance (continued)
$ 1,000,000	F&G Global Funding[1]	06/30/26	1.750%	$943,714
29,080,000	F&G Global Funding[1]	06/10/27	5.875	29,525,894
1,000,000	GA Global Funding Trust[1]	01/06/27	2.250	944,795
17,225,000	GA Global Funding Trust[1]	01/08/29	5.500	17,488,891
1,000,000	Guardian Life Global Funding[1]	12/10/25	0.875	959,382
41,635,000	Guardian Life Global Funding[1]	09/26/29	4.179	40,605,580
44,790,000	Met Tower Global Funding[1]	09/14/26	1.250	42,177,219
23,485,000	Met Tower Global Funding[1]	04/12/29	5.250	23,936,389
1,000,000	Metropolitan Life Global Funding I1	06/30/27	4.400	996,931
73,445,000	New York Life Global Funding[1]	01/14/25	1.450	72,939,342
1,000,000	New York Life Global Funding[1]	01/09/28	4.850	1,009,465
15,850,000	Northwestern Mutual Global Funding[1]	01/10/29	4.710	15,846,737
19,330,000	Pacific Life Global Funding II1	06/24/25	1.200	18,907,036
37,490,000	Pacific Life Global Funding II1	04/04/28	4.900	37,550,521
14,300,000	Pacific Life Global Funding II1	08/28/29	4.500	14,176,978
37,180,000	Pricoa Global Funding I1	12/06/24	1.150	37,046,713
12,685,000	Pricoa Global Funding I1	08/27/27	4.400	12,656,625
47,175,000	Principal Life Global Funding II1	01/10/25	1.375	46,860,397
12,560,000	Principal Life Global Funding II1	01/16/27	5.000	12,665,247
1,000,000	Principal Life Global Funding II1	06/28/28	5.500	1,016,568

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Insurance (continued)
$ 42,465,000	Protective Life Global Funding[1]	01/13/25	1.646%	$42,183,776
1,000,000	Protective Life Global Funding[1]	04/14/26	5.209	1,006,738
36,560,000	Protective Life Global Funding[1]	09/13/27	4.335	36,230,894
16,160,000	RGA Global Funding[1]	11/21/28	6.000	16,774,508
1,180,000	RGA Global Funding[1]	01/18/29	2.700	1,080,838
17,755,000	RGA Global Funding[1]	05/24/29	5.448	18,116,457
27,515,000	SiriusPoint, Ltd. (Sweden)	04/05/29	7.000	28,263,081
4,205,000	Universal Insurance Holdings, Inc.	11/30/26	5.625	4,078,356
11,950,000	Vitality Re XIII, Ltd. (3-Month U.S. Treasury Bill + 2.000%) (Cayman Islands)[1,2]	01/06/26	6.576	11,885,470
				846,768,089
	Investment Companies (4.0%)
16,000,000	BlackRock TCP Capital Corp.	05/30/29	6.950	16,087,175
30,840,000	Blackstone Private Credit Fund	11/22/24	2.350	30,775,032
26,534,000	Blackstone Private Credit Fund	03/24/25	4.700	26,453,268
25,975,000	Blackstone Private Credit Fund[1]	09/26/27	4.950	25,500,257
10,654,000	Blackstone Secured Lending Fund	01/15/26	3.625	10,414,710
10,000,000	Blue Owl Capital Corp.	03/30/25	4.000	9,953,902
6,028,000	Blue Owl Capital Corp. II1	11/26/24	4.625	6,024,684
13,723,000	Blue Owl Credit Income Corp.	03/21/25	5.500	13,719,352

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	24

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Investment Companies (continued)
$ 18,000,000	Blue Owl Credit Income Corp.	09/23/26	3.125%	$17,148,834
20,015,000	Blue Owl Technology Finance Corp.[1]	12/15/25	4.750	19,664,680
18,375,000	Franklin BSP Capital Corp.[1]	12/15/24	4.850	18,326,544
26,475,000	Franklin BSP Capital Corp.	03/30/26	3.250	25,539,079
18,859,000	FS KKR Capital Corp.	02/01/25	4.125	18,779,808
27,321,000	FS KKR Capital Corp.[1]	02/14/25	4.250	27,194,960
15,940,000	FS KKR Capital Corp.	01/15/26	3.400	15,511,194
33,980,000	Main Street Capital Corp.	07/14/26	3.000	32,442,170
17,345,000	PennantPark Investment Corp.	11/01/26	4.000	16,339,889
				329,875,538
	Leisure Time (0.0%)
1,000,000	Harley-Davidson Financial Services, Inc.[1]	03/10/28	6.500	1,026,387
	Machinery-Constraction & Mining (0.1%)
9,240,000	Caterpillar Financial Services Corp.	10/16/26	4.450	9,247,751
1,000,000	Komatsu Finance America, Inc.[1]	10/06/27	5.499	1,018,577
				10,266,328
	Machinery-Diversified (0.8%)
1,000,000	CNH Industrial Capital LLC	05/23/25	3.950	994,558
10,920,000	CNH Industrial Capital LLC	01/12/29	5.500	11,169,854
27,185,000	CNH Industrial Capital LLC	04/20/29	5.100	27,396,441

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Machinery-Diversified (continued)
$ 27,370,000	John Deere Capital Corp.	07/15/27	4.200%	$27,209,863
1,000,000	John Deere Capital Corp.	03/07/31	4.900	1,005,583
				67,776,299
	Oil & Gas (0.1%)
800,000	Pioneer Natural Resources Co.	03/29/26	5.100	805,997
10,072,000	Woodside Finance, Ltd. (Australia)[1]	09/15/26	3.700	9,835,631
				10,641,628
	Pharmaceuticals (1.5%)
22,745,000	CVS Health Corp.	02/20/26	5.000	22,754,089
1,000,000	CVS Health Corp.	06/01/34	5.700	1,004,647
46,200,000	Eli Lilly & Co.	08/14/27	4.150	46,018,156
22,990,000	Novartis Capital Corp.	09/18/29	3.800	22,298,318
28,191,000	PRA Health Sciences, Inc.[1]	07/15/26	2.875	27,204,738
				119,279,948
	Pipelines (0.2%)
16,986,000	EnLink Midstream Partners LP	06/01/25	4.150	16,885,326
1,000,000	MPLX LP	03/01/26	1.750	960,500
650,000	Williams Cos, Inc.	03/02/26	5.400	654,395
				18,500,221
	Private Equity (0.3%)
23,540,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	06/15/26	3.375	22,727,978
	Real Estate Investment Trusts (1.2%)
9,290,000	American Tower Trust #1[1]	03/15/53	5.490	9,393,795
1,000,000	Boston Properties LP	10/01/26	2.750	958,484
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	26

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Real Estate Investment Trusts (continued)
$ 25,360,000	EF Holdco / EF Cayman Hold / Ellington Finance REIT Cayman / TRS / EF Cayman Non-MTM (Multinational)[1]	04/01/27	5.875%	$24,517,617
1,000,000	Federal Realty OP LP	05/01/28	5.375	1,012,392
14,480,000	Realty Income Corp.	01/13/26	5.050	14,449,742
29,500,000	Rexford Industrial Realty LP	06/15/28	5.000	29,535,180
19,215,000	Scentre Group Trust 1 / Scentre Group Trust 2 (Australia)[1]	01/28/26	3.625	18,891,941
				98,759,151
	Retail (0.3%)
22,320,000	Home Depot, Inc.	06/25/26	5.150	22,596,425
	Semiconductors (0.2%)
16,565,000	ams-OSRAM AG (Austria)[1]	03/30/29	12.250	17,198,297
1,000,000	Foundry JV Holdco LLC[1]	01/25/30	5.900	1,013,558
				18,211,855
	Software (0.0%)
1,000,000	Concentrix Corp.	08/02/26	6.650	1,017,852
	Toys/Games/Hobbies (0.0%)
1,000,000	Hasbro, Inc.	11/19/24	3.000	998,606
	Trucking & Leasing (0.4%)
1,000,000	Penske Truck Leasing Co. LP / PTL Finance Corp.[1]	07/15/25	4.000	992,450
31,000,000	Penske Truck Leasing Co. LP / PTL Finance Corp.[1]	05/01/28	5.550	31,592,566
				32,585,016
	Total Corporate Bonds (Cost $3,599,204,425)			3,592,150,805

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Loan Participations and Assignments (8.5%)
$ 25,259,500	AAdvantage Loyality IP, Ltd. (3-Month CME Term SOFR + 4.750%)[2]	04/20/28	9.629%	$25,966,008
21,263,250	Allen Media LLC (3-Month CME Term SOFR + 5.500%)[2]	02/10/27	10.254	13,807,929
20,415,138	Allspring Buyer LLC (3-Month CME Term SOFR + 3.250%)[2]	11/01/28	8.137	20,392,477
6,570,900	Allspring Buyer LLC (3-Month CME Term SOFR + 4.000%)[2]	11/01/28	8.625	6,565,052
44,783,227	Asplundh Tree Expert LLC (1-Month CME Term SOFR + 1.750%)[2]	09/07/27	6.535	44,770,688
4,399,163	Avantor Funding, Inc. Term B6 (1-Month CME Term SOFR + 2.000%)[2]	11/08/27	6.785	4,419,927
12,301,900	Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.) Term B6 (3-Month CME Term SOFR + 2.000%)[2]	12/20/29	6.604	12,333,885
10,118,084	BCP Renaissance Parent LLC Term B5 (3-Month CME Term SOFR + 3.250%)[2]	10/31/28	7.854	10,118,084
16,701,504	Buckeye Partners LP Term B5 (1-Month CME Term SOFR + 1.750%)[2]	11/01/26	6.435	16,688,978
43,461,575	Charter Communications Operating LLC Term B4 (3-Month CME Term SOFR + 2.000%)[2]	12/07/30	6.593	43,137,786

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	28

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Loan Participations and Assignments (continued)
$ 40,586,990	Clean Harbors, Inc. Term B (1-Month CME Term SOFR + 1.750%)[2]	10/09/28	6.435%	$40,739,191
37,241,359	DaVita, Inc. Term A1 (1-Month CME Term SOFR + 1.750%)[2]	04/28/28	6.535	36,962,048
14,794,875	Delos Aircraft DAC (3-Month CME Term SOFR + 1.750%) (Ireland)[2]	10/31/27	6.354	14,847,692
21,061,809	Eastern Power LLC (1-Month CME Term SOFR + 5.250%)[2]	04/03/28	9.935	21,064,547
30,499,940	Elanco Animal Health, Inc. (1-Month CME Term SOFR + 1.750%)[2]	08/01/27	6.694	30,430,095
840,384	Icon, Plc. (3-Month CME Term SOFR + 2.000%) (Ireland)[2]	07/03/28	6.604	842,569
3,372,995	Icon, Plc. (3-Month CME Term SOFR + 2.000%) (Ireland)[2]	07/03/28	6.604	3,381,765
14,685,789	Iqvia, Inc. Term A2 (3-Month CME Term SOFR + 1.250%)[2]	06/16/27	6.407	14,667,432
30,990,052	Iridium Communications, Inc. Term B4 (1-Month CME Term SOFR + 2.250%)[2]	09/20/30	6.935	30,598,958
32,264,745	Jazz Pharmaceuticals, Inc. Term B2 (1-Month CME Term SOFR + 2.250%) (Ireland)[2]	05/05/28	6.935	32,261,841
14,759,350	Lumen Technologies, Inc. Term A (1-Month CME Term SOFR + 6.000%)[2]	06/01/28	10.685	14,524,824

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	29

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Loan Participations and Assignments (continued)
$ 9,361,649	Lumen Technologies, Inc. Term B1 (1-Month CME Term SOFR + 2.350%)[2]	04/15/29	7.182%	$8,491,016
9,361,649	Lumen Technologies, Inc. Term B2 (1-Month CME Term SOFR + 2.350%)[2]	04/15/30	7.182	8,383,357
22,405,000	Midcontinent Communications (1-Month CME Term SOFR + 2.500%)[2]	08/16/31	7.286	22,489,019
35,681,450	MPH Acquisition Holdings LLC (3-Month CME Term SOFR + 4.250%)[2]	09/01/28	9.569	26,706,495
10,656,450	NRG Energy, Inc. (3-Month CME Term SOFR + 2.000%)[2]	04/16/31	6.605	10,660,926
45,000,000	Relam Amsterdam Holdings BV Term A (Netherlands)[2,4],7	07/10/28	0.000	44,775,000
7,763,205	Setanta Aircraft Leasing DAC (3-Month CME Term SOFR + 1.750%)[2]	11/05/28	6.354	7,789,522
16,557,767	SkyMiles IP, Ltd. (3-Month CME Term SOFR + 3.750%)[2]	10/20/27	8.367	16,857,628
17,051,803	UGI Energy Services LLC (1-Month CME Term SOFR + 2.500%)[2]	02/22/30	7.185	17,045,665
30,215,962	Vistra Operations Co. LLC (fka Tex Operations Co. LLC) (1-Month CME Term SOFR + 2.000%)[2]	12/20/30	6.685	30,229,559
65,965,000	Whirlpool Corp.[2],7	09/23/25	0.000	65,885,842
	Total Loan Participations and Assignments (Cost $710,719,156)			697,835,805

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	30

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (0.4%)
$ 31,000,000	Kentucky Public Energy Authority, Revenue Bonds (SOFR + 1.200%)[2]	08/01/52	4.429%	$31,045,248
	Total Municipal Bonds (Cost $31,000,000)			31,045,248
	Residential Mortgage Backed Securities (0.1%)
2,049,935	RESIMAC Premier 2021-1A (1-Month CME Term SOFR + 0.814%) (Australia)[1,2]	07/10/52	5.638	2,049,022
2,762,772	RMF Buyout Issuance Trust 2021-HB1[1,2,3]	11/25/31	1.259	2,739,539
5,561,317	RMF Proprietary Issuance Trust 2019-1[1,2,3]	10/25/63	2.750	4,878,483
	Total Residential Mortgage Backed Securities (Cost $10,335,677)			9,667,044
	U.S. Government Agency Obligations (4.2%)
300,000,000	Federal Home Loan Bank Discount Notes[6]	11/01/24	0.000	300,000,000
40,500,000	Federal Home Loan Mortgage Corp.	11/12/25	0.600	39,020,039
11,075	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year RFUCCT + 1.795%)[2]	04/01/36	6.746	11,170
11,591	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month RFUCCT + 1.740%)[2]	12/01/36	6.865	11,521

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	31

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	U.S. Government Agency Obligations (continued)
$ 9,557	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year RFUCCT + 1.745%)[2]	01/01/37	5.995%	$9,677
2,082,580	Federal National Mortgage Association (FNMA)	07/01/35	5.000	2,078,573
128,880	Federal National Mortgage Association (FNMA)	11/01/35	5.500	130,800
15,186	Federal National Mortgage Association (FNMA) (1-Year RFUCCT + 1.963%)[2]	07/01/36	7.713	15,686
24,469	Federal National Mortgage Association (FNMA) (1-Year RFUCCT + 1.718%)[2]	09/01/36	7.500	24,947
20,057	Federal National Mortgage Association (FNMA) (1-Year RFUCCT + 1.727%)[2]	01/01/37	6.072	20,349
124,058	Federal National Mortgage Association (FNMA)	08/01/37	5.500	125,956
1,467,142	Federal National Mortgage Association (FNMA)	08/01/37	5.500	1,482,378
611,009	Federal National Mortgage Association (FNMA)	06/01/40	6.500	638,370
2,714	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	4.625	2,700
	Total U.S. Government Agency Obligations (Cost $345,167,052)			343,572,166

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	32

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	U.S. Treasury Bills (20.9%)
$ 340,800,000	U.S. Treasury Bill[6]	11/05/24	0.000%	$340,619,307
318,400,000	U.S. Treasury Bill[6]	11/07/24	0.000	318,139,647
248,500,000	U.S. Treasury Bill[6]	11/12/24	0.000	248,145,588
158,267,000	U.S. Treasury Bill[6]	11/19/24	0.000	157,900,056
57,760,000	U.S. Treasury Bill[6]	12/03/24	0.000	57,554,246
164,767,000	U.S. Treasury Bill[6]	12/05/24	0.000	164,021,386
100,000,000	U.S. Treasury Bill[6]	12/31/24	0.000	99,245,833
161,767,000	U.S. Treasury Bill[6]	01/09/25	0.000	160,382,611
1,000,000	U.S. Treasury Bill6,[8]	01/23/25	0.000	989,773
160,000,000	U.S. Treasury Bill[6]	01/30/25	0.000	158,224,360
4,300,000	U.S. Treasury Bill6,[8]	04/10/25	0.000	4,217,148
	Total U.S. Treasury Bills (Cost $1,709,445,933)			1,709,439,955
	U.S. Treasury Bonds and Notes (0.2%)
5,010,000	U.S. Treasury Note	08/15/27	3.750	4,959,900
13,535,000	U.S. Treasury Note	10/31/28	4.875	13,885,007
	Total U.S. Treasury Bonds and Notes (Cost $19,191,232)			18,844,907
Total Investments (Cost $8,417,340,747)[9]			102.1%	$8,373,986,570
Liabilities in Excess of Cash and Other Assets			(2.1)%	(174,564,104)
Net Assets			100.0%	$8,199,422,466

____________

1       Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2024 was $3,588,904,918 or 43.8% of net assets.

2      Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2024 coupon or interest rate.

3      This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.

4      Security that used significant unobservable inputs to determine fair value.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	33

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.

5      Security is perpetual in nature and has no stated maturity date.

6      Security issued with zero coupon. Income is recognized through accretion of discount.

7      This term loan will settle after October 31, 2024, at which time the interest rate will be determined.

8      All or a portion of this security is held at the broker as collateral for open futures contracts.

9  The aggregate cost of investments and derivatives for federal income tax purposes is $8,426,696,628, the aggregate gross unrealized appreciation is $47,986,238 and the aggregate gross unrealized depreciation is $91,340,455, resulting in net unrealized depreciation of $43,354,217.

Abbreviations:

CME – Chicago Mercantile Exchange.

CMT – Constant Maturity Treasury.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

RFUCCT – Refinitiv USD IBOR Consumer Cash Fallbacks Term.

SOFR – Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	34

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024

Financial Futures Contracts

The following futures contracts were open at October 31, 2024:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	430	December 2024	$89,359,375	$88,556,484	$802,891
U.S. Treasury 5-Year Notes	3,140	December 2024	345,268,888	336,715,938	8,552,950
					$9,355,841

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	35

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	36

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include asset backed securities and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	37

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
Asset Backed Securities	$—	$1,594,938,955	$7,473,684	$1,602,412,639
Commercial Mortgage Backed Securities	—	369,018,001	—	369,018,001
Corporate Bonds	—	3,592,150,805	—	3,592,150,805
Loan Participations and Assignments	—	653,060,805	44,775,000	697,835,805
Municipal Bonds	—	31,045,248	—	31,045,248
Residential Mortgage Backed Securities	—	9,667,044	—	9,667,044
U.S. Government Agency Obligations	—	343,572,166	—	343,572,166
U.S. Treasury Bills	—	1,709,439,955	—	1,709,439,955
U.S. Treasury Bonds and Notes	—	18,844,907	—	18,844,907
Total Investments, at value	$—	$8,321,737,886	$52,248,684	$8,373,986,570
Other Financial Instruments, at value
Financial Futures Contracts	$9,355,841	$—	$—	$9,355,841
Other Financial Instruments, at value	$9,355,841	$—	$—	$9,355,841

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	38

BBH Limited Duration Fund Portfolio of Investments (continued) October 31, 2024

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2024:

	Asset Backed Securities	Loan Participations and Assignments	Total
Balance as of October 31, 2023	$9,289,141	$48,865,000	$58,154,141
Purchases	40,025	44,971,875	45,011,900
Sales/Paydowns	(2,395,609)	(49,030,000)	(51,425,609)
Realized gains/(losses)	—	(839,199)	(839,199)
Change in unrealized appreciation/(depreciation)	540,127	792,866	1,332,993
Amortization	—	14,458	14,458
Transfers from Level 3	—	—	—
Transfers to Level 3	—	—	—
Balance as of October 31, 2024	$7,473,684	$44,775,000	$52,248,684

As of October 31, 2024, $52,248,684 of value of the Level 3 assets in the Fund was based on single quotes from brokers.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	39

BBH Limited Duration Fund Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at value (Cost $8,417,340,747)	$8,373,986,570
Cash	2,131,347
Receivables for:
Interest	43,317,996
Shares sold	6,819,901
Futures variation margin on open contracts	471,803
Interest from Custodian	11,686
Investments sold	143
Prepaid expenses	57,784
Total Assets	8,426,797,230

Liabilities:
Payables for:
Investments purchased	199,672,694
Shares redeemed	24,746,406
Net investment advisory and administrative fees	1,597,517
Dividends declared	936,102
Custody and fund accounting fees	198,094
Professional fees	103,963
Shareholder servicing fees	78,603
Transfer agent fees	6,689
Board of Trustees’ fees	774
Accrued expenses and other liabilities	33,922
Total Liabilities	227,374,764
Net Assets	$8,199,422,466

Net Assets Consist of:
Paid-in capital	$8,247,824,293
Accumulated deficit	(48,401,827)
Net Assets	$8,199,422,466

Net Asset Value and Offering Price Per Share
Class N Shares
($467,527,191 ÷ 44,864,726 shares outstanding)	$10.42
Class I Shares
($7,731,895,275 ÷ 742,361,553 shares outstanding)	$10.42

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	40

BBH Limited Duration Fund Statement of Operations For the year ended October 31, 2024
Net Investment Income:
Income:
Interest income	$376,130,982
Interest income from Custodian	229,996
Other income	3,733,826
Total Income	380,094,804

Expenses:
Investment advisory and administrative fees	18,806,624
Shareholder servicing fees	902,105
Custody and fund accounting fees	565,419
Board of Trustees’ fees	159,762
Professional fees	109,239
Transfer agent fees	77,959
Miscellaneous expenses	428,393
Total Expenses	21,049,501
Investment advisory and administrative fee waiver	(631,656)
Net Expenses	20,417,845
Net Investment Income	359,676,959

Net Realized and Unrealized Gain/(Loss):
Net realized loss on investments in securities	(5,567,246)
Net realized loss on futures contracts	(4,163,625)
Net realized loss on investments in securities and futures contracts	(9,730,871)
Net change in unrealized appreciation/(depreciation) on investments in securities	225,706,467
Net change in unrealized appreciation/(depreciation) on futures contracts	4,285,842
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	229,992,309
Net Realized and Unrealized Gain/(Loss)	220,261,438
Net Increase in Net Assets Resulting from Operations	$579,938,397
The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	41

BBH Limited Duration Fund Statements of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets From:
Operations:
Net investment income	$359,676,959	$312,631,297
Net realized gain/(loss) on investments in securities and futures contracts	(9,730,871)	20,192,220
Net change in unrealized appreciation/ (depreciation) on investments in securities and futures contracts	229,992,309	138,827,140
Net increase in net assets resulting from operations	579,938,397	471,650,657

Dividends and distributions declared:
Class N	(21,989,562)	(18,843,572)
Class I	(340,236,922)	(293,175,046)
Total dividends and distributions declared	(362,226,484)	(312,018,618)

Share transactions:
Proceeds from sales of shares[1]	3,012,526,320	2,363,986,624
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	98,296,342	79,989,422
Cost of shares redeemed[1]	(2,256,604,342)	(3,715,647,694)
Net increase/(decrease) in net assets resulting from share transactions	854,218,320	(1,271,671,648)
Total increase/(decrease) in net assets	1,071,930,233	(1,112,039,609)

Net Assets:
Beginning of year	7,127,492,233	8,239,531,842
End of year	$8,199,422,466	$7,127,492,233

____________

1     Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	42

BBH Limited Duration Fund Financial Highlights Selected per share data and ratios for a Class N share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.11	$9.91	$10.32	$10.23	$10.26
Income from investment operations:
Net investment income[1]	0.50	0.41	0.19	0.15	0.24
Net realized and unrealized gain/(loss)	0.31	0.20	(0.41)	0.09	(0.03)
Total income/(loss) from investment operations	0.81	0.61	(0.22)	0.24	0.21
Dividends and distributions to shareholders:
From net investment income	(0.50)	(0.41)	(0.19)	(0.15)	(0.24)
From net realized gains	(0.00)[2]	—	—	—	—
Total dividends and distributions to shareholders	(0.50)	(0.41)	(0.19)	(0.15)	(0.24)
Net asset value, end of year	$10.42	$10.11	$9.91	$10.32	$10.23
Total return[3]	8.20%	6.24%	(2.12)%	2.38%	2.06%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$468	$440	$490	$656	$461
Ratio of expenses to average net assets before reductions	0.49%	0.49%	0.49%	0.49%	0.49%
Fee waiver[4]	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Ratio of expenses to average net assets after reductions	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	4.84%	4.06%	1.87%	1.48%	2.32%
Portfolio turnover rate	40%	22%	46%	34%	51%

____________

1       Calculated using average shares outstanding for the year.

2      Less than $0.01.

3      Assumes the reinvestment of distributions.

4      The ratio of expenses to average net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, reflects fees reduced as result of a contractual operating expense limitation of the share class to 0.35%. The agreement is effective through March 1, 2025 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2024, 2023, 2022, 2021 and 2020, the waived fees were $631,656, $665,947, $797,646, $746,522 and $595,975, respectively.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	43

BBH Limited Duration Fund Financial Highlights (continued) Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.11	$9.90	$10.32	$10.23	$10.25
Income from investment operations:
Net investment income[1]	0.51	0.41	0.19	0.16	0.24
Net realized and unrealized gain/(loss)	0.31	0.22	(0.41)	0.09	(0.02)
Total income/(loss) from investment operations	0.82	0.63	(0.22)	0.25	0.22
Dividends and distributions to shareholders:
From net investment income	(0.51)	(0.42)	(0.20)	(0.16)	(0.24)
From net realized gains	(0.00)[2]	—	—	—	—
Total dividends and distributions to shareholders	(0.51)	(0.42)	(0.20)	(0.16)	(0.24)
Net asset value, end of year	$10.42	$10.11	$9.90	$10.32	$10.23
Total return[3]	8.28%	6.43%	(2.14)%	2.46%	2.24%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$7,732	$6,688	$7,749	$11,442	$7,610
Ratio of expenses to average net assets	0.27%	0.28%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	4.92%	4.13%	1.92%	1.55%	2.40%
Portfolio turnover rate	40%	22%	46%	34%	51%

____________

1     Calculated using average shares outstanding for the year.

2    Less than $0.01.

3    Assumes the reinvestment of distributions.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	44

BBH Limited Duration Fund Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2024, there were seven series of the Trust. The Fund commenced operation on December 22, 2000 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.  Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices

Financial Statements October 31, 2024 © Brown Brothers Harriman	45

BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024 provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B.   Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

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BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024

C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.   Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2024, are listed in the Portfolio of Investments.

For the year ended October 31, 2024, the average monthly notional amount of open futures contracts was $369,463,441. The range of monthly notional amounts was $312,467,247 to $434,628,263.

Financial Statements October 31, 2024 © Brown Brothers Harriman	47

BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024

Fair Values of Derivative Instruments as of October 31, 2024

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/ (depreciation) on futures contracts	$9,355,841	*	Net unrealized appreciation/ (depreciation) on futures contracts	$—
Total		$9,355,841			$—

–––––––––––––

*   Includes cumulative appreciation/(depreciation) of futures contracts reported under line item “Futures variation margin on open contracts” in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations
Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$(4,163,625)

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$4,285,842

E.   Private Placement Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A or the requirements stated in Regulation D of the 1933 Act (”Private Placement Securities”). A Private Placement Security may be considered illiquid and therefore, under the U.S. Securities and Exchange Commission (“SEC”) Regulations for open-end investment companies, subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Private Placement Securities

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BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024 has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Private Placement Securities and all investments in Private Placement Securities will be carefully monitored. Information regarding Private Placement Securities is included at the end of the Portfolio of Investments.

F.   Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year Secured Overnight Financing Rate (“SOFR”).

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.  Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and

Financial Statements October 31, 2024 © Brown Brothers Harriman	49

BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024 net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.  Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $21,989,562 and $340,236,922 to Class N and Class I shareholders, respectively, during the year ended October 31, 2024, and in the amount of $18,843,572 and $293,175,046 to Class N and Class I shareholders, respectively, during the year ended October 31, 2023.

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BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2024:	$362,226,484	$—	$362,226,484	$—	$362,226,484
2023:	312,018,618	—	312,018,618	—	312,018,618

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$1,220,586	$—	$(5,332,094)	$(10,291,983)	$(33,998,336)	$(48,401,827)
2023:	3,809,972	—	—	(5,933,067)	(263,990,645)	(266,113,740)

The Fund had $5,332,094 net capital loss carryforwards as of October 31, 2024, of which $0 and $5,332,094, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

Financial Statements October 31, 2024 © Brown Brothers Harriman	51

BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024

I.    Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  Fees and Other Transactions with Affiliates.

A.  Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1 billion of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2024, the Fund incurred $18,806,624 for services under the Agreement.

B.   Expense Waivers and Reimbursements. Effective June 14, 2018 the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class N to 0.35%. The agreement will terminate on March 1, 2025, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2024, the Investment Adviser waived fees in the amount of $631,656 for Class N.

C.  Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2024, Class N shares of the Fund incurred $902,105 in shareholder servicing fees.

D.   Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash

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BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024 and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For the year ended October 31, 2024, the Fund incurred $565,419 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2024 was $229,996. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2024 was $1,558. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.   Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $159,762 in independent Trustee compensation and expense reimbursements.

F.   Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.  Investment Transactions. For the year ended October 31, 2024, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,507,338,143 and $3,202,484,173, respectively.

Financial Statements October 31, 2024 © Brown Brothers Harriman	53

BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024

5.  Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	15,041,290	$155,154,243	16,648,681	$167,017,042
Shares issued in connection with reinvestments of dividends	2,065,950	21,340,135	1,811,474	18,214,422
Shares redeemed	(15,713,114)	(162,006,611)	(24,481,906)	(245,721,231)
Net increase/(decrease)	1,394,126	$14,487,767	(6,021,751)	$(60,489,767)

Class I
Shares sold	276,339,520	$2,857,372,077	218,901,381	$2,196,969,582
Shares issued in connection with reinvestments of dividends	7,450,789	76,956,207	6,146,307	61,775,000
Shares redeemed	(203,149,862)	(2,094,597,731)	(345,987,715)	(3,469,926,463)
Net increase/(decrease)	80,640,447	$839,730,553	(120,940,027)	$(1,211,181,881)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2024 and October 31, 2023. Specifically:

During the year ended October 31, 2024, 1,918,481 shares of Class N were exchanged for 1,920,186 shares of Class I valued at $19,799,824 and 40,187 shares of Class I were exchanged for 40,157 shares of Class N valued at $415,631.

During the year ended October 31, 2023, 489,572 shares of Class N were exchanged for 489,939 shares of Class I valued at $4,904,794 and 143,112 shares of Class I were exchanged for 142,972 shares of Class N valued at $1,438,063.

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BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024

6.   Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid investment risk), or certain risks associated with investing in non-U.S. securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). The Fund may invest in securities of other investment companies, consisting of ETFs and money market funds. When purchasing shares of other investment companies, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The Fund is subject to the risks associated with the investment company’s investments (investment company risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund may use of derivatives that could create risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase

Financial Statements October 31, 2024 © Brown Brothers Harriman	55

BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024 agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations and assignments, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S, Regulation D and Rule 144A which have not been registered with SEC. These securities may be subject to contractual restrictions which prohibit or limit their resale (private placement risk). The Fund may invest in convertible securities which may perform in a similar manner to a regular debt security and are subject to variety of risks, including investment risk, market risk, issuer risk and interest rate risk (convertible securities risk). The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities (preferred securities risk). The Fund may also invest in notes issued by Business Development Companies (“BDCs”). These notes are

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BBH Limited Duration Fund Notes to Financial Statements (continued) October 31, 2024 subject to risks similar to those of other issuers and those of investment companies (business development company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.   Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	57

BBH Limited Duration Fund Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

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BBH Limited Duration Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Financial Statements October 31, 2024 © Brown Brothers Harriman	59

BBH Limited Duration Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

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BBH Limited Duration Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH

Financial Statements October 31, 2024 © Brown Brothers Harriman	61

BBH Limited Duration Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts

© Brown Brothers Harriman	62

BBH Limited Duration Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

Financial Statements October 31, 2024 © Brown Brothers Harriman	63

BBH Limited Duration Fund Additional Federal Tax Information October 31, 2024 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2024 was 82.00%. In January 2025, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2024. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

© Brown Brothers Harriman	64

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s website at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Annual Financial Statements October 31, 2024 BBH Income Fund

BBH Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH Income Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Income Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also

© Brown Brothers Harriman	2

BBH Income Fund Report of Independent Registered Public Accounting Firm (continued)

included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH Income Fund Portfolio Allocation October 31, 2024

Breakdown by Security Type

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$268,405,605	21.3%
Commercial Mortgage Backed Securities	83,052,188	6.6
Corporate Bonds	511,176,608	40.5
Loan Participations and Assignments	157,659,654	12.5
Municipal Bonds	1,165,163	0.1
Preferred Securities	31,105,298	2.5
Residential Mortgage Backed Securities	248,213	0.0
U.S. Treasury Bills	21,252,595	1.7
U.S. Treasury Bonds and Notes	183,722,158	14.5
Cash and Other Assets in Excess of Liabilities	4,194,334	0.3
Net Assets	$1,261,981,816	100.0%

All data as of October 31, 2024. The BBH Income Fund’s (the “Fund”) breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH Income Fund Portfolio of Investments October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (21.3%)
$ 3,828,753	ABPCI Direct Lending Fund ABS I, Ltd. 2020-1A1	12/29/30	3.199%	$3,702,646
2,166,601	ABPCI Direct Lending Fund ABS II LLC 2022-2A1	03/01/32	4.987	2,009,042
2,630,000	Adams Outdoor Advertising LP 2023-1[1]	07/15/53	6.967	2,739,102
3,250,000	Aligned Data Centers Issuer LLC 2023-1A1	08/17/48	6.000	3,292,205
4,320,000	Alp CFO LP 2024-1A (Cayman Islands)[1,2]	10/15/36	7.371	4,320,000
4,320,000	Alp CFO LP 2024-1A (Cayman Islands)[1,2]	10/15/36	10.036	4,320,000
1,480,000	Ares PBN Finance Co. LLC[1,2]	10/15/36	6.000	1,439,448
5,200,000	Avis Budget Rental Car Funding AESOP LLC 2023-4A1	06/20/29	5.490	5,283,342
397,644	BHG Securitization Trust 2022-A1	02/20/35	1.710	395,487
4,165,000	BHG Securitization Trust 2023-A1	04/17/36	6.350	4,213,935
4,481,440	Business Jet Securities LLC 2024-1A1	05/15/39	6.197	4,532,411
5,670,313	Capital Automotive REIT 2024-2A1	05/15/54	5.250	5,622,179
3,403,281	CARS-DB7 LP 2023-1A1	09/15/53	6.500	3,455,890
1,025,375	CF Hippolyta Issuer LLC 2020-1[1]	07/15/60	2.280	986,159
2,374,427	CF Hippolyta Issuer LLC 2022-1A1	08/15/62	5.970	2,370,588
8,990,000	Cogent Ipv4 LLC 2024-1A1	05/25/54	7.924	9,228,431
2,330,000	Credit Acceptance Auto Loan Trust 2023-1A1	07/15/33	7.710	2,419,160
5,860,000	Credit Acceptance Auto Loan Trust 2024-3A1	11/15/34	4.850	5,757,789
3,070,000	DataBank Issuer 2023-1A1	02/25/53	5.116	3,000,269
The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 2,850,000	DigitalBridge Issuer LLC 2021-1A1	09/25/51	3.933%	$2,568,160
4,630,000	Dryden 115 CLO, Ltd. 2024-115A (3-Month CME Term SOFR + 2.000%) (Jersey)[1,2]	04/18/37	6.632	4,662,031
4,478,438	Edgeconnex Data Centers Issuer LLC 2024-1[1]	07/27/54	6.000	4,459,115
253,437	Elm Trust 2020-3A1	08/20/29	2.954	247,647
854,660	Elm Trust 2020-4A1	10/20/29	2.286	833,557
4,460,000	Flexential Issuer 2021-1A1	11/27/51	3.250	4,198,259
452,188	FNA LLC 2019-1[1,2,3,4]	12/10/31	3.000	427,318
3,340,000	Ford Credit Auto Owner Trust 2024-1[1,3]	08/15/36	4.870	3,363,757
992,810	Global SC Finance VII Srl 2020-1A (Barbados)[1]	10/17/40	2.170	932,323
942,987	Global SC Finance VII Srl 2020-2A (Barbados)[1]	11/19/40	2.260	885,782
3,321,513	Golub Capital Partners ABS Funding, Ltd. 2021-1A (Cayman Islands)[1]	04/20/29	2.773	3,235,965
6,810,000	Hartwick Park CLO, Ltd. 2023-1A (3-Month CME Term SOFR + 2.250%) (Jersey)[1,3]	01/21/36	6.867	6,826,046
8,300,000	Hertz Vehicle Financing III LLC 2024-2A1	01/27/31	5.480	8,329,883
2,980,000	HPEFS Equipment Trust 2023-1A1	04/20/28	5.730	2,999,713
2,540,000	Lendmark Funding Trust 2023-1A1	05/20/33	5.590	2,547,568
430,809	LIAS Administration Fee Issuer LLC 2018-1A1	07/25/48	5.956	406,061
4,340,000	Madison Park Funding LXVII, Ltd. 2024-67A (3-Month CME Term SOFR + 2.050%) (Cayman Islands)[1,3]	04/25/37	6.676	4,380,514

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 3,060,000	Madison Park Funding XLVII, Ltd. 2020-47A (3-Month CME Term SOFR + 1.950%) (Cayman Islands)[1,3]	04/19/37	6.567%	$3,087,143
14,049	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	14,023
2,690,000	Mariner Finance issuance Trust 2024-BA1	11/20/38	5.330	2,672,306
1,735,000	Mariner Finance issuance Trust 2024-BA1	11/20/38	5.730	1,721,898
1,840,000	MCF CLO 10, Ltd. 2023-1A (3-Month CME Term SOFR + 4.200%)[1,3]	04/15/35	8.856	1,864,081
905,732	Monroe Capital ABS Funding, Ltd. 2021-1A (Cayman Islands)[1]	04/22/31	2.815	874,752
1,723,365	Monroe Capital Income Plus ABS Funding LLC 2022-1A1	04/30/32	5.150	1,588,528
4,870,000	Monroe Capital Mml CLO XVI Ltd. 2024-1A (3-Month CME Term SOFR + 2.100%) (Jersey)[1,3]	07/23/36	7.055	4,891,223
2,465,000	Navistar Financial Dealer Note Master Owner Trust II 2023-1[1]	08/25/28	6.180	2,491,322
2,657,006	Neuberger Berman Loan Advisers CLO 40, Ltd. 2021-40A (3-Month CME Term SOFR + 1.322%) (Cayman Islands)[1,3]	04/16/33	5.969	2,661,834
2,896,569	Newtek Small Business Loan Trust 2023-1 (U.S. Prime Rate-0.500%)[1,3]	07/25/50	7.500	2,884,192
3,550,000	NextGear Floorplan Master Owner Trust 2022-1A1	03/15/27	2.800	3,519,711
5,440,000	NextGear Floorplan Master Owner Trust 2023-1A1	03/15/28	5.740	5,509,351

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 1,660,000	NFAS2 LLC 2022-1[1]	09/15/28	6.860%	$1,672,516
3,960,000	Niagara Park CLO, Ltd. 2019-1A (3-Month CME Term SOFR + 1.262%) (Cayman Islands)[1,3]	07/17/32	5.909	3,967,199
4,500,000	Octagon 71, Ltd. 2024-1A (3-Month CME Term SOFR + 2.050%) (Cayman Islands)[1,3]	04/18/37	6.682	4,542,899
4,600,000	OnDeck Asset Securitization Trust IV LLC 2024-2A1	10/17/31	4.980	4,523,951
2,930,000	OneMain Financial Issuance Trust 2022-S1[1]	05/14/35	4.130	2,905,379
6,610,000	OneMain Financial Issuance Trust 2023-2A1	09/15/36	6.170	6,800,719
5,630,000	Oportun Issuance Trust 2021-C1	10/08/31	2.180	5,450,384
598,248	Oxford Finance Funding LLC 2020-1A1	02/15/28	3.101	594,236
2,320,000	PennantPark CLO VII LLC 2023-7A (3-Month CME Term SOFR + 4.050%)[1,3]	07/20/35	8.667	2,364,938
10,130,000	PFS Financing Corp. 2024-F1	08/15/29	4.750	10,105,239
241,040	ReadyCap Lending Small Business Loan Trust 2019-2 (U.S. Prime Rate-0.500%)[1,3]	12/27/44	7.500	240,568
5,150,000	Regional Management Issuance Trust 2022-1[1]	03/15/32	3.070	5,053,973
5,510,000	Regional Management Issuance Trust 2024-1[1]	07/15/36	5.830	5,611,262
7,830,000	Republic Finance Issuance Trust 2024-A1	08/20/32	5.910	7,870,281
5,240,000	Retained Vantage Data Centers Issuer LLC 2023-1A1	09/15/48	5.000	5,153,007
2,130,000	Sabey Data Center Issuer LLC 2020-1[1]	04/20/45	3.812	2,113,035

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (continued)
$ 1,795,000	Sabey Data Center Issuer LLC 2023-1[1]	04/20/48	6.250%	$1,812,875
2,240,000	Santander Drive Auto Receivables Trust 2023-5	02/18/31	6.430	2,308,059
6,250,000	Sotheby’s Artfi Master Trust 2024-1A1	12/22/31	6.430	6,318,506
2,310,000	Southwick Park CLO LLC 2019-4A (3-Month CME Term SOFR + 1.322%) (Cayman Islands)[1,3]	07/20/32	5.939	2,316,638
1,150,000	Stack Infrastructure Issuer LLC 2023-1A1	03/25/48	5.900	1,157,239
3,520,000	Stack Infrastructure Issuer LLC 2023-3A1	10/25/48	5.900	3,548,833
1,040,072	Textainer Marine Containers VII, Ltd. 2020-1A (China)[1]	08/21/45	2.730	987,835
4,317,735	Thrust Engine Leasing DAC 2021-1A1	07/15/40	4.163	4,076,987
2,620,000	TierPoint Issuer LLC 2023-1A1	06/25/53	6.000	2,626,379
4,480,000	Trafigura Securitisation Finance, Plc 2024-1A (Ireland)[1]	11/15/27	5.980	4,476,581
3,350,000	Vantage Data Centers Issuer LLC 2023-1A1	03/16/48	6.316	3,382,387
4,773,020	VC 3 LS LP 2021-B1,2	10/15/41	4.750	3,921,513
1,351,945	VCP RRL ABS I, Ltd. 2021-1A1	10/20/31	2.152	1,284,251
4,830,000	Westlake Automobile Receivables Trust 2023-2A1	03/15/28	6.290	4,891,245
2,055,274	Willis Engine Structured Trust VII 2023-A1	10/15/48	8.000	2,154,545
	Total Asset Backed Securities (Cost $268,402,700)			268,405,605

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Commercial Mortgage Backed Securities (6.6%)
$ 4,750,000	Atrium Hotel Portfolio Trust 2024-ATRM[1,3,4]	11/10/29	6.090%	$4,742,635
3,040,000	BFLD Mortgage Trust 2024-WRHS (1-Month CME Term SOFR + 1.492%)[1,3]	08/15/26	6.296	3,040,950
1,390,000	BPR Trust 2022-OANA (1-Month CME Term SOFR + 2.697%)[1,3]	04/15/37	7.501	1,393,475
5,070,000	BX 2024-PALM (1-Month CME Term SOFR + 1.541%)[1,2]	06/15/37	6.345	5,070,000
4,740,000	BX Commercial Mortgage Trust 2022-CSMO (1-Month CME Term SOFR + 3.889%)[1,3]	06/15/27	8.692	4,763,700
591,872	BXMT, Ltd. 2020-FL2 (1-Month CME Term SOFR + 1.014%) (Cayman Islands)[1,3]	02/15/38	5.795	582,994
1,250,000	BXMT, Ltd. 2020-FL3 (1-Month CME Term SOFR + 2.664%) (Cayman Islands)[1,3]	11/15/37	7.445	1,112,318
786,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month CME Term SOFR + 4.114%)[1,3]	11/15/31	8.279	563,260
2,870,000	Citigroup Commercial Mortgage Trust 2023-PRM3[1,3,4]	07/10/28	6.360	2,925,199
4,590,000	Commercial Mortgage Pass Through Certificate[1]	07/12/28	6.891	4,767,186
2,460,000	DC Commercial Mortgage Trust 2023-DC1	09/12/40	6.804	2,539,405
7,330,000	DK Trust 2024-SPBX (1-Month CME Term SOFR + 1.750%)[1,3]	03/15/34	6.554	7,327,709

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Commercial Mortgage Backed Securities (continued)
$ 7,660,000	Freddie Mac Multifamily Structured Pass Through Certificates 2023-K753[1,2,6]	11/25/60	0.000%	$4,082,780
26,240,000	Freddie Mac Multifamily Structured Pass Through Certificates 2023-K753[1]	11/25/60	0.100	115,060
126,891,264	Freddie Mac Multifamily Structured Pass Through Certificates 2023-K753[1]	11/25/60	0.100	537,981
7,660,000	Freddie Mac Multifamily Structured Pass Through Certificates K753[2,3]	12/25/30	5.037	1,816,515
4,965,000	FREMF Mortgage Trust 2024-K516[1,3,4]	01/25/29	5.925	4,296,845
4,675,000	FREMF Mortgage Trust 2024-K522[1,3,4]	05/25/29	5.601	4,118,280
6,570,000	FREMF Mortgage Trust 2024-K757[1,6]	10/25/61	0.000	3,511,748
25,440,000	FREMF Mortgage Trust 2024-K757[1]	10/25/61	0.100	127,434
105,880,000	FREMF Mortgage Trust 2024-K757[1]	10/25/61	0.100	515,604
1,000,000	Hudsons Bay Simon JV Trust 2015-HB10[1,3,4]	08/05/34	5.629	843,865
3,150,000	INTOWN Mortgage Trust 2022-STAY (1-Month CME Term SOFR + 4.134%)[1,3]	08/15/39	8.938	3,153,938
240,000	JPMBB Commercial Mortgage Securities Trust 2014-C24[1,3,4]	11/15/47	4.047	181,433

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Commercial Mortgage Backed Securities (continued)
$ 5,240,000	MED Commercial Mortgage Trust 2024-MOB (1-Month CME Term SOFR + 1.592%)[1,3]	05/15/41	6.395%	$5,223,625
5,860,000	MTN Commercial Mortgage Trust 2022-LPFL (1-Month CME Term SOFR + 1.896%)[1,3]	03/15/39	6.706	5,827,038
1,055,795	NADG NNN Operating LP 2019-1[1]	12/28/49	3.368	1,042,740
1,715,271	Ready Capital Mortgage Financing LLC 2021-FL7 (1-Month CME Term SOFR + 1.314%)[1,3]	11/25/36	6.052	1,706,848
2,700,000	SCOTT Trust 2023-SFS[1]	03/10/40	5.910	2,742,070
2,270,000	SPGN Mortgage Trust 2022-TFLM (1-Month CME Term SOFR + 2.650%)[1,3]	02/15/39	7.454	2,208,994
1,310,000	SPGN Mortgage Trust 2022-TFLM (1-Month CME Term SOFR + 3.500%)[1,3]	02/15/39	8.304	1,274,794
890,000	STWD, Ltd. 2019-FL1 (1-Month CME Term SOFR + 1.714%) (Cayman Islands)[1,3]	07/15/38	6.518	886,928
9,507	UBS-BAMLL Trust 2012-WRM[1]	06/10/30	3.663	8,837
	Total Commercial Mortgage Backed Securities (Cost $83,259,769)			83,052,188

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (40.5%)
	Aerospace/Defense (0.2%)
$ 2,220,000	BAE Systems, Plc. (United Kingdom)[1]	04/15/30	3.400%	$2,056,816

	Agriculture (0.6%)
5,480,000	Bunge Ltd. Finance Corp.	09/17/29	4.200	5,336,315
1,890,000	Cargill, Inc.[1]	10/11/32	5.125	1,925,327
				7,261,642

	Auto Manufacturers (1.0%)
3,930,000	Ford Motor Credit Co. LLC	11/05/26	5.125	3,912,861
4,830,000	Hyundai Capital America[1]	06/24/27	5.275	4,875,597
3,835,000	Volkswagen Group of America Finance LLC[1]	08/15/27	4.850	3,803,583
				12,592,041

	Banks (8.1%)
2,790,000	ASB Bank, Ltd. (5-Year CMT Index + 2.250%) (New Zealand)[1,3]	06/17/32	5.284	2,777,682
4,600,000	Banco Santander S.A. (1-Year CMT Index + 1.250%) (Spain)[3]	03/14/28	5.552	4,648,682
1,635,000	Bank Leumi Le-Israel BM (Israel)[1]	07/27/27	5.125	1,628,010
5,910,000	Bank of America Corp. (5-Year CMT Index + 2.760%)[3,5]		4.375	5,692,522
3,035,000	Bank of New Zealand (New Zealand)[1]	02/07/28	4.846	3,042,155
3,095,000	Bank of Nova Scotia (Canada)	03/11/27	2.951	2,980,456
3,485,000	Canadian Imperial Bank of Commerce (Canada)	10/03/28	5.986	3,639,359
2,665,000	Comerica Bank	07/27/25	4.000	2,638,335
2,920,000	Comerica Bank (SOFR + 2.610%)[3]	08/25/33	5.332	2,754,583
6,240,000	Fifth Third Bancorp (SOFR + 2.192%)[3]	10/27/28	6.361	6,470,791
165,000	Fifth Third Bancorp (SOFR + 2.127%)[3]	07/28/30	4.772	162,424

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Banks (continued)
$ 2,140,000	HSBC Holdings, Plc (SOFR + 3.350%) (United Kingdom)[3]	11/03/28	7.390%	$2,279,754
1,140,000	HSBC Holdings, Plc (SOFR + 2.387%) (United Kingdom)[3]	06/04/31	2.848	1,010,777
3,285,000	HSBC Holdings, Plc (SOFR + 2.390%) (United Kingdom)[3]	03/09/34	6.254	3,480,818
6,256,000	Huntington Bancshares, Inc. (SOFR + 1.970%)[3]	08/04/28	4.443	6,182,562
3,720,000	JPMorgan Chase & Co. (SOFR + 0.930%)[3]	07/22/28	4.979	3,737,749
2,160,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.700%) (United Kingdom)[3]	03/06/29	5.871	2,214,976
2,025,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 3.750%) (United Kingdom)[3]	11/15/33	7.953	2,297,300
2,000,000	Morgan Stanley (SOFR + 1.610%)[3]	04/20/28	4.210	1,975,157
2,055,000	Morgan Stanley (SOFR + 2.560%)[3]	10/18/33	6.342	2,211,680
2,810,000	National Australia Bank, Ltd. (Australia)[1]	01/12/33	6.429	2,996,350
2,445,000	NatWest Group, Plc (1-Year CMT Index + 2.850%) (United Kingdom)[3]	11/10/26	7.472	2,503,332
5,175,000	NatWest Group, Plc (SOFR + 1.300%) (United Kingdom)[3]	11/15/28	6.367	5,216,056
1,780,000	NatWest Group, Plc (1-Year CMT Index + 2.100%) (United Kingdom)[3]	03/02/34	6.016	1,860,867
2,360,000	Santander Holdings USA, Inc. (SOFR + 2.356%)[3]	03/09/29	6.499	2,432,238
3,070,000	Skandinaviska Enskilda Banken AB (Sweden)[1]	03/05/29	5.375	3,121,432

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	14

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Banks (continued)
$ 1,620,000	Truist Financial Corp. (SOFR + 2.446%)[3]	10/30/29	7.161%	$1,736,640
4,445,000	Truist Financial Corp. (SOFR + 1.620%)[3]	01/24/30	5.435	4,498,323
1,525,000	UBS Group AG (1-Year CMT Index + 1.750%) (Switzerland)[1,3]	05/12/28	4.751	1,517,090
4,025,000	UBS Group AG (1-Year CMT Index + 2.200%) (Switzerland)[1,3]	01/12/34	5.959	4,191,853
6,100,000	US Bancorp (5-Year CMT Index + 2.541%)[3,5]		3.700	5,717,271
1,245,000	Wells Fargo & Co. (SOFR + 2.000%)[3]	04/30/26	2.188	1,227,044
1,165,000	Wells Fargo & Co. (SOFR + 2.100%)[3]	06/02/28	2.393	1,095,700
3,020,000	Wells Fargo & Co. (SOFR + 1.500%)[3]	03/02/33	3.350	2,683,378
				102,623,346

	Beverages (0.2%)
3,170,000	Keurig Dr Pepper, Inc.	03/15/29	5.050	3,203,350

	Commercial Services (0.3%)
3,670,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.[1]	01/15/30	8.250	3,749,349

	Diversified Financial Services (3.4%)
4,365,000	Ally Financial, Inc. (SOFR + 2.820%)[3]	01/03/30	6.848	4,536,756
1,265,000	American Express Co.	03/04/27	2.550	1,208,040
1,250,000	American Express Co. (SOFR + 2.255%)[3]	05/26/33	4.989	1,234,837

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Diversified Financial Services (continued)
$ 925,000	Avolon Holdings Funding, Ltd. (Ireland)[1]	01/15/26	5.500%	$925,882
5,705,000	Bread Financial Holdings, Inc.[1]	03/15/29	9.750	6,025,838
2,338,000	Brightsphere Investment Group, Inc.	07/27/26	4.800	2,287,494
2,345,000	Capital One Financial Corp.	05/11/27	3.650	2,287,190
1,630,000	Capital One Financial Corp. (SOFR + 3.070%)[3]	10/30/31	7.624	1,811,313
4,125,000	Credit Acceptance Corp.[1]	12/15/28	9.250	4,364,899
2,485,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance[1]	02/15/26	3.875	2,408,413
2,550,000	GCM Grosvenor Diversified Alternatives Issuer LLC[1,2]	11/15/41	6.000	2,095,590
7,300,000	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.[1]	02/01/27	6.375	7,190,973
4,620,000	Sculptor Alternative Solutions LLC[1,2]	05/15/37	6.000	4,049,430
2,655,000	Strategic Credit Opportunities Partners LLC	04/01/26	4.250	2,566,010
				42,992,665

	Electric (1.8%)
4,160,000	Alexander Funding Trust II1	07/31/28	7.467	4,406,158
2,100,000	Duke Energy Florida LLC	11/15/52	5.950	2,217,173
5,065,000	Edison International (5-Year CMT Index + 4.698%)[3,5]		5.375	5,014,568
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	16

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Electric (continued)
$ 3,375,000	Florida Power & Light Co.	05/15/33	4.800%	$3,333,123
3,500,000	Oncor Electric Delivery Co. LLC	05/15/28	4.300	3,472,346
4,420,000	Southern California Edison Co.	09/06/26	4.400	4,405,255
				22,848,623

	Energy-Alternate Sources (0.7%)
4,455,000	NextEra Energy Partners LP1,6	11/15/25	0.000	4,152,060
4,500,000	NextEra Energy Partners LP1	06/15/26	2.500	4,214,439
				8,366,499

	Food (0.6%)
4,765,000	Nestle Capital Corp.[1]	03/12/31	4.750	4,768,535
2,985,000	Tyson Foods, Inc.	03/15/34	5.700	3,042,514
				7,811,049

	Gas (0.4%)
4,650,000	Southern California Gas Co.	09/01/34	5.050	4,638,224

	Healthcare-Services (0.6%)
3,260,000	Providence St Joseph Health Obligated Group	10/01/33	5.403	3,283,494
4,210,000	Roche Holdings, Inc.[1]	03/08/31	4.909	4,254,115
				7,537,609

	Insurance (11.2%)
4,175,000	Aegon, Ltd. (6-Month CME Term SOFR + 3.540%) (Netherlands)[3]	04/11/48	5.500	4,129,508
2,940,000	American Coastal Insurance Corp.	12/15/27	7.250	2,793,000

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Insurance (continued)
$ 2,780,000	American National Group, Inc.	10/01/29	5.750%	$2,787,024
2,880,000	Ascot Group, Ltd. (Bermuda)[1]	12/15/30	4.250	2,494,015
4,360,000	Athene Global Funding[1]	01/09/29	5.583	4,422,562
4,040,000	Athene Global Funding[1]	10/08/29	4.721	3,966,480
2,790,000	Athene Holding, Ltd.	02/01/33	6.650	3,002,018
5,715,000	AXIS Specialty Finance LLC (5-Year CMT Index + 3.186%)[3]	01/15/40	4.900	5,432,397
2,920,000	Corebridge Financial, Inc. (5-Year CMT Index + 3.846%)[3]	12/15/52	6.875	2,988,803
3,175,000	Corebridge Global Funding[1]	09/19/28	5.900	3,278,582
4,210,000	Doctors Co. An Interinsurance Exchange[1]	01/18/32	4.500	3,544,581
10,555,000	Enstar Finance LLC (5-Year CMT Index + 5.468%)[3]	09/01/40	5.750	10,375,193
5,647,000	Enstar Finance LLC (5-Year CMT Index + 4.006%)[3]	01/15/42	5.500	5,294,045
5,540,000	F&G Annuities & Life, Inc.	01/13/28	7.400	5,759,384
4,110,000	F&G Global Funding[1]	06/10/27	5.875	4,173,020
4,765,000	Fidelis Insurance Holdings, Ltd. (5-Year CMT Index + 6.323%) (United Kingdom)[1,3]	04/01/41	6.625	4,689,763
6,260,000	GA Global Funding Trust[1]	09/23/27	4.400	6,167,672
3,485,000	Global Atlantic Finance Co.[1]	06/15/33	7.950	3,891,119
1,975,000	Global Atlantic Finance Co. (5-Year CMT Index + 3.608%)[1,3]	10/15/54	7.950	2,049,246
6,815,000	Guardian Life Global Funding[1]	09/26/29	4.179	6,646,500

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	18

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Insurance (continued)
$ 1,690,000	Metropolitan Life Global Funding I1	03/21/29	3.300%	$1,597,968
2,280,000	Metropolitan Life Global Funding I1	03/28/33	5.150	2,290,645
3,580,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (5-Year CMT Index + 3.982%) (Germany)[1,3]	05/23/42	5.875	3,666,743
5,090,000	Northwestern Mutual Global Funding[1]	03/25/27	5.070	5,160,337
3,708,000	PartnerRe Finance B LLC (5-Year CMT Index + 3.815%)[3]	10/01/50	4.500	3,390,935
4,365,000	Protective Life Global Funding[1]	01/12/27	4.992	4,392,722
6,115,000	Protective Life Global Funding[1]	09/13/27	4.335	6,059,954
5,720,000	RenaissanceRe Holdings, Ltd. (Bermuda)	06/05/33	5.750	5,806,415
3,460,000	RGA Global Funding[1]	01/11/31	5.500	3,528,967
3,735,000	SiriusPoint, Ltd. (Sweden)	04/05/29	7.000	3,836,548
3,125,000	Stewart Information Services Corp.	11/15/31	3.600	2,695,948
4,830,000	Swiss Re Finance Luxembourg S.A. (5-Year CMT Index + 3.582%) (Luxembourg)[1,3]	04/02/49	5.000	4,806,188
6,280,000	Universal Insurance Holdings, Inc.	11/30/26	5.625	6,090,862
				141,209,144

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Investment Companies (5.3%)
$ 5,100,000	BlackRock TCP Capital Corp.	05/30/29	6.950%	$5,127,787
4,320,000	Blackstone Private Credit Fund[1]	09/26/27	4.950	4,241,044
317,000	Blue Owl Capital Corp. II1	11/26/24	4.625	316,826
5,990,000	Blue Owl Credit Income Corp.[1]	03/15/30	5.800	5,814,423
2,560,000	Blue Owl Technology Finance Corp.[1]	06/30/25	6.750	2,563,472
2,490,000	Capital Southwest Corp.	01/31/26	4.500	2,402,850
1,635,000	CION Investment Corp.	02/11/26	4.500	1,590,791
5,725,000	Fairfax India Holdings Corp. (Canada)[1]	02/26/28	5.000	5,311,884
2,930,000	Franklin BSP Capital Corp.[1]	12/15/24	4.850	2,922,273
1,370,000	FS KKR Capital Corp.	02/01/25	4.125	1,364,247
3,450,000	FS KKR Capital Corp.[1]	02/14/25	4.250	3,434,084
2,330,000	Gladstone Capital Corp.	01/31/26	5.125	2,283,400
3,940,000	Golub Capital Private Credit Fund[1]	09/12/29	5.800	3,839,105
5,595,000	HA Sustainable Infrastructure Capital, Inc.[1]	07/01/34	6.375	5,569,461
2,960,000	MidCap Financial Investment Corp.	07/16/26	4.500	2,807,847
3,185,000	Morgan Stanley Direct Lending Fund	02/11/27	4.500	3,136,934
2,095,000	OFS Capital Corp.	02/10/26	4.750	2,032,477
2,535,000	PennantPark Floating Rate Capital, Ltd.	04/01/26	4.250	2,444,474
3,025,000	Saratoga Investment Corp.	02/28/26	4.375	2,917,528
3,050,000	Silver Point Specialty Credit Fund, L.P1,2	11/04/26	4.000	2,819,115

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	20

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Investment Companies (continued)
$ 1,775,000	Stellus Capital Investment Corp.	03/30/26	4.875%	$1,700,598
3,165,000	Trinity Capital, Inc.	12/15/26	4.250	2,958,306
				67,598,926

	Machinery-Diversified (0.7%)
2,275,000	CNH Industrial Capital LLC	04/10/28	4.550	2,257,383
2,450,000	CNH Industrial Capital LLC	01/12/29	5.500	2,506,057
4,710,000	John Deere Capital Corp.	03/07/31	4.900	4,736,294
				9,499,734

	Media (0.4%)
5,110,000	CCO Holdings LLC / CCO Holdings Capital Corp.[1]	03/01/31	7.375	5,196,622

	Oil & Gas (0.4%)
4,480,000	Sunoco LP1	05/01/29	7.000	4,621,474

	Pharmaceuticals (0.6%)
730,000	Bausch Health Cos., Inc. (Canada)[1]	06/01/28	4.875	564,078
3,885,000	Bristol-Myers Squibb Co.	02/01/31	5.750	4,083,042
3,455,000	Novartis Capital Corp.	09/18/31	4.000	3,322,133
				7,969,253

	Pipelines (0.2%)
2,430,000	Harvest Midstream I LP1	09/01/28	7.500	2,458,177

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Private Equity (0.5%)
$ 2,095,000	Apollo Management Holdings LP (5-Year CMT Index + 3.266%)[1,3]	01/14/50	4.950%	$2,082,405
2,065,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	06/15/26	3.375	1,993,767
2,300,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	09/15/30	3.750	2,012,627
				6,088,799

	Real Estate Investment Trusts (2.3%)
3,340,000	American Tower Trust #1[1]	03/15/53	5.490	3,377,317
4,140,000	Arbor Realty SR, Inc.[1]	10/15/27	8.500	4,052,832
1,970,000	Arbor Realty Trust, Inc.[1]	03/15/27	4.500	1,773,175
5,075,000	EF Holdco / EF Cayman Hold / Ellington Finance REIT Cayman / TRS / EF Cayman Non-MTM (Multinational)[1]	04/01/27	5.875	4,906,424
2,955,000	Federal Realty OP LP	05/01/28	5.375	2,991,618
2,750,000	Rexford Industrial Realty LP	06/15/28	5.000	2,753,279
2,000,000	SBA Tower Trust[1]	11/15/52	6.599	2,043,566
1,380,000	Scentre Group Trust 1 / Scentre Group Trust 2 (Australia)[1]	02/12/25	3.500	1,372,597
1,945,000	Scentre Group Trust 1 / Scentre Group Trust 2 (Australia)[1]	01/28/26	3.625	1,912,299
1,345,000	Scentre Group Trust 2 (5-Year CMT Index + 4.685%) (Australia)[1,3]	09/24/80	5.125	1,318,468
2,065,000	Starwood Property Trust, Inc.[1]	01/15/27	4.375	1,990,379
				28,491,954

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	22

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Corporate Bonds (continued)
	Retail (0.5%)
$ 3,563,000	Macy’s Retail Holdings LLC[1]	03/15/30	5.875%	$3,445,958
3,450,000	Nordstrom, Inc.	04/01/30	4.375	3,127,216
				6,573,174

	Semiconductors (0.5%)
5,575,000	ams-OSRAM AG (Austria)[1]	03/30/29	12.250	5,788,138
	Total Corporate Bonds (Cost $513,048,147)			511,176,608

	Loan Participations and Assignments (12.5%)
3,577,000	AAdvantage Loyality IP, Ltd. (3-Month CME Term SOFR + 4.750%)[3]	04/20/28	9.629	3,677,049
3,135,000	A-AG US GSI Bidco, Inc.[3],7	10/08/31	0.000	3,127,162
2,108,632	AL NGPL Holdings LLC (3-Month CME Term SOFR + 2.500%)[3]	04/13/28	7.090	2,110,382
2,964,786	Allen Media LLC (3-Month CME Term SOFR + 5.500%)[3]	02/10/27	10.254	1,925,273
2,261,764	Allspring Buyer LLC (3-Month CME Term SOFR + 3.250%)[3]	11/01/28	8.137	2,259,253
935,900	Allspring Buyer LLC (3-Month CME Term SOFR + 4.000%)[3]	11/01/28	8.625	935,067
2,387,713	Athenahealth Group, Inc. (1-Month CME Term SOFR + 3.250%)[3]	02/15/29	7.935	2,378,257
1,770,180	Axalta Coating Systems Dutch Holding B BV Term B6 (3-Month CME Term SOFR + 2.000%)[3]	12/20/29	6.604	1,774,782
2,112,250	Bausch Health Companies, Inc. (1-Month CME Term SOFR + 5.250%) (Canada)[3]	02/01/27	10.035	2,064,344

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Loan Participations and Assignments (continued)
$ 2,738,107	BCP Renaissance Parent LLC Term B5 (3-Month CME Term SOFR + 3.250%)[3]	10/31/28	7.854%	$2,738,107
640,581	Buckeye Partners LP Term B5 (1-Month CME Term SOFR + 1.750%)[3]	11/01/26	6.435	640,100
3,602,775	Central Parent LLC (3-Month CME Term SOFR + 3.250%)[3]	07/06/29	7.854	3,572,692
11,396,134	Connect Finco S.a.r.l. (1-Month CME Term SOFR + 4.500%)[3]	09/27/29	9.185	10,330,595
4,518,571	Delos Aircraft Designated Activity Co. (3-Month CME Term SOFR + 1.750%) (Ireland)[3]	10/31/27	6.354	4,534,703
7,899,916	Eastern Power LLC (1-Month CME Term SOFR + 5.250%)[3]	04/03/28	9.935	7,900,943
1,559,778	Elanco Animal Health, Inc. (1-Month CME Term SOFR + 1.750%)[3]	08/01/27	6.694	1,556,206
3,315,000	EMRLD Borrower LP (3-Month CME Term SOFR + 2.500%)[3]	08/04/31	7.557	3,310,259
1,877,664	Geon Performance Solutions LLC (Fka. Echo US Holdings LLC) (3-Month CME Term SOFR + 4.250%)[3]	08/18/28	9.115	1,878,246
1,552,048	Global Medical Response, Inc. (1-Month CME Term SOFR + 4.750%)[3]	10/31/28	9.509	1,544,288
2,690,230	ILPEA Parent, Inc. (1-Month CME Term SOFR + 4.000%)[3]	06/22/28	8.690	2,693,593

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	24

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Loan Participations and Assignments (continued)
$ 3,860,825	INEOS Enterprises Holdings US Finco LLC Term B (3-Month CME Term SOFR + 3.750%)[3]	07/08/30	8.907%	$3,865,651
3,677,213	Iqvia, Inc. Term B4 (3-Month CME Term SOFR + 2.000%)[3]	01/02/31	6.604	3,685,266
5,612,564	Iridium Communications, Inc. Term B4 (1-Month CME Term SOFR + 2.250%)[3]	09/20/30	6.935	5,541,733
2,498,983	Jazz Pharmaceuticals, Inc. Term B2 (1-Month CME Term SOFR + 2.250%) (Ireland)[3]	05/05/28	6.935	2,498,758
5,210,335	LendingTree, Inc. Term B (1-Month CME Term SOFR + 4.000%)[3]	09/15/28	8.799	5,185,899
850,271	Lumen Technologies, Inc. Term A (1-Month CME Term SOFR + 6.000%)[3]	06/01/28	10.685	836,760
1,040,000	Medline Borrower, LP (1-Month CME Term SOFR + 2.250%)[3]	10/23/28	6.935	1,039,761
2,709,010	Medline Borrower, LP (1-Month CME Term SOFR + 2.750%)[3]	10/23/28	7.435	2,710,825
5,865,000	Midcontinent Communications (1-Month CME Term SOFR + 2.500%)[3]	08/16/31	7.286	5,886,994
2,985,748	MIP V Waste LLC Term B1 (3-Month CME Term SOFR + 3.000%)[3]	12/08/28	7.427	2,987,002
6,396,356	MPH Acquisition Holdings LLC (3-Month CME Term SOFR + 4.250%)[3]	09/01/28	9.569	4,787,481

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Loan Participations and Assignments (continued)
$ 8,618,007	OCM System One Buyer CTB LLC (3-Month CME Term SOFR + 3.750%)[3]	03/02/28	8.504%	$8,628,780
6,204,450	Priority Holdings LLC (3-Month CME Term SOFR + 4.750%) (Germany)[3]	05/16/31	9.807	6,183,107
4,453,043	Propulsion (BC) Newco LLC (3-Month CME Term SOFR + 3.250%)[3]	09/14/29	7.867	4,465,110
9,400,000	Rockpoint Gas Storage Partners LP Term B (1-Month CME Term SOFR + 3.500%)[3]	09/12/31	8.363	9,370,672
776,375	SkyMiles IP, Ltd. (3-Month CME Term SOFR + 3.750%)[3]	10/20/27	8.367	790,435
3,195,000	Sotera Health Holdings LLC (3-Month CME Term SOFR + 3.250%)[3]	05/30/31	7.835	3,197,013
1,778,325	Starwood Property Mortgage LLC Term B (1-Month CME Term SOFR + 2.750%)[3]	11/18/27	7.435	1,782,771
3,040,000	Terex Corp.[3],7	10/08/31	0.000	3,038,571
3,733,540	Tidal Waste & Recycling Holdings LLC Term B3,7	10/03/31	0.000	3,733,540
5,243,650	United AirLines, Inc. Term B (3-Month CME Term SOFR + 2.750%)[3]	02/22/31	7.385	5,247,373
1,765,445	Vistra Operations Company LLC (fka Tex Operations Co. LLC) (1-Month CME Term SOFR + 2.000%)[3]	12/20/30	6.685	1,766,239
9,490,000	Whirlpool Corp.[3],7	09/23/25	0.000	9,478,612
	Total Loan Participations and Assignments (Cost $160,870,498)			157,659,654
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	26

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (0.1%)
$ 1,645,000	Indiana Finance Authority, Revenue Bonds	03/01/51	3.313%	$1,165,163
	Total Municipal Bonds (Cost $1,645,000)			1,165,163

	Preferred Securities (2.5%)
79,000	Apollo Global Management, Inc. (5-Year CMT Index + 3.226%)[3]	09/15/53	7.625	2,133,000
215,000	CION Investment Corp.	12/30/29	7.500	5,514,750
99,600	Crescent Capital BDC, Inc.	05/25/26	5.000	2,432,730
178,600	Eagle Point Credit Co., Inc.	01/31/29	5.375	4,100,656
66,200	Ellington Financial, Inc. (5-Year CMT Index + 5.130%)[3,5]		8.625	1,675,522
132,600	Gladstone Investment Corp.	11/01/28	4.875	3,051,126
93,600	Horizon Technology Finance Corp.	03/30/26	4.875	2,279,160
130,800	Oxford Lane Capital Corp.	01/31/27	5.000	3,085,572
95,271	Trinity Capital, Inc.	01/16/25	7.000	2,401,782
175,000	Trinity Capital, Inc.	03/30/29	7.875	4,431,000
	Total Preferred Securities (Cost $31,682,611)			31,105,298

	Residential Mortgage Backed Securities (0.0%)
282,956	RMF Proprietary Issuance Trust 2019-1[1,3,4]	10/25/63	2.750	248,213
	Total Residential Mortgage Backed Securities (Cost $281,004)			248,213

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	U.S. Treasury Bills (1.7%)
$ 6,400,000	U.S. Treasury Bill[6]	11/05/24	0.000%	$6,396,658
9,100,000	U.S. Treasury Bill[6]	11/07/24	0.000	9,092,886
2,850,000	U.S. Treasury Bill[6],8	01/23/25	0.000	2,820,854
3,000,000	U.S. Treasury Bill[6],8	04/10/25	0.000	2,942,197
	Total U.S. Treasury Bills (Cost $21,250,533)			21,252,595

	U.S. Treasury Bonds and Notes (14.5%)
30,320,000	U.S. Treasury Bond	02/15/39	3.500	27,517,769
3,900,000	U.S. Treasury Bond	08/15/41	1.750	2,615,895
80,755,000	U.S. Treasury Bond	02/15/43	3.875	73,843,507
34,365,000	U.S. Treasury Bond	08/15/50	1.375	17,775,833
1,250,000	U.S. Treasury Bond	05/15/52	2.875	923,340
24,870,000	U.S. Treasury Bond	02/15/53	3.625	21,344,483
10,515,000	U.S. Treasury Bond	05/15/53	3.625	9,030,167
3,000,000	U.S. Treasury Note[8]	05/15/33	3.375	2,810,156
28,475,000	U.S. Treasury Note	02/15/34	4.000	27,861,008
	Total U.S. Treasury Bonds and Notes (Cost $189,161,035)			183,722,158

Total Investments (Cost $1,269,601,297)[9]			99.7%	$1,257,787,482
Cash and Other Assets in Excess of Liabilities			0.3%	4,194,334
Net Assets			100.0%	$1,261,981,816

____________

1   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2024 was $596,692,062 or 47.3% of net assets.

2      Security that used significant unobservable inputs to determine fair value.

3   Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2024 coupon or interest rate.

4      This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.

5      Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	28

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.

6      Security issued with zero coupon. Income is recognized through accretion of discount.

7      This term loan will settle after October 31, 2024, at which time the interest rate will be determined.

8      All or a portion of this security is held at the broker as collateral for open futures contracts.

9  The aggregate cost of investments and derivatives for federal income tax purposes is $1,257,487,404, the aggregate gross unrealized appreciation is $27,363,026 and the aggregate gross unrealized depreciation is $40,297,390, resulting in net unrealized depreciation of $12,934,364.

Abbreviations:

ABS – Asset-Backed Security.

CFO – Collateralized Fund Obligation.

CLO – Collateralized Loan Obligation.

CME – Chicago Mercantile Exchange.

CMT – Constant Maturity Treasury.

REIT – Real Estate Investment Trust.

SOFR – Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	29

BBH Income Fund Portfolio of Investments (continued) October 31, 2024

Financial Futures Contracts

The following futures contracts were open at October 31, 2024:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain / (Loss)
Contracts to Buy:
U.S. Long Bond	275	December 2024	$34,316,983	$32,441,406	$(1,875,577)
U.S. Treasury 10-Year Notes	1,170	December 2024	133,286,994	129,248,438	(4,038,556)
U.S. Treasury 10-Year Ultra Bond	1,150	December 2024	136,152,360	130,812,500	(5,339,860)
U.S. Ultra Bond	365	December 2024	48,897,139	45,853,125	(3,044,014)
					$(14,298,007)
Contracts to Sell:
U.S. Treasury 5-Year Notes	415	December 2024	$45,565,830	$44,502,265	$1,063,565

Net Unrealized (Loss) on Open Futures Contracts					$(13,234,442)

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	30

BBH Income Fund Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	31

BBH Income Fund Portfolio of Investments (continued) October 31, 2024 relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	32

BBH Income Fund Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
Asset Backed Securities	$—	$253,977,326	$14,428,279	$268,405,605
Commercial Mortgage Backed Securities	—	78,969,408	4,082,780	83,052,188
Corporate Bonds	—	502,212,473	8,964,135	511,176,608
Loan Participations and Assignments	—	157,659,654	—	157,659,654
Municipal Bonds	—	1,165,163	—	1,165,163
Preferred Securities	31,105,298	—	—	31,105,298
Residential Mortgage Backed Securities	—	248,213	—	248,213
U.S. Treasury Bills	—	21,252,595	—	21,252,595
U.S. Treasury Bonds and Notes	—	183,722,158	—	183,722,158
Total Investments, at value	$31,105,298	$1,199,206,990	$27,475,194	$1,257,787,482
Other Financial Instruments, at value
Financial Futures Contracts	$(13,234,442)	$—	$—	$(13,234,442)
Other Financial Instruments, at value	$(13,234,442)	$—	$—	$(13,234,442)

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	33

BBH Income Fund Portfolio of Investments (continued) October 31, 2024

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2024:

	Asset Backed Securities	Commercial Mortgage Backed Securities	Corporate Bonds	Total
Balance as of October 31, 2023	$6,126,472	$1,583,531	$8,507,034	$16,217,037
Purchases	8,642,288	3,663,110	—	12,305,398
Sales/Paydowns	(659,195)	(2,405,507)	—	(3,064,702)
Realized gains/(losses)	—	11,548	—	11,548
Change in unrealized appreciation/(depreciation)	318,714	683,799	457,101	1,459,614
Amortization	—	546,299	—	546,299
Transfers from Level 3	—	—	—	—
Transfers to Level 3	—	—	—	—
Balance as of October 31, 2024	$14,428,279	$4,082,780	$8,964,135	$27,475,194

Fund investments classified as Level 3 were either single broker quoted or fair valued using a market approach or an income approach with valuation inputs such as a discounted cash flow model or market price information adjusted for changes in an appropriate index. As of October 31, 2024, $8,011,786 of value of the Level 3 assets in the Fund was based on single quotes from brokers.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	34

BBH Income Fund Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at value (Cost $1,269,601,297)	$1,257,787,482
Cash	4,278,573
Foreign currency at value (Cost $226)	250
Receivables for:
Interest	9,641,623
Shares sold	1,417,589
Investments sold	342,224
Interest from Custodian	1,928
Prepaid expenses	9,554
Total Assets	1,273,479,223

Liabilities:
Payables for:
Investments purchased	10,132,857
Futures variation margin on open contracts	434,464
Investment advisory and administrative fees	424,440
Shares redeemed	170,827
Dividends declared	166,215
Professional fees	100,163
Custody and fund accounting fees	50,291
Transfer agent fees	3,610
Board of Trustees’ fees	461
Accrued expenses and other liabilities	14,079
Total Liabilities	11,497,407
Net Assets	$1,261,981,816

Net Assets Consist of:
Paid-in capital	$1,342,113,484
Accumulated deficit	(80,131,668)
Net Assets	$1,261,981,816

Net Asset Value and Offering Price Per Share
Class I Shares
($1,261,981,816 ÷ 141,905,390 shares outstanding)	$8.89

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	35

BBH Income Fund Statement of Operations For the year ended October 31, 2024
Net Investment Income:
Income:
Dividends	$142,744
Interest income (net of foreign withholding taxes of $11,312)	61,574,394
Interest income from Custodian	31,221
Other income	1,034,433
Total Income	62,782,792

Expenses:
Investment advisory and administrative fees	4,076,961
Custody and fund accounting fees	143,075
Professional fees	105,439
Board of Trustees’ fees	90,704
Transfer agent fees	41,755
Miscellaneous expenses	76,835
Total Expenses	4,534,769
Net Investment Income	58,248,023

Net Realized and Unrealized Gain/(Loss):
Net realized loss on investments in securities	(3,255,939)
Net realized gain on futures contracts	8,582,615
Net realized gain on investments in securities and futures contracts	5,326,676
Net change in unrealized appreciation/(depreciation) on investments in securities	50,795,670
Net change in unrealized appreciation/(depreciation) on futures contracts	(883,994)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	6
Net change in unrealized appreciation/(depreciation) on investments in securities, futures contracts and foreign currency translations	49,911,682
Net Realized and Unrealized Gain/(Loss)	55,238,358
Net Increase in Net Assets Resulting from Operations	$113,486,381

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	36

BBH Income Fund Statements of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets From:
Operations:
Net investment income	$58,248,023	$37,598,057
Net realized gain/(loss) on investments in securities and futures contracts	5,326,676	(25,305,935)
Net change in unrealized appreciation/ (depreciation) on investments in securities, futures contracts and foreign currency translations	49,911,682	(307,171)
Net increase in net assets resulting from operations	113,486,381	11,984,951

Dividends and distributions declared:
Class I	(58,185,985)	(37,555,733)

Share transactions:
Proceeds from sales of shares	551,841,996	377,670,836
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	10,137,478	4,877,819
Proceeds from short-term redemption fees	4,652	7,073
Cost of shares redeemed	(127,933,731)	(131,621,537)
Net increase in net assets resulting from share transactions	434,050,395	250,934,191
Total increase in net assets	489,350,791	225,363,409

Net Assets:
Beginning of year	772,631,025	547,267,616
End of year	$1,261,981,816	$772,631,025

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	37

BBH Income Fund Financial Highlights Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.30	$8.49	$10.49	$10.77	$10.61
Income from investment operations:
Net investment income[1]	0.51	0.47	0.36	0.34	0.34
Net realized and unrealized gain/(loss)	0.58	(0.20)	(2.00)	0.15	0.46
Total income/(loss) from investment operations	1.09	0.27	(1.64)	0.49	0.80
Dividends and distributions to shareholders:
From net investment income	(0.50)	(0.46)	(0.36)	(0.33)	(0.34)
From net realized gains	—	—	—	(0.44)	(0.30)
Total dividends and distributions to shareholders	(0.50)	(0.46)	(0.36)	(0.77)	(0.64)
Short-term redemption fees[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$8.89	$8.30	$8.49	$10.49	$10.77
Total return[3]	13.37%	3.10%	(15.93)%	4.64%	7.87%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,262	$773	$547	$612	$468
Ratio of expenses to average net assets	0.44%	0.46%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	5.71%	5.36%	3.77%	3.19%	3.24%
Portfolio turnover rate	38%	56%	56%	69%	116%

____________

1       Calculated using average shares outstanding for the year.

2      Less than $0.01.

3      Assumes the reinvestment of distributions.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	38

BBH Income Fund Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2024, there were seven series of the Trust. The Fund commenced operations on June 27, 2018 and offers two share classes, Class N and Class I. As of October 31, 2024, Class N shares are not available for purchase by investors but may be offered in the future. The investment objective of the Fund is to provide maximum total return, with an emphasis on current income, consistent with preservation of capital and prudent investment management. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund.

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.  Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange.

Financial Statements October 31, 2024 © Brown Brothers Harriman	39

BBH Income Fund Notes to Financial Statements (continued) October 31, 2024

If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B.  Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

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BBH Income Fund Notes to Financial Statements (continued) October 31, 2024
C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.  Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2024, are listed in the Portfolio of Investments.

For the year ended October 31, 2024, the average monthly notional amount of open futures contracts was $307,060,241. The range of month end notional amounts was $239,375,198 to $398,219,306.

Financial Statements October 31, 2024 © Brown Brothers Harriman	41

BBH Income Fund Notes to Financial Statements (continued) October 31, 2024

Fair Values of Derivative Instruments as of October 31, 2024

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/ (depreciation) on futures contracts	$1,063,565	*	Net unrealized appreciation/ (depreciation) on futures contracts	$(14,298,007	)*
Total		$1,063,565			$(14,298,007)

–––––––––––––

*   Includes cumulative appreciation/(depreciation) of futures contracts reported under line item “Futures variation margin on open contracts” in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations
Interest Rate Risk
Net Realized Gain on Derivatives
Futures Contracts	$8,582,615

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(883,994)

E.   Private Placement Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A or the requirements stated in Regulation S and Regulation D of the 1933 Act (“Private Placement Securities”). A Private Placement Security may be considered illiquid, under the U.S. Securities and Exchange Commission (“SEC”) Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Private Placement Securities has been delegated to the investment adviser. All relevant factors will be

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BBH Income Fund Notes to Financial Statements (continued) October 31, 2024 considered in determining the liquidity of Private Placement Securities and all investments in Private Placement Securities will be carefully monitored. Information regarding Private Placement Securities is included at the end of the Portfolio of Investments.

F.   Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year Secured Overnight Financing Rate (“SOFR”).

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.  Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and

Financial Statements October 31, 2024 © Brown Brothers Harriman	43

BBH Income Fund Notes to Financial Statements (continued) October 31, 2024 net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.  Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $58,185,985 and $37,555,733 to Class I shareholders during the years ended October 31, 2024 and October 31, 2023, respectively. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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BBH Income Fund Notes to Financial Statements (continued) October 31, 2024

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2024:	$58,185,985	$—	$58,185,985	$—	$58,185,985
2023:	37,555,733	—	37,555,733	—	37,555,733

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$211,408	$—	$(67,242,521)	$11,947,678	$(25,048,233)	$(80,131,668)
2023:	93,181	—	(71,475,095)	10,909,765	(74,959,915)	(135,432,064)

The Fund had $67,242,521 net capital loss carryforwards as of October 31, 2024, of which $29,854,118 and $37,388,403, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

Financial Statements October 31, 2024 © Brown Brothers Harriman	45

BBH Income Fund Notes to Financial Statements (continued) October 31, 2024

I.    Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   Fees and Other Transactions with Affiliates.

A.  Investment Advisory and Administrative Fees. Effective June 27, 2018 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.40% per annum. For the year ended October 31, 2024, the Fund incurred $4,076,961 for services under the Agreement.

B.  Expense Waivers and Reimbursements. Effective June 27, 2018 (commencement of operations), the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the total annual fund operating expenses (excluding interests, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class I shares to 0.50%. The agreement will terminate on March 1, 2025, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2024, the Investment Adviser waived fees in the amount of $0 for Class I.

C.  Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For the year ended October 31, 2024, the Fund incurred $143,075

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BBH Income Fund Notes to Financial Statements (continued) October 31, 2024 in custody and fund accounting fees. The Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2024 was $31,221. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees during the year ended October 31, 2024. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.  Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $90,704 in independent Trustee compensation and expense reimbursements.

E.   Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.  Investment Transactions. For the year ended October 31, 2024, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $808,888,684 and $384,264,886, respectively.

5.   Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	62,138,410	$551,841,996	43,293,311	$377,670,836
Shares issued in connection with reinvestments of dividends	1,141,313	10,137,478	561,634	4,877,819
Proceeds from short-term redemption fees	N/A	4,652	N/A	7,073
Shares redeemed	(14,498,340)	(127,933,731)	(15,212,056)	(131,621,537)
Net increase	48,781,383	$434,050,395	28,642,889	$250,934,191

Financial Statements October 31, 2024 © Brown Brothers Harriman	47

BBH Income Fund Notes to Financial Statements (continued) October 31, 2024

6.   Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid investment risk), or certain risks associated with investing in non-U.S. securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. If the issuer of the securities in which the Fund invests redeems them before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate (call risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest

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BBH Income Fund Notes to Financial Statements (continued) October 31, 2024 payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations and assignment, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investments in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector, industry, security or duration (sector risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S, Regulation D and Rule 144A which have not been registered with the SEC. These securities may be subject to contractual restrictions which prohibit or limit their resale (private placement risk). The Fund may invest in convertible securities which may perform in a similar manner to a regular debt security and are subject to variety of risks, including investment risk and interest rate risk (convertible securities risk). The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and

Financial Statements October 31, 2024 © Brown Brothers Harriman	49

BBH Income Fund Notes to Financial Statements (continued) October 31, 2024 a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities (preferred securities risk). The Fund may also invest in notes issued by Business Development Companies (“BDCs”). These notes are subject to risks similar to those of other issuers and those of investment companies (business development company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

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BBH Income Fund Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Financial Statements October 31, 2024 © Brown Brothers Harriman	51

BBH Income Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

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BBH Income Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Financial Statements October 31, 2024 © Brown Brothers Harriman	53

BBH Income Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH

© Brown Brothers Harriman	54

BBH Income Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which

Financial Statements October 31, 2024 © Brown Brothers Harriman	55

BBH Income Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

© Brown Brothers Harriman	56

BBH Income Fund Additional Federal Tax Information October 31, 2024 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2024 was 81.54%. In January 2025, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2024. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

Financial Statements October 31, 2024 © Brown Brothers Harriman	57

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s website at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Annual Financial Statements October 31, 2024 BBH Select Series - Large Cap Fund

BBH Select Series - Large Cap Fund Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH Select Series – Large Cap Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Large Cap Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also

© Brown Brothers Harriman	2

BBH Select Series - Large Cap Fund Report of Independent Registered Public Accounting Firm (continued)

included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH Select Series - Large Cap Fund Portfolio Allocation October 31, 2024

Sector Diversification

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$24,872,491	5.2%
Communications	69,998,737	14.7
Consumer Cyclical	28,005,094	5.9
Consumer Non-Cyclical	94,912,049	19.9
Financials	97,342,290	20.5
Industrials	26,461,356	5.6
Technology	114,963,324	24.2
Cash and Other Assets in Excess of Liabilities	19,024,486	4.0
Net Assets	$475,579,827	100.0%

All data as of October 31, 2024. The BBH Select Series – Large Cap Fund’s (the “Fund”) sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH Select Series - Large Cap Fund Portfolio of Investments October 31, 2024 All investments in the United States, except as noted.
Shares		Value
	Common Stock (96.0%)
	Basic Materials (5.2%)
54,527	Linde, Plc. (Ireland)	$24,872,491
	Total Basic Materials	24,872,491

	Communications (14.7%)
191,389	Alphabet, Inc. (Class C)	33,050,966
89,540	Amazon.com, Inc.[1]	16,690,256
4,332	Booking Holdings, Inc.	20,257,515
	Total Communications	69,998,737

	Consumer Cyclical (5.9%)
22,835	Costco Wholesale Corp.	19,961,900
104,281	NIKE, Inc. (Class B)	8,043,194
	Total Consumer Cyclical	28,005,094

	Consumer Non-Cyclical (19.9%)
115,731	Abbott Laboratories	13,120,423
199,086	Alcon AG (Switzerland)	18,305,958
36,282	Automatic Data Processing, Inc.	10,494,206
28,982	S&P Global, Inc.	13,921,793
26,669	Thermo Fisher Scientific, Inc.	14,569,808
17,460	UnitedHealth Group, Inc.	9,856,170
81,909	Zoetis, Inc. (Class A)	14,643,691
	Total Consumer Non-Cyclical	94,912,049

	Financials (20.5%)
70,842	Arthur J Gallagher & Co.	19,920,770
43	Berkshire Hathaway, Inc. (Class A)[1]	29,109,258
52,263	Mastercard, Inc. (Class A)	26,110,072
91,431	Progressive Corp.	22,202,190
	Total Financials	97,342,290

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH Select Series - Large Cap Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Shares		Value
	Common Stock (continued)
	Industrials (5.6%)
63,281	Otis Worldwide Corp.	$6,214,194
93,802	Waste Management, Inc.	20,247,162
	Total Industrials	26,461,356

	Technology (24.2%)
30,538	Adobe, Inc.[1]	14,599,607
25,684	Applied Materials, Inc.	4,663,701
13,238	Cadence Design Systems, Inc.[1]	3,655,277
33,782	KLA Corp.	22,506,582
73,368	Microsoft Corp.	29,813,087
161,246	Oracle Corp.	27,063,529
62,323	Texas Instruments, Inc.	12,661,541
	Total Technology	114,963,324
	Total Common Stock
	(Cost $261,665,465)	456,555,341
Total Investments (Cost $261,665,465)[2]	96.0%	$456,555,341
Cash and Other Assets in Excess of Liabilities	4.0%	19,024,486
Net Assets	100.00%	$475,579,827

____________

1       Non-income producing security.

2      The aggregate cost for federal income tax purposes is $261,665,923, the aggregate gross unrealized appreciation is $195,917,629 and the aggregate gross unrealized depreciation is $1,028,211, resulting in net unrealized appreciation of $194,889,418.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH Select Series - Large Cap Fund Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH Select Series - Large Cap Fund Portfolio of Investments (continued) October 31, 2024 relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH Select Series - Large Cap Fund Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
Common Stock:
Basic Materials	$24,872,491	$—	$—	$24,872,491
Communications	69,998,737	—	—	69,998,737
Consumer Cyclical	28,005,094	—	—	28,005,094
Consumer Non-Cyclical	94,912,049	—	—	94,912,049
Financials	97,342,290	—	—	97,342,290
Industrials	26,461,356	—	—	26,461,356
Technology	114,963,324	—	—	114,963,324
Total Investments, at value	$456,555,341	$—	$—	$456,555,341

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH Select Series - Large Cap Fund Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at value (Cost $261,665,465)	$456,555,341
Cash	16,498,826
Receivables for:
Investments sold	2,535,142
Dividends	338,800
Interest from Custodian	54,272
Shares sold	31,000
Prepaid expenses	3,731
Total Assets	476,017,112

Liabilities:
Payables for:
Investment advisory and administrative fees	267,227
Shares redeemed	79,424
Professional fees	66,846
Custody and fund accounting fees	8,497
Transfer agent fees	3,601
Board of Trustees’ fees	429
Accrued expenses and other liabilities	11,261
Total Liabilities	437,285
Net Assets	$475,579,827

Net Assets Consist of:
Paid-in capital	$261,605,210
Retained earnings	213,974,617
Net Assets	$475,579,827
Net Asset Value and Offering Price Per Share
Class I Shares
($475,579,827 ÷ 29,573,228 shares outstanding)	$16.08

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH Select Series - Large Cap Fund Statement of Operations For the year ended October 31, 2024
Net Investment Income:
Income:
Dividends (net of foreign withholding taxes of $88,153)	$3,885,862
Interest income	417
Interest income from Custodian	929,817
Total Income	4,816,096
Expenses:
Investment advisory and administrative fees	2,931,125
Board of Trustees’ fees	85,102
Professional fees	70,622
Transfer agent fees	43,581
Custody and fund accounting fees	24,117
Miscellaneous expenses	63,975
Total Expenses	3,218,522
Investment advisory and administrative fee waiver	(4,935)
Net Expenses	3,213,587
Net Investment Income	1,602,509
Net Realized and Unrealized Gain:
Net realized gain on investments in securities	21,266,906
Net change in unrealized appreciation/(depreciation) on investments in securities	86,743,150
Net Realized and Unrealized Gain	108,010,056
Net Increase in Net Assets Resulting from Operations	$109,612,565

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH Select Series - Large Cap Fund Statement of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income	$1,602,509	$1,206,418
Net realized gain/(loss) on investments in securities	21,266,906	(2,691,557)
Net change in unrealized appreciation/(depreciation) on investments in securities	86,743,150	54,377,097
Net increase in net assets resulting from operations	109,612,565	52,891,958

Dividends and distributions declared:
Class I	(1,204,965)	(5,421,653)
Retail Class	—[1]	(10,209)
Total dividends and distributions declared	(1,204,965)	(5,431,862)

Share transactions:
Proceeds from sales of shares[2]	44,868,067	32,816,223
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	158,657	778,348
Proceeds from short-term redemption fees	—	655
Cost of shares redeemed[2]	(67,956,598)	(62,786,493)
Net decrease in net assets resulting from share transactions	(22,929,874)	(29,191,267)
Total increase in net assets	85,477,726	18,268,829

Net Assets:
Beginning of year	390,102,101	371,833,272
End of year	$475,579,827	$390,102,101

____________

1       Effective December 22, 2023, the Fund’s Retail Class was converted to the Fund’s Class I.

2      Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH Select Series - Large Cap Fund Financial Highlights Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2024*	2023	2022	2021	2020
Net asset value, beginning of year	$12.52	$11.08	$14.12	$10.30	$10.12
Income from investment operations:
Net investment income[1]	0.05	0.04	0.03	0.04	0.03
Net realized and unrealized gain/(loss)	3.55	1.56	(2.60)	3.82	0.15
Total income/(loss) from investment operations	3.60	1.60	(2.57)	3.86	0.18
Dividends and distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.04)	(0.04)	(0.00)[2]
From net realized gains	—	(0.14)	(0.43)	—	—
Total dividends and distributions to shareholders	(0.04)	(0.16)	(0.47)	(0.04)	(0.00)[2]
Short-term redemption fees[1]	—	0.00[2]	—	0.00[2]	0.00[2]
Net asset value, end of year	$16.08	$12.52	$11.08	$14.12	$10.30
Total return[3]	28.80%	14.63%	(18.93)%	37.56%	1.82%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$476	$389	$371	$467	$387
Ratio of expenses to average net assets	0.71%	0.72%	0.71%	0.70%	0.74%
Ratio of net investment income to average net assets	0.36%	0.31%	0.20%	0.29%	0.34%
Portfolio turnover rate	9%	9%	26%	18%	38%

____________

*   Effective December 22, 2023, the Fund’s Retail Class was converted to the Fund’s Class I.

1       Calculated using average shares outstanding for the year.

2      Less than $0.01.

3      Assumes the reinvestment of distributions.
The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH Select Series - Large Cap Fund Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2024, there were seven series of the Trust. The Fund commenced operations on September 9, 2019. Effective December 22, 2023, shares of the Fund’s Retail Class were converted to the Fund’s Class I. The Fund currently offers one class of shares designated as Class I. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities, consisting primarily of common stock. The investment objective of the Fund is to provide investors with long-term growth of capital.

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.  Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the

© Brown Brothers Harriman	14

BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024 absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B.  Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024 respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.  Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since September 9, 2019 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024

E.   Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $1,204,965 and $0 to Class I and Retail Class shareholders, respectively, during the year ended October 31, 2024 and in the amount of $5,421,653 and $10,209 to Class I and Retail Class shareholders, respectively, during the year ended October 31, 2023.

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2024:	$1,204,965	$—	$1,204,965	$—	$1,204,965
2023:	829,034	4,602,828	5,431,862	—	5,431,862

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$1,528,625	$17,556,575	$—	$(458)	$194,889,875	$213,974,617
2023:	1,203,717	—	(2,691,557)	(458)	108,146,725	106,658,427

The Fund did not have a net capital loss carryforward as of October 31, 2024.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.   Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   Fees and Other Transactions with Affiliates.

A.  Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of the Fund’s average daily net assets and 0.60% per annum on the Fund’s average daily net assets over $3 billion. For year ended October 31, 2024, the Fund incurred $2,931,125 under the Agreement.

B.  Expense Waivers and Reimbursements. Effective September 9, 2019 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class I and Retail Class to 0.80%. The agreement will terminate on March 1, 2025, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2024, the Investment Adviser waived fees in the amount of $0 for Class I and from November 1, 2023 to December 21, 2023 (last day of operation of Retail Class), the Investment Adviser waived fees in the amount of $4,935 for Retail Class.

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BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024

C.  Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the Retail Class shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares was 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it was anticipated that total operating expenses for Retail Class shares were no greater than 1.05% of the average daily net assets. For the period from November 1, 2023 through December 21, 2023, Retail Class shares of the Fund incurred $319 for Distribution (12b-1) Fees. This amount is included under line item “Miscellaneous expenses” in the Statement of Operations.

D.  Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For the year ended October 31, 2024, the Fund incurred $24,117 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2024 was $929,817. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees during the year ended October 31, 2024. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.   Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024 for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $85,102 in independent Trustee compensation and expense reimbursements.

F.   Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.  Investment Transactions. For the year ended October 31, 2024, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $36,715,879 and $56,688,751, respectively.

5.   Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I and Retail Class shares of beneficial interest at no par value. Effective December 22, 2023, the Fund’s Retail Class was converted to the Fund’s Class I. Transactions in Class I and Retail Class shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	2,983,895	$44,866,167	2,715,842	$32,782,805
Shares issued in connection with reinvestments of dividends	11,589	158,657	67,204	768,139
Proceeds from short-term redemption fees	N/A	N/A	N/A	655
Shares redeemed	(4,514,999)	(66,989,006)	(5,163,596)	(62,702,974)
Net decrease	(1,519,515)	$(21,964,182)	(2,380,550)	$(29,151,375)
Retail Class
Shares sold	140	$1,900	2,603	$33,418
Shares issued in connection with reinvestments of dividends	—	—	904	10,209
Shares redeemed	(70,792)	(967,592)	(6,729)	(83,519)
Net decrease	(70,652)	$(965,692)	(3,222)	$(39,892)

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BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2024 and 2023. Specifically:

During the year ended October 31, 2024, 69,150 shares of Retail Class were exchanged for 68,499 shares of Class I valued at $946,662.

During the year ended October 31, 2023, there were no exchanges between Class I and Retail Class.

6.   Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in non-U.S. securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund invests in large cap company securities, which may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). Preferred securities are subject to issuer and market risks applicable generally to equity securities. In addition, a company’s preferred securities may pay dividends only after the company makes required payments on bonds and other debt. If a company experiences actual or perceived changes in its

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

BBH Select Series - Large Cap Fund Notes to Financial Statements (continued) October 31, 2024 financial condition or prospects, the value of preferred securities may be more greatly affected than the value of bonds and other debt (preferred security risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

© Brown Brothers Harriman	22

BBH Select Series - Large Cap Fund Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

BBH Select Series - Large Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

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BBH Select Series - Large Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

BBH Select Series - Large Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH

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BBH Select Series - Large Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

BBH Select Series - Large Cap Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

© Brown Brothers Harriman	28

BBH Select Series - Large Cap Fund Additional Federal Tax Information October 31, 2024 (unaudited)

In January 2025, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2024. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

Financial Statements October 31, 2024 © Brown Brothers Harriman	29

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Annual Financial Statements October 31, 2024 BBH Intermediate Municipal Bond Fund

BBH Intermediate Municipal Bond Fund Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH Intermediate Municipal Bond Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts

© Brown Brothers Harriman	2

BBH Intermediate Municipal Bond Fund Report of Independent Registered Public Accounting Firm (continued)

and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH Intermediate Municipal Bond Fund Portfolio Allocation October 31, 2024

Breakdown by Security Type

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$4,983,965	0.4%
Commercial Mortgage Backed Securities	32,455,836	2.6
Commercial Paper	15,000,000	1.2
Municipal Bonds	1,212,023,798	97.5
Short-term Municipal Bonds	22,041,984	1.8
U.S. Treasury Bills	13,218,079	1.1
Liabilities in Excess of Cash and Other Assets	(56,922,584)	(4.6)
Net Assets	$1,242,801,078	100.0%

All data as of October 31, 2024. The BBH Intermediate Municipal Bond Fund’s (the “Fund”) security type diversification is expressed as a percentage of net assets and may vary over time.

Credit Quality

	U.S. $ Value	Percent of Total Investments
AAA	$245,099,569	18.9%
AA	687,035,183	52.8
A	301,797,242	23.2
BBB	46,448,339	3.6
Not rated	19,343,329	1.5
Total Investments	$1,299,723,662	100.0%

All data as of October 31, 2024. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH Intermediate Municipal Bond Fund Portfolio of Investments October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Asset Backed Securities (0.4%)
	Other Territory (0.4%)
$ 4,837,242	Freddie Mac Multifamily Certificates, Revenue Bonds[1,2]	10/25/40	4.545%	$4,983,965
	Total Other Territory			4,983,965
	Total Asset Backed Securities (Identified cost $4,967,893)			4,983,965

	Commercial Mortgage Backed Securities (2.6%)
	Other Territory (2.6%)
10,000,000	Freddie Mac Multifamily Certificates, Revenue Bonds[1,2]	11/25/38	3.543	9,502,184
7,000,000	Freddie Mac Multifamily Certificates, Revenue Bonds[3]	12/25/38	3.158	6,125,250
13,836,885	Freddie Mac Multifamily Certificates, Revenue Bonds[1,2]	05/25/41	4.155	13,689,324
2,998,648	Freddie Mac Multifamily Certificates, Revenue Bonds[1,2]	04/25/42	4.563	3,139,078
	Total Other Territory			32,455,836
	Total Commercial Mortgage Backed Securities (Identified cost $33,352,890)			32,455,836

	Commercial Paper (1.2%)
	Texas (1.2%)
15,000,000	Texas A&M University	02/06/25	3.000	15,000,000
	Total Texas			15,000,000
	Total Commercial Paper (Identified cost $15,000,000)			15,000,000

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (97.5%)
	Alabama (1.7%)
$ 2,330,000	Black Belt Energy Gas District, Revenue Bonds[1,2]	06/01/49	5.500%	$2,485,243
10,000,000	Black Belt Energy Gas District, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.650%)[2]	04/01/53	3.890	9,718,803
3,600,000	Industrial Development Board of the City of Mobile Alabama, Revenue Bonds[1,2]	06/01/34	3.920	3,627,933
5,000,000	Southeast Energy Authority A Cooperative District, Revenue Bonds[1,2]	11/01/55	5.000	5,375,073
	Total Alabama			21,207,052

	Alaska (0.5%)
2,500,000	State of Alaska, General Obligation Bonds[3]	08/01/26	5.000	2,552,613
1,000,000	State of Alaska, General Obligation Bonds[3]	08/01/27	5.000	1,039,238
1,200,000	State of Alaska, General Obligation Bonds[3]	08/01/28	5.000	1,265,764
1,700,000	State of Alaska, General Obligation Bonds[3]	08/01/29	5.000	1,816,305
	Total Alaska			6,673,920

	Arizona (2.0%)
3,000,000	County of Yavapai Industrial Development Authority, Revenue Bonds	06/01/27	1.300	2,794,183
3,800,000	Salt Verde Financial Corp., Revenue Bonds	12/01/28	5.250	4,023,587

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Arizona (continued)
$ 4,865,000	Salt Verde Financial Corp., Revenue Bonds	12/01/32	5.000%	$5,229,677
12,330,000	Salt Verde Financial Corp., Revenue Bonds	12/01/37	5.000	13,365,716
	Total Arizona			25,413,163

	Arkansas (0.3%)
1,000,000	County of Pulaski, Revenue Bonds	03/01/40	5.000	1,080,793
1,000,000	County of Pulaski, Revenue Bonds	03/01/41	5.000	1,071,523
1,000,000	County of Pulaski, Revenue Bonds	03/01/42	5.000	1,067,130
	Total Arkansas			3,219,446

	California (9.5%)
10,210,000	Allan Hancock Joint Community College District, General Obligation Bonds[4]	08/01/42	0.000	8,526,221
3,500,000	Anaheim Public Financing Authority, Revenue Bonds, AGM[4]	09/01/31	0.000	2,778,420
1,000,000	Antelope Valley Community College District, General Obligation Bonds[4]	08/01/34	0.000	697,886
1,000,000	Antelope Valley Community College District, General Obligation Bonds[4]	08/01/36	0.000	624,649
1,000,000	Antelope Valley Community College District, General Obligation Bonds[4]	08/01/38	0.000	557,555

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	California (continued)
$ 11,500,000	California Community Choice Financing Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.450%)[2]	02/01/52	3.690%	$10,862,460
1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[4]	08/01/39	0.000	536,675
1,500,000	Chaffey Joint Union High School District, General Obligation Bonds[4]	08/01/40	0.000	762,265
1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[4]	08/01/42	0.000	459,218
1,785,000	Chaffey Joint Union High School District, General Obligation Bonds[4]	08/01/43	0.000	776,053
1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[4]	08/01/44	0.000	411,520
1,450,000	Chino Valley Unified School District, General Obligation Bonds[4]	08/01/34	0.000	1,023,776
2,200,000	Chino Valley Unified School District, General Obligation Bonds[4]	08/01/35	0.000	1,480,819
1,225,000	Chino Valley Unified School District, General Obligation Bonds[4]	08/01/38	0.000	722,456
1,800,000	Chino Valley Unified School District, General Obligation Bonds[4]	08/01/39	0.000	1,007,485
1,500,000	Chino Valley Unified School District, General Obligation Bonds[4]	08/01/42	0.000	715,363
5,900,000	Lake Tahoe Unified School District, General Obligation Bonds, AGM[4]	08/01/45	0.000	4,944,177

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	California (continued)
$ 1,000,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month CME Term SOFR + 1.450%)[2]	11/15/27	5.054%	$1,012,620
5,500,000	Long Beach Community College District, General Obligation Bonds[4]	08/01/49	0.000	3,884,446
6,920,000	Long Beach Unified School District, General Obligation Bonds[4]	08/01/36	0.000	4,223,614
2,000,000	Los Alamitos Unified School District, Certificate Participation	08/01/42	6.050	2,213,479
15,200,000	Modesto Irrigation District, Revenue Bonds, NPFG (3-Month CME Term SOFR + 0.630%)[2]	09/01/37	4.166	14,518,950
7,240,000	Mount San Antonio Community College District, General Obligation Bonds[4]	08/01/43	0.000	7,119,234
10,000,000	Northern California Energy Authority, Revenue Bonds[1,2]	12/01/54	5.000	10,603,664
5,595,000	Northern California Gas Authority No 1, Revenue Bonds (3-Month CME Term SOFR + 0.720%)[2]	07/01/27	3.973	5,594,923
1,200,000	Rialto Unified School District, General Obligation Bonds, BAM[4]	08/01/40	0.000	608,238
1,430,000	Rialto Unified School District, General Obligation Bonds, BAM[4]	08/01/42	0.000	649,028
13,000,000	Rio Hondo Community College District, General Obligation Bonds[4]	08/01/43	0.000	5,479,587

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	California (continued)
$ 4,350,000	Rio Hondo Community College District, General Obligation Bonds[4]	08/01/44	0.000%	$1,735,199
1,035,000	Roseville Joint Union High School District, General Obligation Bonds[4]	08/01/33	0.000	735,321
6,375,000	Sacramento County Water Financing Authority, Revenue Bonds, NPFG (3-Month CME Term SOFR + 0.570%)[2]	06/01/39	4.106	5,779,933
3,850,000	San Diego County Regional Airport Authority, Revenue Bonds	07/01/36	5.250	4,243,733
1,000,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/31	5.000	1,126,557
1,200,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/34	5.000	1,393,084
2,000,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/34	5.000	2,339,417
1,520,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/36	5.000	1,745,960
1,000,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/38	5.000	1,140,761
1,000,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/39	5.000	1,134,817
3,510,000	San Mateo Union High School District, General Obligation Bonds[4]	09/01/41	0.000	3,655,913
1,040,000	Windsor Unified School District, General Obligation Bonds[4]	08/01/33	0.000	752,388
	Total California			118,577,864

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Colorado (2.4%)
$ 3,015,000	City & County of Denver Airport System Revenue, Revenue Bonds	12/01/28	5.000%	$3,180,080
3,275,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/34	5.250	3,656,495
2,000,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/35	5.250	2,221,506
790,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/36	5.250	872,630
3,000,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/36	5.750	3,587,414
1,810,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/37	5.000	1,925,468
650,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/37	5.500	736,428
503,705	Colorado Housing & Finance Authority, Revenue Bonds, GNMA	11/01/48	4.200	494,437
3,700,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[4]	09/01/35	0.000	2,186,487
5,000,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[4]	09/01/37	0.000	2,666,437
7,700,000	E-470 Public Highway Authority, Revenue Bonds (SOFR + 0.750%)[2]	09/01/39	3.979	7,698,571
	Total Colorado			29,225,953

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Connecticut (2.0%)
$ 165,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/30	2.000%	$145,861
450,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/30	2.050	397,135
400,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/31	2.100	335,578
1,585,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	05/15/42	4.250	1,592,337
3,410,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/54	6.250	3,715,428
2,200,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/54	6.000	2,431,191
5,000,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/15/54	6.000	5,436,027
10,700,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[1,2]	07/01/49	1.100	10,607,556
	Total Connecticut			24,661,113

	District of Columbia (1.6%)
5,665,000	District of Columbia, Revenue Bonds	07/15/40	5.000	5,725,287
1,585,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/30	5.000	1,698,163
2,840,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/31	5.000	2,899,220
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	District of Columbia (continued)
$ 1,170,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/34	5.000%	$1,223,648
2,085,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/37	5.000	2,217,084
1,250,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/40	5.000	1,321,042
1,470,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/42	5.000	1,544,883
2,500,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/44	5.000	2,609,599
	Total District of Columbia			19,238,926

	Florida (5.3%)
7,500,000	City of South Miami Health Facilities Authority, Inc., Revenue Bonds	08/15/42	5.000	7,682,859
3,050,000	County of Broward Airport System Revenue, Revenue Bonds	10/01/31	5.000	3,225,387
3,000,000	County of Miami-Dade Aviation Revenue, Revenue Bonds	10/01/32	5.000	3,217,775
7,290,000	County of Miami-Dade Aviation Revenue, Revenue Bonds	10/01/33	5.000	7,844,620
2,105,000	County of Miami-Dade Aviation Revenue, Revenue Bonds	10/01/34	5.000	2,269,843

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Florida (continued)
$ 11,560,000	County of Miami-Dade Aviation Revenue, Revenue Bonds	10/01/36	5.000%	$12,369,402
2,875,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	01/01/54	5.500	3,017,119
3,500,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	01/01/55	6.250	3,875,032
1,920,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/32	5.000	2,058,456
4,800,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/36	5.000	4,998,715
6,565,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/36	5.000	6,723,501
3,275,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/38	5.000	3,396,975
5,335,000	Hillsborough County Aviation Authority, Revenue Bonds	10/01/39	5.000	5,695,442
	Total Florida			66,375,126

	Georgia (2.7%)
6,150,000	County of Fulton Water & Sewerage Revenue, Revenue Bonds	01/01/34	4.000	6,148,011
5,060,000	Development Authority of Burke County, Revenue Bonds[1,2]	01/01/40	1.500	5,007,917
2,800,000	Development Authority of Burke County, Revenue Bonds[1,2]	11/01/45	3.250	2,794,216

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	14

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Georgia (continued)
$ 7,500,000	Main Street Natural Gas, Inc., Revenue Bonds[1,2]	12/01/53	5.000%	$7,971,742
5,600,000	Main Street Natural Gas, Inc., Revenue Bonds[1,2]	04/01/54	5.000	6,012,461
1,750,000	Monroe County Development Authority, Revenue Bonds	07/01/25	2.250	1,724,414
3,935,000	Monroe County Development Authority, Revenue Bonds[1,2]	01/01/39	1.500	3,894,497
	Total Georgia			33,553,258

	Hawaii (1.1%)
1,500,000	City & County Honolulu Wastewater System Revenue, Revenue Bonds[3]	07/01/34	5.000	1,699,874
2,150,000	City & County Honolulu Wastewater System Revenue, Revenue Bonds[3]	07/01/35	5.000	2,450,024
3,000,000	City & County Honolulu Wastewater System Revenue, Revenue Bonds[3]	07/01/36	5.000	3,405,280
2,500,000	City & County Honolulu Wastewater System Revenue, Revenue Bonds[3]	07/01/37	5.000	2,827,396
3,400,000	City & County Honolulu Wastewater System Revenue, Revenue Bonds[3]	07/01/38	5.000	3,839,984
	Total Hawaii			14,222,558

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Idaho (0.5%)
$ 700,000	Idaho Health Facilities Authority, Revenue Bonds[2,5]	11/01/24	3.950%	$700,000
5,000,000	Idaho Housing & Finance Association, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/54	6.000	5,514,566
	Total Idaho			6,214,566

	Illinois (3.1%)
5,500,000	Illinois Finance Authority, Revenue Bonds[2,5]	11/01/24	3.650	5,500,000
4,625,000	Illinois Finance Authority, Revenue Bonds	02/15/36	5.000	4,766,537
3,470,000	Illinois Finance Authority, Revenue Bonds	08/15/36	4.000	3,475,216
2,770,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	10/01/52	6.250	2,988,792
5,465,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	04/01/53	5.250	5,789,453
4,815,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	10/01/53	6.250	5,340,195
5,795,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	04/01/54	6.250	6,330,449
4,000,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	10/01/55	6.250	4,421,161
	Total Illinois			38,611,803

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	16

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Indiana (0.8%)
$ 3,000,000	Indiana Finance Authority, Revenue Bonds	11/01/43	5.000%	$3,108,926
6,305,000	Indiana Housing & Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/52	4.750	6,487,112
	Total Indiana			9,596,038

	Iowa (0.6%)
1,350,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/44	5.000	1,411,896
60,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/46	4.000	59,948
760,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	3.500	754,532
5,025,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/53	6.250	5,482,582
	Total Iowa			7,708,958

	Kentucky (2.1%)
5,000,000	County of Trimble, Revenue Bonds	11/01/27	1.350	4,644,483
3,725,000	County of Trimble, Revenue Bonds[1,2]	06/01/54	4.700	3,790,640
5,000,000	Kentucky Housing Corp., Revenue Bonds, FHLMC, FNMA, GNMA	07/01/54	6.250	5,564,849
12,500,000	Kentucky Public Energy Authority, Revenue Bonds (SOFR + 1.200%)[2]	08/01/52	4.429	12,518,245
	Total Kentucky			26,518,217

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Louisiana (0.4%)
$ 5,180,000	Louisiana Public Facilities Authority, Revenue Bonds, NPFG (3-Month CME Term SOFR + 0.700%)[2]	02/15/36	4.304%	$5,032,169
	Total Louisiana			5,032,169

	Massachusetts (0.5%)
370,000	Massachusetts Housing Finance Agency, Revenue Bonds	06/01/34	3.300	352,223
485,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/36	3.450	461,874
5,000,000	Massachusetts School Building Authority, Revenue Bonds	08/15/32	4.000	5,010,277
	Total Massachusetts			5,824,374

	Michigan (0.4%)
20,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250	20,184
2,850,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	6.000	3,037,091
1,985,000	Michigan Finance Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.850%)[2]	12/01/39	4.090	1,984,842
	Total Michigan			5,042,117

	Minnesota (2.9%)
1,300,000	Duluth Independent School District No 709, General Obligation Bonds[4]	02/01/31	0.000	976,931
1,050,000	Duluth Independent School District No 709, General Obligation Bonds[4]	02/01/32	0.000	748,206

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	18

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Minnesota (continued)
$ 1,035,000	Duluth Independent School District No 709, General Obligation Bonds[4]	02/01/33	0.000%	$698,384
1,000,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/36	5.350	1,035,363
588,815	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/47	2.930	499,716
499,301	Minnesota Housing Finance Agency, Revenue Bonds, FHA, FHLMC, FNMA, GNMA	01/01/49	3.600	467,308
1,480,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.250	1,491,893
1,266,293	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/49	3.450	1,153,922
581,005	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/49	3.150	523,198
2,930,641	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	2.470	2,343,416
3,175,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/53	5.000	3,278,742
6,475,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/54	6.250	7,060,124

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Minnesota (continued)
$ 5,000,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/54	6.500%	$5,550,608
5,125,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/55	6.250	5,759,766
3,500,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/55	6.500	3,960,370
	Total Minnesota			35,547,947

	Missouri (1.1%)
2,710,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/52	4.750	2,778,507
5,310,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	05/01/53	5.750	5,649,965
5,000,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	05/01/55	6.000	5,525,274
	Total Missouri			13,953,746

	Montana (0.4%)
480,000	Montana Board of Housing, Revenue Bonds	12/01/43	4.000	479,556
2,895,000	Montana Board of Housing, Revenue Bonds	12/01/50	4.000	2,907,623
1,480,000	Montana Board of Housing, Revenue Bonds	12/01/52	5.000	1,529,146
	Total Montana			4,916,325

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	20

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Nebraska (1.4%)
$14,450,000	Central Plains Energy Project, Revenue Bonds[1,2]	05/01/53	5.000%	$15,242,052
960,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	3.750	950,333
1,685,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	1,673,063
	Total Nebraska			17,865,448

	Nevada (1.4%)
2,000,000	County of Clark, Revenue Bonds[1,2]	01/01/36	3.750	1,993,690
4,500,000	County of Washoe, Revenue Bonds[1,2]	03/01/36	4.125	4,513,447
6,250,000	County of Washoe, Revenue Bonds[1,2]	03/01/36	4.125	6,268,676
750,000	Reno-Tahoe Airport Authority, Revenue Bonds	07/01/36	5.000	806,473
700,000	Reno-Tahoe Airport Authority, Revenue Bonds	07/01/37	5.250	769,838
1,350,000	Reno-Tahoe Airport Authority, Revenue Bonds	07/01/39	5.250	1,471,552
725,000	Reno-Tahoe Airport Authority, Revenue Bonds	07/01/40	5.250	786,259
500,000	Reno-Tahoe Airport Authority, Revenue Bonds	07/01/41	5.250	539,660
	Total Nevada			17,149,595

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	New Jersey (2.1%)
$ 6,330,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/35	5.000%	$7,077,237
9,575,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[4]	12/15/31	0.000	7,424,503
3,535,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, AGM[4]	12/15/33	0.000	2,540,567
3,565,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[4]	12/15/34	0.000	2,433,165
7,295,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[4]	12/15/34	0.000	4,978,945
1,750,000	Township of Ewing, General Obligation Bonds	08/01/29	2.000	1,601,316
	Total New Jersey			26,055,733

	New Mexico (2.3%)
8,600,000	City of Farmington, Revenue Bonds	04/01/29	1.800	7,793,482
730,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.000	730,988
9,935,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/54	6.500	10,986,599
2,975,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/55	5.750	3,215,757
5,000,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/55	6.000	5,506,365
	Total New Mexico			28,233,191

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	22

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	New York (7.4%)
$ 2,055,000	Metropolitan Transportation Authority, Revenue Bonds	11/15/32	5.000%	$2,083,397
5,000,000	Metropolitan Transportation Authority, Revenue Bonds	11/15/37	5.000	5,096,722
8,225,000	Metropolitan Transportation Authority, Revenue Bonds[1,2]	11/15/45	5.000	8,845,738
5,995,000	New York City Municipal Water Finance Authority, Revenue Bonds	06/15/36	5.000	6,981,276
20,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds[2,5]	11/01/24	4.000	20,000,000
2,565,000	New York State Dormitory Authority, Revenue Bonds	07/01/38	4.000	2,619,183
5,000,000	New York State Housing Finance Agency, Revenue Bonds[1,2]	06/15/54	3.350	4,961,675
8,000,000	Port Authority of New York & New Jersey, Revenue Bonds	07/15/26	5.000	8,007,477
5,000,000	Port Authority of New York & New Jersey, Revenue Bonds	09/01/30	5.000	5,000,000
1,750,000	Port Authority of New York & New Jersey, Revenue Bonds	09/15/32	5.000	1,810,260
5,655,000	Port Authority of New York & New Jersey, Revenue Bonds	10/15/32	5.000	5,655,000
1,730,000	Port Authority of New York & New Jersey, Revenue Bonds	11/01/32	5.000	1,824,181
5,000,000	Port Authority of New York & New Jersey, Revenue Bonds	09/15/34	5.000	5,154,729

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	New York (continued)
$ 1,320,000	Port Authority of New York & New Jersey, Revenue Bonds	10/15/34	5.000%	$1,404,145
1,500,000	Port Authority of New York & New Jersey, Revenue Bonds	07/15/35	5.000	1,575,661
1,395,000	Port Authority of New York & New Jersey, Revenue Bonds	08/01/36	5.000	1,483,167
1,750,000	Port Authority of New York & New Jersey, Revenue Bonds	07/15/38	5.000	1,858,869
2,750,000	Triborough Bridge & Tunnel Authority, Revenue Bonds (SOFR + 1.050%)[2]	04/01/26	4.279	2,746,857
1,165,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[4]	11/15/35	0.000	751,110
6,500,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[4]	11/15/36	0.000	3,991,222
	Total New York			91,850,669

	North Carolina (2.6%)
1,275,000	North Carolina Housing Finance Agency, Revenue Bonds	07/01/47	4.000	1,273,685
5,870,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/54	5.500	6,284,436
5,000,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/55	6.250	5,592,544

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	24

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	North Carolina (continued)
$ 9,175,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/55	6.250%	$10,000,205
8,000,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/55	6.250	8,865,332
	Total North Carolina			32,016,202

	North Dakota (0.8%)
725,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/49	4.250	727,905
2,405,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/49	4.250	2,417,719
6,005,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/53	5.750	6,379,071
	Total North Dakota			9,524,695

	Ohio (1.8%)
7,000,000	Lancaster Port Authority, Revenue Bonds[1,2,3]	02/01/55	5.000	7,448,043
6,840,000	Ohio Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/54	5.750	7,250,679
6,500,000	Ohio Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/55	6.250	7,182,314
	Total Ohio			21,881,036

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Oklahoma (0.7%)
$ 2,940,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/54	6.000%	$3,222,573
5,000,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA[3]	03/01/56	6.500	5,685,116
	Total Oklahoma			8,907,689

	Oregon (6.2%)
3,150,000	Clackamas & Washington Counties School District No 3, General Obligation Bonds[4]	06/15/36	0.000	1,944,991
3,250,000	Clackamas County School District No 12 North Clackamas, General Obligation Bonds[4]	06/15/34	0.000	2,186,569
825,000	Lane & Douglas Counties School District No 28J Fern Ridge, General Obligation Bonds[4]	06/15/36	0.000	887,478
1,075,000	Lane & Douglas Counties School District No 28J Fern Ridge, General Obligation Bonds[4]	06/15/37	0.000	1,152,307
2,165,000	Lane & Douglas Counties School District No 28J Fern Ridge, General Obligation Bonds[4]	06/15/39	0.000	2,302,773
1,255,000	Lane & Douglas Counties School District No 28J Fern Ridge, General Obligation Bonds[4]	06/15/40	0.000	1,324,703
1,500,000	Lane County School District No 40 Creswell, General Obligation Bonds[4]	06/15/43	0.000	601,886

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	26

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Oregon (continued)
$ 1,445,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[4]	06/15/32	0.000%	$1,063,262
6,000,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[4]	06/15/36	0.000	3,610,692
1,515,000	Multnomah County School District No 40, General Obligation Bonds[4]	06/15/34	0.000	1,055,538
2,250,000	Multnomah County School District No 40, General Obligation Bonds[4]	06/15/38	0.000	1,251,094
21,000,000	Multnomah County School District No 40, General Obligation Bonds[4]	06/15/43	0.000	8,730,349
1,000,000	Multnomah County School District No 7 Reynolds, General Obligation Bonds[4]	06/15/31	0.000	758,097
12,000,000	Multnomah County School District No 7 Reynolds, General Obligation Bonds[4]	06/15/35	0.000	7,491,506
300,000	Oregon Coast Community College District, General Obligation Bonds[4]	06/15/33	0.000	323,091
300,000	Oregon Coast Community College District, General Obligation Bonds[4]	06/15/34	0.000	324,797
560,000	Oregon Coast Community College District, General Obligation Bonds[4]	06/15/36	0.000	599,079
510,000	Oregon Coast Community College District, General Obligation Bonds[4]	06/15/38	0.000	541,653

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Oregon (continued)
$ 635,000	Oregon Coast Community College District, General Obligation Bonds[4]	06/15/42	0.000%	$658,341
1,390,000	Oregon Coast Community College District, General Obligation Bonds[4]	06/15/44	0.000	1,430,440
3,000,000	Port of Portland Airport Revenue, Revenue Bonds	07/01/36	5.000	3,195,067
5,000,000	Port of Portland Airport Revenue, Revenue Bonds	07/01/38	4.000	4,967,611
5,135,000	Port of Portland Airport Revenue, Revenue Bonds	07/01/41	5.000	5,420,523
1,045,000	Salem-Keizer School District No 24J, General Obligation Bonds[4]	06/15/35	0.000	641,635
1,905,000	Tillamook Bay Community College District, General Obligation Bonds[4]	06/15/38	0.000	1,073,706
3,750,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[4]	06/15/31	0.000	2,898,758
3,350,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[4]	06/15/34	0.000	2,243,118
6,000,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[4]	06/15/37	0.000	3,456,243

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	28

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Oregon (continued)
$ 1,800,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[4]	06/15/41	0.000%	$828,053
1,500,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[4]	06/15/31	0.000	1,161,765
1,380,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[4]	06/15/33	0.000	972,827
3,530,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[4]	06/15/37	0.000	2,020,703
6,000,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[4]	06/15/39	0.000	3,100,622
4,800,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[4]	06/15/40	0.000	2,335,971
5,000,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[4]	06/15/41	0.000	2,300,147
4,385,000	Washington County School District No 13 Banks, General Obligation Bonds[4]	06/15/44	0.000	1,802,181
	Total Oregon			76,657,576

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	29

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Pennsylvania (4.4%)
$ 1,980,000	Allegheny County Airport Authority, Revenue Bonds, AGM	01/01/35	5.000%	$2,119,994
1,000,000	Allegheny County Airport Authority, Revenue Bonds, AGM	01/01/36	5.250	1,102,637
1,000,000	Allegheny County Airport Authority, Revenue Bonds, AGM	01/01/37	5.250	1,099,238
7,270,000	Bethlehem Area School District Authority, Revenue Bonds (SOFR + 0.350%)[2]	07/01/31	3.579	7,270,000
5,720,000	Butler County General Authority, Revenue Bonds, AGM (3-Month CME Term SOFR + 0.700%)[2]	10/01/34	3.953	5,524,753
1,365,000	Central Dauphin School District, General Obligation Bonds	02/01/25	5.000	1,368,780
7,500,000	Pennsylvania Turnpike Commission, Revenue Bonds[4]	12/01/37	0.000	7,155,526
3,350,000	Pennsylvania Turnpike Commission, Revenue Bonds[4]	12/01/41	0.000	1,525,985
20,000,000	Philadelphia Authority for Industrial Development, Revenue Bonds[2,5]	11/01/24	3.950	20,000,000
5,000,000	School District of Philadelphia, General Obligation Bonds	09/01/29	5.000	5,132,816
2,500,000	School District of Philadelphia, General Obligation Bonds	09/01/34	5.000	2,551,228
	Total Pennsylvania			54,850,957

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	30

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	South Carolina (1.1%)
$ 1,750,000	South Carolina Ports Authority, Revenue Bonds	07/01/55	5.250%	$1,770,542
4,155,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	01/01/54	5.750	4,505,020
6,985,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	01/01/54	6.000	7,663,008
	Total South Carolina			13,938,570

	South Dakota (1.7%)
635,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/45	4.000	634,348
1,290,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/46	3.500	1,284,875
1,270,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/48	4.500	1,279,505
2,030,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/49	4.000	2,038,336
4,625,000	South Dakota Housing Development Authority, Revenue Bonds	05/01/53	5.000	4,782,289
5,485,000	South Dakota Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	05/01/54	6.000	5,860,765
5,000,000	South Dakota Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/55	6.250	5,608,707
	Total South Dakota			21,488,825

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	31

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Tennessee (2.1%)
$ 1,200,000	Metropolitan Nashville Airport Authority, Revenue Bonds	07/01/34	5.250%	$1,323,143
1,125,000	Metropolitan Nashville Airport Authority, Revenue Bonds	07/01/35	5.250	1,234,733
5,575,000	New Memphis Arena Public Building Authority, Revenue Bonds[4]	04/01/29	0.000	5,218,816
3,090,000	New Memphis Arena Public Building Authority, Revenue Bonds[4]	04/01/33	0.000	2,164,439
3,000,000	New Memphis Arena Public Building Authority, Revenue Bonds[4]	04/01/35	0.000	1,897,866
3,750,000	Tennergy Corp., Revenue Bonds[1,2]	10/01/54	5.000	3,986,208
2,090,000	Tennessee Energy Acquisition Corp., Revenue Bonds[1,2]	05/01/52	5.000	2,237,301
975,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/43	4.000	975,566
755,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/48	4.000	755,060
1,430,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/49	4.250	1,436,229
4,950,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/54	6.250	5,395,469
	Total Tennessee			26,624,830

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	32

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Texas (10.1%)
$ 1,800,000	City of Austin Airport System Revenue, Revenue Bonds	11/15/36	5.000%	$1,914,078
2,000,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/31	5.000	2,132,321
3,355,000	City of Houston Airport System Revenue, Revenue Bonds, AGM	07/01/36	5.000	3,573,150
5,000,000	City of Houston Airport System Revenue, Revenue Bonds, AGM	07/01/41	5.250	5,430,597
3,555,000	Fort Bend Independent School District, General Obligation Bonds[1,2]	08/01/51	0.720	3,343,952
3,875,000	Fort Bend Independent School District, General Obligation Bonds[1,2]	08/01/54	4.000	3,953,806
1,750,000	Goose Creek Consolidated Independent School District, General Obligation Bonds[1,2]	02/15/35	0.600	1,670,516
555,000	Little Elm Independent School District, General Obligation Bonds[1,2]	08/15/48	0.680	542,716
1,025,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/25	5.000	1,040,232
2,500,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/30	5.000	2,663,079
1,500,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/34	5.000	1,525,144
2,000,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/35	5.000	2,031,571
4,260,000	Medina Valley Independent School District, General Obligation Bonds[1,2]	02/15/51	0.820	4,078,058

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	33

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Texas (continued)
$ 5,000,000	North East Independent School District, General Obligation Bonds[1,2]	08/01/49	3.750%	$5,054,684
3,850,000	State of Texas, General Obligation Bonds	08/01/30	4.125	3,826,127
6,040,000	State of Texas, General Obligation Bonds	08/01/34	5.000	6,599,723
5,745,000	State of Texas, General Obligation Bonds	08/01/40	5.000	6,102,614
520,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/35	2.150	418,485
3,860,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	07/01/37	2.150	2,985,644
4,100,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	01/01/39	4.000	4,051,272
8,379,070	Texas Department of Housing & Community Affairs, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/47	2.835	7,298,631
1,410,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/50	4.000	1,419,754
3,255,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	01/01/53	5.750	3,474,001
3,355,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/53	6.000	3,654,353

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	34

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Texas (continued)
$ 3,845,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/54	6.000%	$4,229,124
9,135,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds (3-Month CME Term SOFR + 0.700%)[2]	12/15/26	4.190	9,129,537
9,145,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	9,397,375
2,275,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[2]	09/15/27	3.790	2,253,008
8,720,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month CME Term SOFR + 0.863%)[2]	09/15/27	4.117	8,714,321
12,855,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month CME Term SOFR + 1.045%)[2]	09/15/27	4.349	12,900,032
	Total Texas			125,407,905

	Utah (0.1%)
1,300,000	County of Utah, Revenue Bonds[2,5]	11/01/24	3.850	1,300,000
	Total Utah			1,300,000

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	35

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Virginia (1.0%)
$ 8,700,000	Wise County Industrial Development Authority, Revenue Bonds[1,2]	10/01/40	0.750%	$8,374,380
3,700,000	York County Economic Development Authority, Revenue Bonds[1,2]	05/01/33	3.650	3,758,349
	Total Virginia			12,132,729

	Washington (2.3%)
3,170,000	Auburn School District No 408 of King & Pierce Counties, General Obligation Bonds	12/01/24	5.000	3,173,660
1,880,000	County of King Sewer Revenue, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.230%)[2]	01/01/40	3.470	1,860,490
2,195,000	King County School District No 405 Bellevue, General Obligation Bonds	12/01/24	5.000	2,197,591
2,570,000	North Thurston Public Schools, General Obligation Bonds	12/01/24	5.000	2,573,033
1,590,000	Port of Seattle, Revenue Bonds	06/01/25	3.450	1,585,002
1,500,000	Port of Seattle, Revenue Bonds	06/01/26	3.600	1,496,128
3,750,000	Port of Seattle, Revenue Bonds	04/01/27	5.000	3,752,097
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	423,068
5,050,000	Port of Seattle, Revenue Bonds	08/01/34	5.000	5,381,185
1,415,000	Port of Seattle, Revenue Bonds	08/01/35	5.000	1,502,745
3,000,000	Port of Seattle, Revenue Bonds	04/01/39	5.000	3,094,131
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	36

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Washington (continued)
$ 1,940,000	Washington Health Care Facilities Authority, Revenue Bonds[1,2]	10/01/42	4.000%	$1,967,525
	Total Washington			29,006,655

	Wisconsin (5.8%)
4,025,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/30	5.000	4,115,894
2,060,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/31	5.000	2,102,057
6,035,000	Public Finance Authority, Revenue Bonds[1,2]	10/01/46	3.700	5,982,693
9,700,000	State of Wisconsin, General Obligation Bonds[3]	05/01/27	5.000	10,149,583
4,000,000	State of Wisconsin, General Obligation Bonds[3]	05/01/33	5.000	4,524,138
2,250,000	State of Wisconsin, General Obligation Bonds[3]	05/01/34	5.000	2,564,907
1,300,000	State of Wisconsin, General Obligation Bonds[3]	05/01/35	5.000	1,492,067
1,650,000	State of Wisconsin, General Obligation Bonds[3]	05/01/36	5.000	1,886,258
20,400,000	University of Wisconsin Hospitals & Clinics, Revenue Bonds[2,5]	11/01/24	3.950	20,400,000
3,500,000	University of Wisconsin Hospitals & Clinics, Revenue Bonds[2,5]	11/01/24	4.000	3,500,000
6,950,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds	11/15/43	4.000	6,672,170
8,480,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds	11/15/43	4.000	8,141,008
	Total Wisconsin			71,530,775

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	37

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Municipal Bonds (continued)
	Wyoming (0.3%)
$ 2,395,000	Wyoming Community Development Authority, Revenue Bonds	12/01/34	3.500%	$2,261,332
1,320,000	Wyoming Community Development Authority, Revenue Bonds	12/01/48	4.000	1,322,413
685,000	Wyoming Community Development Authority, Revenue Bonds	12/01/49	3.750	682,334
	Total Wyoming			4,266,079
	Total Municipal Bonds (Identified cost $1,211,455,075)			1,212,023,798

	Short-Term Municipal Bonds (1.8%)
	Colorado (1.0%)
12,000,000	Adams & Weld Counties School District No 27J Brighton, General Obligation Bonds	12/01/24	5.000	12,015,141
	Total Colorado			12,015,141

	Maryland (0.8%)
10,000,000	County of Baltimore, General Obligation Bonds	01/01/25	5.000	10,026,843
	Total Maryland			10,026,843
	Total Short-term Municipal Bonds (Identified cost $22,045,367)			22,041,984

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	38

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	U.S. Treasury Bills (1.1%)
$ 13,225,000	U.S. Treasury Bill[4]	11/05/24	0.000%	$ 13,218,079
	Total U.S. Treasury Bills (Identified cost $13,218,079)			13,218,079

Total Investments (Identified cost $1,300,039,304)[6]			104.6%	$ 1,299,723,662
Liabilities in Excess of Cash and Other Assets			(4.6)%	(56,922,584)
Net Assets			100.00%	$ 1,242,801,078

____________

1       This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.

2      Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2024 coupon or interest rate.

3      Represent a security purchased on a when-issued basis.

4      Security issued with zero coupon. Income is recognized through accretion of discount.

5      Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2024.

6      The aggregate cost for federal income tax purposes is $1,300,087,269, the aggregate gross unrealized appreciation is $11,794,227 and the aggregate gross unrealized depreciation is $12,157,834, resulting in net unrealized depreciation of $363,607.

Abbreviations:

AGM − Assured Guaranty Municipal Corporation.

BAM − Build America Mutual.

BHAC − Berkshire Hathaway Assurance Corporation.

CME − Chicago Mercantile Exchange.

FGIC − Financial Guaranty Insurance Company.

FHA − Federal Housing Administration.

FHLMC − Federal Home Loan Mortgage Corporation.

FNMA − Federal National Mortgage Association.

GNMA − Government National Mortgage Association.

NPFG − National Public Finance Guarantee Corporation.

SIFMA − Securities Industry and Financial Markets Association.

SOFR − Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	39

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	40

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024 what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	41

BBH Intermediate Municipal Bond Fund Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at value*	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
Asset Backed Securities	$—	$4,983,965	$—	$4,983,965
Commercial Mortgage Backed Securities	—	32,455,836	—	32,455,836
Commercial Paper	—	15,000,000	—	15,000,000
Municipal Bonds	—	1,212,023,798	—	1,212,023,798
Short-term Municipal Bonds	—	22,041,984	—	22,041,984
U.S. Treasury Bills	—	13,218,079	—	13,218,079
Total Investment, at value	$—	$1,299,723,662	$—	$1,299,723,662

____________

*   For geographical breakdown of all investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	42

BBH Intermediate Municipal Bond Fund Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at value (Cost $1,300,039,304)	$1,299,723,662
Cash	108,853
Receivables for:
Interest	10,968,360
Investments sold	2,584,198
Shares sold	490,690
Interest from Custodian	3,717
Prepaid expenses	9,206
Total Assets	1,313,888,686

Liabilities:
Payables for:
Investments purchased	70,114,113
Net investment advisory and administrative fees	414,081
Shares redeemed	275,269
Dividends declared	123,512
Professional fees	86,563
Custody and fund accounting fees	50,104
Shareholder servicing fees	9,291
Transfer agent fees	4,072
Board of Trustees’ fees	460
Accrued expenses and other liabilities	10,143
Total Liabilities	71,087,608
Net Assets	$1,242,801,078

Net Assets Consist of:
Paid-in capital	$1,269,632,477
Accumulated deficit	(26,831,399)
Net Assets	$1,242,801,078

Net Asset Value and Offering Price Per Share
Class N Shares
($55,056,296 ÷ 5,360,671 shares outstanding)	$10.27
Class I Shares
($1,187,744,782 ÷ 115,791,595 shares outstanding)	$10.26

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	43

BBH Intermediate Municipal Bond Fund Statement of Operations For the year ended October 31, 2024
Net Investment Income:
Income:
Interest income	$40,094,149
Interest income from Custodian	44,108
Total Income	40,138,257

Expenses:
Investment advisory and administrative fees	3,935,418
Custody and fund accounting fees	139,607
Shareholder servicing fees	103,964
Professional fees	91,839
Board of Trustees’ fees	90,417
Transfer agent fees	50,484
Miscellaneous expenses	96,576
Total Expenses	4,508,305
Investment advisory and administrative fee waiver	(25,502)
Net Expenses	4,482,803
Net Investment Income	35,655,454

Net Realized and Unrealized Gain/(Loss):
Net realized loss on investments in securities	(1,410,750)
Net change in unrealized appreciation/(depreciation) on investments in securities	39,823,516
Net Realized and Unrealized Gain/(Loss)	38,412,766
Net Increase in Net Assets Resulting from Operations	$74,068,220

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	44

BBH Intermediate Municipal Bond Fund Statements of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets From:
Operations:
Net investment income	$35,655,454	$21,951,080
Net realized loss on investments in securities	(1,410,750)	(14,828,253)
Net change in unrealized appreciation/(depreciation) on investments in securities	39,823,516	15,410,196
Net increase in net assets resulting from operations	74,068,220	22,533,023

Dividends and distributions declared:
Class N	(1,777,835)	(1,317,041)
Class I	(33,879,850)	(20,635,433)
Total dividends and distributions declared	(35,657,685)	(21,952,474)

Share transactions:
Proceeds from sales of shares[1]	597,344,414	281,950,065
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	10,178,701	7,391,738
Proceeds from short-term redemption fees	1,696	10,858
Cost of shares redeemed[1]	(148,984,344)	(195,992,872)
Net increase in net assets resulting from share transactions	458,540,467	93,359,789
Total increase in net assets	496,951,002	93,940,338

Net Assets:
Beginning of year	745,850,076	651,909,738
End of year	$1,242,801,078	$745,850,076

____________

1       Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	45

BBH Intermediate Municipal Bond Fund Financial Highlights Selected per share data and ratios for a Class N share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.74	$9.69	$10.93	$10.96	$10.76
Income from investment operations:
Net investment income[1]	0.35	0.29	0.15	0.13	0.17
Net realized and unrealized gain/(loss)	0.53	0.05	(1.22)	(0.02)	0.25
Total income/(loss) from investment operations	0.88	0.34	(1.07)	0.11	0.42
Dividends and distributions to shareholders:
From net investment income	(0.35)	(0.29)	(0.16)	(0.13)	(0.17)
From net realized gains	—	—	(0.01)	(0.01)	(0.05)
Total dividends and distributions to shareholders	(0.35)	(0.29)	(0.17)	(0.14)	(0.22)
Short-term redemption fees[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$10.27	$9.74	$9.69	$10.93	$10.96
Total return[3]	9.10%	3.39%	(9.91)%	1.01%	4.00%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$55	$47	$55	$82	$92
Ratio of expenses to average net assets before reductions	0.70%	0.72%	0.70%	0.69%	0.71%
Fee waiver[4]	(0.05)%	(0.07)%	(0.05)%	(0.04)%	(0.06)%
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.42%	2.83%	1.46%	1.18%	1.58%
Portfolio turnover rate	201%	164%	135%	45%	32%
Portfolio turnover rate[5]	33%	63%	73%	23%	19%

____________

1       Calculated using average shares outstanding for the year.

2      Less than $0.01.

3      Assumes the reinvestment of distributions.

4      The ratio of expenses to average net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, reflects fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective through March 1, 2025 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2024, 2023, 2022, 2021 and 2020, the waived fees were $25,502, $33,916, $31,643, $35,002 and $41,531, respectively.

5      The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	46

BBH Intermediate Municipal Bond Fund Financial Highlights (continued) Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.73	$9.68	$10.92	$10.95	$10.75
Income from investment operations:
Net investment income[1]	0.37	0.31	0.18	0.15	0.19
Net realized and unrealized gain/(loss)	0.53	0.04	(1.23)	(0.02)	0.25
Total income/(loss) from investment operations	0.90	0.35	(1.05)	0.13	0.44
Dividends and distributions to shareholders:
From net investment income	(0.37)	(0.30)	(0.18)	(0.15)	(0.19)
From net realized gains	—	—	(0.01)	(0.01)	(0.05)
Total dividends and distributions to shareholders	(0.37)	(0.30)	(0.19)	(0.16)	(0.24)
Short-term redemption fees[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$10.26	$9.73	$9.68	$10.92	$10.95
Total return[3]	9.33%	3.60%	(9.74)%	1.21%	4.18%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1,188	$699	$597	$788	$656
Ratio of expenses to average net assets	0.44%	0.45%	0.46%	0.45%	0.47%
Ratio of net investment income to average net assets	3.64%	3.03%	1.69%	1.38%	1.75%
Portfolio turnover rate	201%	164%	135%	45%	32%
Portfolio turnover rate[4]	33%	63%	73%	23%	19%

____________

1       Calculated using average shares outstanding for the year.

2      Less than $0.01.

3      Assumes the reinvestment of distributions.

4      The portfolio turnover rate excludes variable rate demand notes.
The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	47

BBH Intermediate Municipal Bond Fund Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2024, there were seven series of the Trust. The Fund commenced operations on April 1, 2014 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax).

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.  Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

© Brown Brothers Harriman	48

BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B.  Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Financial Statements October 31, 2024 © Brown Brothers Harriman	49

BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024

C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.  Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not

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BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024 aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.   Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $1,777,835 and $33,879,850 to Class N and Class I shareholders, respectively, during the year ended October 31, 2024, and in the amount of $1,317,041 and $20,635,433 to Class N and Class I shareholders, respectively, during the year ended October 31, 2023. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purpose.

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2024:	$2,887,746	$—	$2,887,746	$32,769,939	$—	$35,657,685
2023:	1,294,293	—	1,294,293	20,658,181	—	21,952,474

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Undistributed tax-exempt income	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$—	$—	$143,353	$(26,487,633)	$(171,477)	$(315,642)	$(26,831,399)
2023:	—	—	97,537	(25,101,310)	(99,003)	(40,139,158)	(65,241,934)

The Fund had $26,487,633 net capital loss carryforwards as of October 31, 2024, of which $7,780,102 and $18,707,531, is attributable to short-term and long-term capital losses, respectively.

Financial Statements October 31, 2024 © Brown Brothers Harriman	51

BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.   Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  Fees and Other Transactions with Affiliates.

A.  Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2024, the Fund incurred $3,935,418 under the Agreement.

B.  Expense Waivers and Reimbursements. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2025, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of

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BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024

Trustees. For the year ended October 31, 2024, the Investment Adviser waived fees in the amount of $25,502 and $0 for Class N and Class I, respectively.

C.  Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2024, Class N shares of the Fund incurred $103,964 in shareholder servicing fees.

D.  Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For the year ended October 31, 2024, the Fund incurred $139,607 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2024 was $44,108. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2024 was $7,518. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.   Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $90,417 in independent Trustee compensation and expense reimbursements.

F.   Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

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BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024

4.  Investment Transactions. For the year ended October 31, 2024, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $2,444,211,677 and $2,016,853,165, respectively.

5.   Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	1,357,186	$13,949,650	2,755,041	$27,945,104
Shares issued in connection with reinvestments of dividends	172,414	1,773,986	130,330	1,313,338
Proceeds from short-term redemption fees	N/A	128	N/A	17
Shares redeemed	(998,345)	(10,245,687)	(3,693,972)	(37,075,353)
Net increase/(decrease)	531,255	$5,478,077	(808,601)	$(7,816,894)

Class I
Shares sold	56,691,791	$583,394,764	25,379,215	$254,004,961
Shares issued in connection with reinvestments of dividends	817,789	8,404,715	603,868	6,078,400
Proceeds from short-term redemption fees	N/A	1,568	N/A	10,840
Shares redeemed	(13,538,259)	(138,738,657)	(15,840,151)	(158,917,519)
Net increase	43,971,321	$453,062,390	10,142,932	$101,176,682

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2024 and 2023. Specifically:

During the year ended 2024, 55,021 shares of Class N were exchanged for 55,075 shares of Class I valued at $557,364.

During the year ended 2023, 10,018 shares of Class I were exchanged for 10,008 shares of Class N valued at $102,417.

© Brown Brothers Harriman	54

BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024

6.   Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates, higher volatility for securities with longer maturities (interest rate risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (geographic risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund may use derivatives that could create risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund may remain substantially fully invested at a time when a purchase is outstanding, then the purchases may result in a form of leverage. If the counterparty to a when-issued or delayed-delivery transaction fails to deliver the securities, the fund may receive a less favorable price or yield, or may suffer a loss (when-issued and delayed delivery securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment

Financial Statements October 31, 2024 © Brown Brothers Harriman	55

BBH Intermediate Municipal Bond Fund Notes to Financial Statements (continued) October 31, 2024 adviser whose discretionary clients may make up a large percentage of the Fund’s shareholders (large shareholder risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

© Brown Brothers Harriman	56

BBH Intermediate Municipal Bond Fund Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Financial Statements October 31, 2024 © Brown Brothers Harriman	57

BBH Intermediate Municipal Bond Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

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BBH Intermediate Municipal Bond Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Financial Statements October 31, 2024 © Brown Brothers Harriman	59

BBH Intermediate Municipal Bond Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH

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BBH Intermediate Municipal Bond Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which

Financial Statements October 31, 2024 © Brown Brothers Harriman	61

BBH Intermediate Municipal Bond Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

© Brown Brothers Harriman	62

BBH Intermediate Municipal Bond Fund Additional Federal Tax Information October 31, 2024 (unaudited)

In January 2025, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2024. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

Financial Statements October 31, 2024 © Brown Brothers Harriman	63

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Annual Financial Statements October 31, 2024 BBH U.S. Government Money Market Fund

BBH U.S. Government Money Market Fund Report of Independent Registered Public Accounting Firm

To the Shareholders of BBH U.S. Government Money Market Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Government Money Market Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also

© Brown Brothers Harriman	2

BBH U.S. Government Money Market Fund Report of Independent Registered Public Accounting Firm (continued)

included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2024

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

Financial Statements October 31, 2024 © Brown Brothers Harriman	3

BBH U.S. Government Money Market Fund Portfolio Allocation October 31, 2024

Breakdown by Security Type

	U.S. $ Value	Percent of Net Assets
U.S. Government Agency Obligations	$325,000,000	4.2%
U.S. Treasury Bills	5,813,298,009	76.1
Repurchase Agreements	1,500,000,000	19.6
Cash and Other Assets in Excess of Liabilities	9,965,465	0.1
Net Assets	$7,648,263,474	100.0%

All data as of October 31, 2024. The BBH U.S. Government Money Market Fund’s (the “Fund”) breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	4

BBH U.S. Government Money Market Fund Portfolio of Investments October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	U.s. Government Agency Obligations (4.2%)
$ 325,000,000	Federal Home Loan Bank Discount Notes[1,2]	11/01/24	4.601%	$325,000,000
	Total U.S. Government Agency Obligations (Cost $325,000,000)			325,000,000

	U.s. Treasury Bills (76.1%)
285,000,000	U.S. Treasury Bill[1,2]	11/05/24	4.866	284,846,831
320,000,000	U.S. Treasury Bill[1,2]	11/07/24	5.183	319,728,321
390,000,000	U.S. Treasury Bill[1,2]	11/12/24	5.059	389,404,678
310,000,000	U.S. Treasury Bill[1,2]	11/14/24	5.193	309,428,567
350,000,000	U.S. Treasury Bill[1,2]	11/19/24	4.623	349,196,656
250,000,000	U.S. Treasury Bill[1,2]	11/21/24	4.643	249,356,861
400,000,000	U.S. Treasury Bill[1,2]	11/26/24	4.682	398,705,313
140,000,000	U.S. Treasury Bill[1,2]	11/29/24	4.976	139,464,414
285,000,000	U.S. Treasury Bill[1,2]	12/03/24	4.695	283,819,076
290,000,000	U.S. Treasury Bill[1,2]	12/05/24	4.805	288,696,530
275,000,000	U.S. Treasury Bill[1,2]	12/10/24	4.662	273,621,106
345,000,000	U.S. Treasury Bill[1,2]	12/12/24	4.938	343,088,597
270,000,000	U.S. Treasury Bill[1,2]	12/17/24	4.659	268,404,024
285,000,000	U.S. Treasury Bill[1,2]	12/19/24	4.623	283,262,320
200,000,000	U.S. Treasury Bill[1,2]	01/02/25	4.530	198,455,339
150,000,000	U.S. Treasury Bill[1]	01/07/25	4.739	148,696,292
245,000,000	U.S. Treasury Bill[1,2]	01/09/25	4.761	242,799,722
250,000,000	U.S. Treasury Bill[1,2]	01/14/25	4.670	247,636,419
150,000,000	U.S. Treasury Bill[1]	01/21/25	4.514	148,492,050
145,000,000	U.S. Treasury Bill[1,2]	01/23/25	4.554	143,494,933
200,000,000	U.S. Treasury Bill[1]	01/30/25	4.522	197,765,000
100,000,000	U.S. Treasury Bill[1]	02/06/25	4.919	98,705,319
150,000,000	U.S. Treasury Bill[1,2]	03/20/25	4.421	147,494,911
60,000,000	U.S. Treasury Bill[1]	04/24/25	4.461	58,734,730
	Total U.S. Treasury Bills (Cost $5,813,298,009)			5,813,298,009

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	5

BBH U.S. Government Money Market Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Repurchase Agreements (19.6%)
$ 375,000,000	BNP Paribas (Agreement dated 10/31/24 collateralized by FHLMC 1.220%-7.000%, due 10/01/29-11/01/54, original par $111,406,168, value $86,036,212, FNMA 1.500%-7.500%, due 12/01/25-10/01/54, original par $416,754,502, value $210,934,868, GNMA 2.500%-7.500%, due 04/15/29-07/20/64, original par $144,680,886, value $80,405,802, U.S. Treasury Securities 0.000%-4.625%, due 06/30/25-05/31/29, original par $5,011,394, value $5,123,118)	11/01/24	4.770%	$375,000,000
375,000,000	National Australia Bank Ltd. (Agreement dated 10/31/24 collateralized by U.S. Treasury Notes 2.750%, due 04/30/27, original par $395,570,000, value $382,500,000)	11/01/24	4.800	375,000,000
375,000,000	Royal Bank of Canada (Agreement dated 10/31/24 collateralized by U.S. Treasury Notes 1.250%, due 12/31/26, original par $405,461,000, value $382,500,000)	11/01/24	4.750	375,000,000

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	6

BBH U.S. Government Money Market Fund Portfolio of Investments (continued) October 31, 2024 All investments in the United States, except as noted.
Principal Amount		Maturity Date	Interest Rate	Value
	Repurchase Agreements (continued)
$ 375,000,000	Societe Generale (Agreement dated 10/31/24 collateralized by GNMA 5.000%-5.500%, due 03/20/53-05/20/54, original par $409,925,882, value $382,500,000)	11/01/24	4.800%	$375,000,000
	Total Repurchase Agreements (Cost $1,500,000,000)			1,500,000,000

Total Investments (Cost $7,638,298,009)[3]			99.9%	$7,638,298,009
Cash and Other Assets in Excess of Liabilities			0.1%	9,965,465
Net Assets			100.0%	$7,648,263,474

____________

1       Coupon represents a yield to maturity.

2      Coupon represents a weighted average yield.

3      The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Abbreviations:

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	7

BBH U.S. Government Money Market Fund Portfolio of Investments (continued) October 31, 2024

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	8

BBH U.S. Government Money Market Fund Portfolio of Investments (continued) October 31, 2024 relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

At October 31, 2024, 100% of the Fund’s investments in securities were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”). Amortized cost approximates the fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	9

BBH U.S. Government Money Market Fund Portfolio of Investments (continued) October 31, 2024

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024.

Investments, at amortized cost which approximates fair value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2024
U.S. Government Agency Obligations	$—	$325,000,000	$—	$325,000,000
U.S. Treasury Bills	—	5,813,298,009	—	5,813,298,009
Repurchase Agreements	—	1,500,000,000	—	1,500,000,000
Total Investments, at amortized cost which approximates fair value	$—	$7,638,298,009	$—	$7,638,298,009

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	10

BBH U.S. Government Money Market Fund Statement of Assets and Liabilities October 31, 2024
Assets:
Investments in securities, at amortized cost which approximates fair value	$6,138,298,009
Repurchase agreements (Cost $1,500,000,000)	1,500,000,000
Cash	16,479,704
Receivables for:
Shares sold	946,637
Interest	199,167
Interest from Custodian	67,716
Prepaid expenses	55,215
Total Assets	7,656,046,448

Liabilities:
Payables for:
Investment advisory and administrative fees	1,256,340
Dividends declared	951,601
Custody and fund accounting fees	142,784
Professional fees	58,773
Transfer agent fees	2,597
Board of Trustees’ fees	729
Accrued expenses and other liabilities	14,113
Due to counterparty	5,356,037
Total Liabilities	7,782,974
Net Assets	$7,648,263,474

Net Assets Consist of:
Paid-in capital	$7,648,286,023
Distributions in excess of net investment income	(22,549)
Net Assets	$7,648,263,474

Net Asset Value and Offering Price Per Share
Institutional Shares
($7,648,263,474 ÷ 7,648,292,041 shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	11

BBH U.S. Government Money Market Fund Statement of Operations For the year ended October 31, 2024
Net Investment Income:
Income:
Interest income	$359,941,997
Interest income from Custodian	1,090,053
Other income	4,117
Total Income	361,036,167

Expenses:
Investment advisory and administrative fees	14,093,602
Custody and fund accounting fees	622,733
Board of Trustees’ fees	151,774
Professional fees	65,519
Transfer agent fees	35,227
Miscellaneous expenses	140,453
Total Expenses	15,109,308
Net Investment Income	345,926,859

Net Realized Gain:
Net realized gain on investments	14,324
Net Increase in Net Assets Resulting from Operations	$345,941,183

The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	12

BBH U.S. Government Money Market Fund Statements of Changes in Net Assets
	For the years ended October 31,
	2024	2023
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income	$345,926,859	$243,682,841
Net realized gain/(loss) on investments	14,324	(477,212)
Net increase in net assets resulting from operations	345,941,183	243,205,629

Dividends and distributions declared:
Institutional Shares	(345,962,298)	(243,205,629)

Share transactions:
Fund shares sold and fund shares issued in connection with reinvestments of dividends	10,379,321,440	7,328,113,029
Fund shares repurchased	(8,630,003,132)	(6,224,168,203)
Net increase in net assets resulting from fund share transactions	1,749,318,308	1,103,944,826
Total increase in net assets	1,749,297,193	1,103,944,826

Net Assets:
Beginning of year	5,898,966,281	4,795,021,455
End of year	$7,648,263,474	$5,898,966,281

The accompanying notes are an integral part of these financial statements.

Financial Statements October 31, 2024 © Brown Brothers Harriman	13

BBH U.S. Government Money Market Fund Financial Highlights Selected per share data and ratios for a class Institutional share outstanding throughout each year.
	For the years ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.05	0.05	0.01	0.00[2]	0.01
Net realized and unrealized gain/(loss)	0.00[2]	(0.01)	0.00[2]	(0.00)[2]	0.00[2]
Total income from investment operations	0.05	0.04	0.01	0.00[2]	0.01
Dividends and distributions to shareholders:
From net investment income	(0.05)	(0.04)	(0.01)	(0.00)[2]	(0.01)
Total dividends and distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)[2]	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[3]	5.22%	4.59%	0.75%	0.01%	0.59%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$7,648	$5,899	$4,795	$4,227	$3,475
Ratio of expenses to average net assets before reductions	0.22%	0.23%	0.23%	0.23%	0.24%
Fee waiver[4]	—%	—%	(0.08)%	(0.19)%	(0.05)%
Ratio of expenses to average net assets after reductions	0.22%	0.23%	0.15%	0.04%	0.19%
Ratio of net investment income to average net assets	5.09%	4.52%	0.73%	0.01%	0.48%

____________

1       Calculated using average shares outstanding for the year.

2      Less than $0.01 per share.

3      Assumes the reinvestment of distributions.

4      During the years ended October 31, 2024, 2023, 2022, 2021 and 2020, the investment advisory and administrative fee waivers, as a result of a voluntary operating expense limitation agreement, were $–, $–, $3,724,415, $7,060,486 and $1,299,428, respectively.
The accompanying notes are an integral part of these financial statements.

© Brown Brothers Harriman	14

BBH U.S. Government Money Market Fund Notes to Financial Statements October 31, 2024

1.   Organization. The Fund is a separate series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized as a Massachusetts business trust on June 7, 1983 and re-organized as a Delaware statutory trust on June 12, 2007. At October 31, 2024, there were seven series of the Trust. The Fund commenced operations on December 12, 1983. The Fund currently offers one class of shares designated as Institutional Shares. The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund’s net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities.

2.   Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A.  Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for the supervision and oversight of the determination of the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

Financial Statements October 31, 2024 © Brown Brothers Harriman	15

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024

The Fund values its investments at amortized cost, which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is in compliance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate fair value, securities may be valued as determined in accordance with procedures adopted by the Board.

B.   Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued as earned and consists of interest accrued, accretion of discount on debt securities (including both original issue and market discount) and premium amortization on the investments of the Fund.

C.  Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.   Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the marked-to-market value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single

© Brown Brothers Harriman	16

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024 net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements and information related to collateral, which could be offset in event of default, are shown in the Portfolio of Investments.

E.   Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2024, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any such interest

Financial Statements October 31, 2024 © Brown Brothers Harriman	17

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024 or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.   Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $345,962,298 and $243,205,629 to Institutional shareholders during the years ended October 31, 2024 and October 31, 2023, respectively.

The tax character of distributions paid during the years ended October 31, 2024 and 2023, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Total Distributions paid
2024:	$345,962,298	$—	$345,962,298	$345,962,298
2023:	243,205,629	—	243,205,629	243,205,629

As of October 31, 2024 and 2023, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2024:	$1,392,888	$—	$(463,836)	$(951,601)	$—	$(22,549)
2023:	1,303,719	—	(478,160)	(826,993)	—	(1,434)

The Fund had $463,836 net capital loss carryforwards as of October 31, 2024, of which $463,836 and $0, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses.

© Brown Brothers Harriman	18

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024

Total distributions paid may differ from the amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

There are no significant differences between book-basis and tax-basis unrealized appreciation/(depreciation) for investments for the current year.

To the extent future capital gains are offset by future capital loss carryforwards, if any, such gains will not be distributed.

G.  Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.  Fees and Other Transactions with Affiliates.

A.   Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.25% on the first $1 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2024, the Fund incurred $14,093,602 for services under the Agreement.

B.   Investment Advisory and Administrative Fee Waiver. BBH may from time to time voluntarily waive all or a portion of its investment advisory and administrative fee from the Fund. For the year ended October 31, 2024, BBH waived fees in the amount of $0 for Institutional Shares.

C.  Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is based partially on asset values and partially on individual fund transactions. The fund accounting fee is primarily an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value. For

Financial Statements October 31, 2024 © Brown Brothers Harriman	19

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024 the year ended October 31, 2024, the Fund incurred $622,733 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the agreement for the year ended October 31, 2024 was $1,090,053. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2024 was $135,430. This amount is included in the “Custody and fund accounting fees” in the Statement of Operations.

D.   Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act (referred to here as an “Independent Trustee”) receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2024, the Fund incurred $151,774 in Independent Trustee compensation and expense reimbursements.

E.   Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.  Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Institutional Shares of beneficial interest, at no par value. Transactions in Institutional Shares were as follows:

	For the year ended October 31, 2024		For the year ended October 31, 2023
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	10,379,293,974	$10,379,293,974	7,328,089,995	$7,328,089,995
Shares issued in connection with reinvestments of dividends	27,466	27,466	23,034	23,034
Shares redeemed	(8,630,003,132)	(8,630,003,132)	(6,224,168,203)	(6,224,168,203)
Net increase	1,749,318,308	$1,749,318,308	1,103,944,826	$1,103,944,826

© Brown Brothers Harriman	20

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024

5.   Principal Risk Factors and Indemnifications.

A.  Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH or any other bank, and the shares are neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. BBH has no legal obligation to provide financial support to the Fund and you should not expect that BBH as the Fund’s sponsor will provide financial support to the Fund at any time. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The divergence of the Fund’s amortized cost price per share from its market based net asset value per share may result in the Fund’s inability to maintain a stable $1.00 NAV, resulting in material dilution or other unfair results to shareholders (stable NAV risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk), failure of an issuer, guarantor or counterparty to a transaction to perform (credit risk) or changes in interest rates (interest rate risk). The Fund is subject to the risk that the securities selected by the investment adviser may underperform (management risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). The Fund’s investments in certain U.S. government agency securities may not be backed by the U.S. Treasury and may be supported only by the credit of the issuer (U.S. government agency securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by the Fund’s investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund’s exposure to these risks with respect to these financial assets held by the Fund is reflected in their value as recorded in the Fund’s Statement of Assets and Liabilities. The U.S. Securities and Exchange Commission (“SEC”) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund (regulatory risk). The absence of an

Financial Statements October 31, 2024 © Brown Brothers Harriman	21

BBH U.S. Government Money Market Fund Notes to Financial Statements (continued) October 31, 2024 active market for the Fund’s variable and floating rate securities could make it difficult for the Fund to dispose of them if the issuer defaults (variable and floating rate instrument risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.   Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

6.   Money Market Regulation. Money market funds are required to comply with SEC regulations and governing rules for money market funds. Government money market funds, such as BBH U.S. Government Money Market Fund, are permitted to continue to transact fund shares at a NAV calculated using the amortized cost valuation method. The Fund’s Board of Trustees has determined not to impose any liquidity-based redemption fees or redemption gates on the Fund as permitted by the SEC amendments. As a government money market fund, the Fund must invest 99.5% or more of its total assets in cash, short-term U.S. Treasury securities, U.S. government agency securities, and/or repurchase agreements that are collateralized fully by cash or government securities.

7.   Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2024 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

© Brown Brothers Harriman	22

BBH U.S. Government Money Market Fund Conflicts of Interest October 31, 2024 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-advisers have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and each Sub-adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-advisers and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-advisers can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-advisers and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Financial Statements October 31, 2024 © Brown Brothers Harriman	23

BBH U.S. Government Money Market Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-advisers manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-advisers face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-advisers could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-advisers, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-advisers may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

© Brown Brothers Harriman	24

BBH U.S. Government Money Market Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-advisers. The Sub-advisers, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or a Fund’s Sub-adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or a Fund’s Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Financial Statements October 31, 2024 © Brown Brothers Harriman	25

BBH U.S. Government Money Market Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that a Sub-adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH

© Brown Brothers Harriman	26

BBH U.S. Government Money Market Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which

Financial Statements October 31, 2024 © Brown Brothers Harriman	27

BBH U.S. Government Money Market Fund Conflicts of Interest (continued) October 31, 2024 (unaudited)

could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

© Brown Brothers Harriman	28

BBH U.S. Government Money Market Fund Additional Federal Tax Information October 31, 2024 (unaudited)

In January 2025, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2024. Shareholders should use the information on Form 1099 for their income tax returns.

Financial Statements October 31, 2024 © Brown Brothers Harriman	29

ADMINISTRATOR

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1290 BROADWAY, SUITE 1000

DENVER, CO 80203

SHAREHOLDER SERVICING AGENT

BROWN BROTHERS HARRIMAN & Co.

140 BROADWAY

NEW YORK, NY 10005

1-800-575-1265

To obtain information or make shareholder inquiries:

INVESTMENT ADVISER BROWN BROTHERS HARRIMAN MUTUAL FUND ADVISORY DEPARTMENT 140 BROADWAY NEW YORK, NY 10005
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund’s Forms N-MFP are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s website at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
NEW YORK BEIJING BOSTON CHARLOTTE CHICAGO DUBLIN GRAND CAYMAN HONG KONG HOUSTON JERSEY CITY KRAKÓW LONDON LUXEMBOURG NASHVILLE PHILADELPHIA TOKYO WILMINGTON ZÜRICH BBH.COM

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Companies.

The Fund’s disclosure of remuneration items is included as part of the Financial Statements filed under Item 7 of this form.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

The Funds’ Evaluation and Approval of Advisory Contract summary by fund appears in the Financial Statements filed under Item 7 of this form.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16.     Controls and Procedures.

(a)     The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19.     Exhibits.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 19(a)(3) to this Form N-CSR.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 19(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By:	(Signature and Title)
/s/ Daniel Greifenkamp
Daniel Greifenkamp
Title: President (Principal Executive Officer)
Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)
/s/ Daniel Greifenkamp
Daniel Greifenkamp
Title: President (Principal Executive Officer)
Date: January 6, 2025
By:	(Signature and Title)
/s/ Charles H. Schreiber
Charles H. Schreiber
Title: Treasurer (Principal Financial Officer)
Date: January 6, 2025